UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	5
DISCLOSURE OF FUND EXPENSES	7
PORTFOLIO OF INVESTMENTS	8
STATEMENT OF ASSETS AND LIABILITIES	20
STATEMENT OF OPERATIONS	21
STATEMENTS OF CHANGES IN NET ASSETS	22
FINANCIAL HIGHLIGHTS	24
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
ADDITIONAL INFORMATION	35
DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS	37
LIQUIDITY RISK MANAGEMENT PROGRAM	39
TRUSTEES AND OFFICERS	40
PRIVACY POLICY	43

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

APRIL 30, 2024	DGINV.COM

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2024 (Unaudited)

Fiscal Year Summary

April 30th marked The DGI Fund’s fiscal year end. For the year, The Fund returned 44.95%. Stocks in the Fund returned 65.87% while bonds returned 1.67%. The S&P 500 returned 22.66% in the same period.

Since Inception (8/12/2011-4/30/2024), the DGI Fund has returned 12.51% (annualized), above our goal when we opened the Fund of a double-digit annualized growth rate over long periods of time. The stocks and bonds in the fund have returned annualized rates of 16.61% and 2.15%, respectively, in the same span. The S&P 500 index has averaged 14.28% annually since the Fund’s inception.

As of 4/30/24, The DGI Fund’s assets stood at $524.2 million in over 1000 investor accounts. Assets increased 45% in the last year, largely via increasing asset values. Shareholders contributed $32.3 million and withdrew $27.2 million.

Since Fund inception, investors have contributed $347.1 million and withdrawn $150.9 million. Investment appreciation and income – including past dividends and capital gains distributions – have totaled $356.2 million. The balance of investor contributions and our investment team’s ability to generate returns is a testament to the “partnership” aspect of The DGI Fund. We believe a key component to the Fund’s success is the steadfastness of its investor base, with average annual turnover below 2% (turnover in the headcount of investors).

Performance Commentary

As is clear from the returns numbers above, stocks were the main driver of performance in the last year. The Fund’s stocks contributed 44.49% to the Fund’s total return while bonds contributed 0.46%.

Stock performance was broad-based as 27 of the 41 stocks in the Fund had positive returns for the year. Ten stocks contributed over 1% to the Fund’s performance. The clear differentiator was SuperMicro, which increased 695.97% and contributed 48.54% to the Fund’s total return.

As a brief background, SuperMicro develops and manufactures high performance computer server and datacenter system solutions. We believe the company’s unique development process and business model gives them a significant sustainable advantage over competitors, and results in their servers typically being both the highest performing and lowest cost option for their business customers.

An emerging area of growth for SuperMicro is servers and systems to power artificial intelligence (AI) applications. These servers are powered by specialized high-performance semiconductor chips called GPUs produced by chipmakers such as Nvidia. SuperMicro has developed deep technical partnerships with Nvidia and the other leading chip makers, which helps them maintain a performance advantage over the competition.

The DGI Fund has held SuperMicro for nearly 9 years (since May of 2015). We jokingly refer to stocks like Super Micro Computer, Inc. (SMCI) as “10-year overnight successes.” In the Fund’s first 7.5 years of ownership through 12/31/23, the stock’s annualized return was 12.65%, higher than our annual target rate of return for stocks. A satisfactory if not outsized growth rate in our opinion.

Entering 2023, SMCI was the largest weight of any holding in the Fund, based on the attractive expected return suggested by our research, our investment team’s conviction in the company, and their leadership team’s ability to execute on their business plan in a rapidly growing market (artificial intelligence). In just the 16 months since the start of 2023 (1/1/2023 to 4/30/24), the

Annual Report | April 30, 2024	1

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2024 (Unaudited)

stock increased 946.02%, bringing the Fund’s cumulative return in the stock to nearly a 25-fold increase.

Beneath the SuperMicro headline, other stocks also posted significant positive returns. Two other stocks increased over 100% – Pure Storage and Royal Caribbean – and three others were up over 50%.

The primary detractors from performance in the year were Viasat (-54.69%), Sleep Number (-54.26%), and LGI Homes (-24.02%).

While there were no shortage of macroeconomic factors weighing on the overall stock market in the last twelve months, in our view portfolio performance has been driven by the business execution and fundamental progress of the companies owned within the Fund. As a group, the revenues and net income of fund holdings have steadily increased over time, with a noticeable acceleration since the end of 2020.

Outlook for Stocks

In our annual Owners Forum livestream with shareholders, we discussed five reasons we are optimistic about the next seven-plus years for both equities and fixed income. (A replay of that livestream event is available on the Fund’s website, www.dgifund.com, under “Insights”). First, we see a significant “value gap” in stocks. For purposes of the DGI Fund’s portfolio, a value gap occurs when stocks are trading below our assessed value for the company. In December of 2022, our work showed that stocks were trading at a 44% discount to our assessed value. A value gap is fairly typical near the bottom of a bear market. However, even after the 2023 recovery, our work showed stocks in the Fund trading at a 31% discount to our estimate of their intrinsic value.

Another reason for our optimism is that our investment approach is generally most favorably rewarded when the stock market is focused on fundamental business value, rather than non-fundamental factors such as stock price momentum or geopolitics. The 2022 bear market and subsequent rally suggests overall market participants shifted away from high-priced stocks toward a value-oriented approach. From the market bottom (9/30/2022) to the end of 2023, stocks in the Fund returned 112% vs. a 50% return for the S&P 500.

Other reasons for an optimistic outlook for stocks are the fundamental progress of the Fund’s companies (think revenue growth, profit margin expansion, etc) and the potential for serial innovation. Serial innovation is a key investment attribute we look for in both potential and current investments, and it is encouraging that we see our companies executing on this front.

Outlook for Bonds

The fifth reason for our optimistic outlook is the higher yields that investment-grade bonds offer now versus just 18 months ago and prior. Coming into 2022, the Fund’s bond portfolio’s yield was just above 1.5%. By the end of 2022 and sustained through 2023, that yield was nearly 5%.

It may sound small, but that 3.5% shift is a 3x increase in bond yields. If bonds average 35% of Fund assets, that suggests a 1.75% contribution to overall Fund performance.

While we do not know if or when the Federal Reserve will cut interest rates and therefore lower the yield for new bond issues, the relatively sustained higher-yield environment has allowed us to purchase bonds in the Fund at these yields which we intend to hold to maturity. It also allows us to purchase bonds with longer durations (essentially maturity dates that are further out), which would likely have a price return benefit if or when interest rates do come down.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2024 (Unaudited)

These are the highest yields for bonds in the Fund since inception in 2011.

New Purchases and Complete Sales

Overall trading activity was lower in 2023 than in recent years. We spent 2020 and 2021 reducing valuation risk in the portfolio during what we saw as a stimulus-induced bubble in stocks. In each year, we sold 10 stocks out of the Fund. In the last twelve months, we added one new stock to the Fund and fully sold one.

In November of 2023, we sold the remaining position in Sleep Number (SNBR). The primary reason was increasing financial risk combined with increased business execution risk as the company took on a series of ill-advised share buybacks. The latter tranches of these share repurchases were debt-financed, leading to significantly increased levels of debt on the balance sheet (financial risk).

In February of 2024, the Fund made an initial investment in Progyny, Inc. (PGNY). Progyny is a leading fertility benefits management company. It enables individuals to fulfill their dream of parenthood through a unique end-to-end approach—a differentiated benefits plan design, comprehensive patient support, active management of a selective fertility specialist network, and an integrated pharmacy program. In turn, Progyny’s clients (self-insured employers) have lower healthcare costs and gain transparency into the effectiveness of their fertility coverage. Moreover, Progyny’s members (patients) get treatment from the best physicians in the US and experience superior clinical outcomes. Progyny was founded in 2016 and has ~400 employees.

Sincerely,

Frederick Martin, CFA – Portfolio Manager

Rob Nicoski, CPA* – Portfolio Manager

Nick Hansen, CFA, CAIA – Portfolio Manager

Jason Lima, CFA – Portfolio Manager

Annual Report | April 30, 2024	3

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2024 (Unaudited)

*	CPA License Inactive.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of this report, are subject to change, and may not reflect the writers’ current views.

The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

April 30, 2024 (Unaudited)

Annualized Total Return Performance (for the period ended April 30, 2024)

	1 Year	3 Year	5 Year	10 Year	Since Inception*
The Disciplined Growth Investors Fund	44.95%	9.11%	12.70%	11.27%	12.51%
S&P 500® Total Return Index(1)	22.66%	8.06%	13.19%	12.41%	14.28%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2024	5

The Disciplined Growth Investors Fund	Performance Update

April 30, 2024 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2024)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation (as a % of Net Assets)*

Technology	37.26%
Industrials	11.22%
Consumer Discretionary	9.63%
Health Care	5.45%
Energy	4.73%
Communications	0.79%
Corporate Bonds	20.08%
Government Bond	10.50%
Other Assets in Excess of Liabilities	0.34%
Top Ten Holdings (as a % of Net Assets)*

Super Micro Computer, Inc.	7.19%
U.S. Treasury Note	4.22%
Pure Storage, Inc.	3.79%
Plexus Corp.	3.01%
Arista Networks, Inc.	2.97%
Microchip Technology, Inc.	2.91%
Align Technology, Inc.	2.79%
Akamai Technologies, Inc.	2.74%
Garmin, Ltd.	2.67%
Gentex Corp.	2.64%
Top Ten Holdings	34.93%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2023 through April 30, 2024.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2023	Ending Account Value 4/30/2024	Expense Ratio(a)	Expenses Paid During period 11/1/2023 - 4/30/2024(b)
Actual	$1,000.00	$1,349.50	0.78%	$ 4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	0.78%	$ 3.92

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

Annual Report | April 30, 2024	7

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2024

	Shares	Value (Note 2)
COMMON STOCKS (69.08%)
COMMUNICATIONS (0.79%)
Media (0.79%)
Take-Two Interactive Software, Inc. (a)	29,064	$4,150,630

TOTAL COMMUNICATIONS		4,150,630

CONSUMER DISCRETIONARY (9.63%)
Consumer Discretionary Products (4.89%)
Gentex Corp.	403,374	13,835,728
Gentherm, Inc. (a)	44,772	2,264,120
LGI Homes, Inc. (a)	60,517	5,442,294
Under Armour, Inc. , Class A(a)	607,975	4,091,672
		25,633,814

Consumer Discretionary Services (2.46%)
Royal Caribbean Cruises, Ltd. (a)	66,644	9,305,502
Strategic Education, Inc.	31,052	3,566,011
		12,871,513

Retail & Whsle - Discretionary (2.28%)
Floor & Decor Holdings, Inc. , Class A(a)	104,536	11,533,457
Stitch Fix, Inc. , Class A(a)	197,364	418,412
		11,951,869

TOTAL CONSUMER DISCRETIONARY		50,457,196

ENERGY (4.73%)
Oil & Gas (4.73%)
Core Laboratories, Inc.	32,247	509,503
Coterra Energy, Inc.	430,642	11,782,365
Southwestern Energy Co. (a)	1,665,965	12,478,078
		24,769,946

TOTAL ENERGY		24,769,946

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2024

	Shares	Value (Note 2)
HEALTH CARE (5.45%)
Health Care (5.45%)
Align Technology, Inc. (a)	51,734	$14,608,647
Intuitive Surgical, Inc. (a)	27,295	10,116,073
Myriad Genetics, Inc. (a)	119,476	2,338,145
Progyny, Inc. (a)	47,504	1,522,978
		28,585,843

TOTAL HEALTH CARE		28,585,843

INDUSTRIALS (11.22%)
Industrial Products (6.63%)
Cognex Corp.	320,949	13,332,221
Generac Holdings, Inc. (a)	33,369	4,536,849
Graco, Inc.	43,784	3,511,477
Proto Labs, Inc. (a)	145,177	4,424,995
Snap-on, Inc.	33,361	8,939,414
		34,744,956

Industrial Services (4.59%)
Alarm.com Holdings, Inc. (a)	198,696	13,213,284
Landstar System, Inc.	31,606	5,512,402
MSC Industrial Direct Co., Inc. , Class A	58,744	5,359,803
		24,085,489

TOTAL INDUSTRIALS		58,830,445

TECHNOLOGY (37.26%)
Software & Tech Services (6.18%)
Akamai Technologies, Inc. (a)	142,149	14,347,099
Autodesk, Inc. (a)	37,045	7,885,028
Intuit, Inc.	15,013	9,392,433
Paychex, Inc.	6,506	772,978
		32,397,538

Annual Report | April 30, 2024	9

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2024

	Shares	Value (Note 2)
TECHNOLOGY (continued)
Tech Hardware & Semiconductors (31.08%)
Arista Networks, Inc. (a)	60,657	$15,562,160
Dolby Laboratories, Inc. , Class A	120,140	9,330,073
Garmin, Ltd.	97,032	14,018,213
InterDigital, Inc.	87,869	8,675,306
IPG Photonics Corp. (a)	49,539	4,160,285
Microchip Technology, Inc.	166,007	15,269,324
Plexus Corp. (a)	156,259	15,783,722
Power Integrations, Inc.	155,567	10,379,430
Pure Storage, Inc. , Class A(a)	394,706	19,893,182
Semtech Corp. (a)	195,057	7,338,044
Super Micro Computer, Inc. (a)	43,873	37,678,132
Viasat, Inc. (a)	304,093	4,838,120
		162,925,991

TOTAL TECHNOLOGY		195,323,529

TOTAL COMMON STOCKS
(Cost $252,812,936)		$362,117,589

	Principal Amount	Value (Note 2)
CORPORATE BONDS (18.01%)
COMMUNICATIONS (0.70%)
Cable & Satellite (0.24%)
Comcast Corp.
2.650% 02/01/2030	$1,440,000	$1,248,895

Wireless Telecommunications Services (0.46%)
AT&T, Inc.
4.350% 03/01/2029	1,280,000	1,221,749
Verizon Communications, Inc.
4.329% 09/21/2028	1,264,000	1,211,607
		2,433,356

TOTAL COMMUNICATIONS		3,682,251

CONSUMER DISCRETIONARY (1.34%)
Airlines (0.22%)
Southwest Airlines Co.
3.450% 11/16/2027	1,244,000	1,155,582

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

  April 30, 2024

	Principal Amount	Value (Note 2)
CONSUMER DISCRETIONARY (continued)
Consumer Services (0.22%)
Cintas Corp. No 2
6.150% 08/15/2036	$1,120,000	$1,178,378

Restaurants (0.23%)
Starbucks Corp.
4.000% 11/15/2028	1,270,000	1,208,593

Retail - Consumer Discretionary (0.67%)
Advance Auto Parts, Inc.
3.900% 04/15/2030	1,394,000	1,245,087
Amazon.com, Inc.
5.200% 12/03/2025	1,035,000	1,034,841
Lowe's Cos., Inc.
3.650% 04/05/2029	1,305,000	1,211,205

TOTAL CONSUMER DISCRETIONARY		7,033,686

CONSUMER STAPLES (0.95%)
Consumer Products (0.23%)
Clorox Co.
3.100% 10/01/2027	1,300,000	1,210,925

Food & Beverage (0.49%)
Hormel Foods Corp.
1.700% 06/03/2028	1,400,000	1,222,106
Keurig Dr Pepper, Inc.
5.300% 03/15/2034	1,350,000	1,315,097
		2,537,203

Mass Merchants (0.23%)
Costco Wholesale Corp.
1.600% 04/20/2030	1,480,000	1,216,186

TOTAL CONSUMER STAPLES		4,964,314

ENERGY (2.62%)
Exploration & Production (0.43%)
ConocoPhillips Co.
3.350% 05/15/2025	1,100,000	1,074,137

Annual Report | April 30, 2024	11

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2024

	Principal Amount	Value (Note 2)
ENERGY (continued)
Exploration & Production (continued)
Devon Energy Corp.
5.850% 12/15/2025	$1,200,000	$1,201,436
		2,275,573

Integrated Oils (0.23%)
BP Capital Markets America, Inc.
4.893% 09/11/2033	1,253,000	1,204,418

Pipeline (1.50%)
Eastern Energy Gas Holdings LLC, Series B
3.000% 11/15/2029	939,000	814,179
El Paso Natural Gas Co. LLC
7.500% 11/15/2026	1,000,000	1,041,042
Energy Transfer LP
5.250% 04/15/2029	1,245,000	1,225,916
Enterprise Products Operating LLC
3.125% 07/31/2029	1,355,000	1,223,287
MPLX LP
2.650% 08/15/2030	1,463,000	1,233,131
ONEOK, Inc.
6.875% 09/30/2028	1,062,000	1,104,227
Williams Cos., Inc.
5.150% 03/15/2034	1,250,000	1,194,238
		7,836,020

Refining & Marketing (0.46%)
Phillips 66
2.150% 12/15/2030	1,498,000	1,219,318
Valero Energy Corp.
6.625% 06/15/2037	1,140,000	1,204,250
		2,423,568

TOTAL ENERGY		13,739,579

FINANCIALS (2.91%)
Banks (0.43%)
US Bancorp, Series DMTN
3.000% 07/30/2029	1,416,000	1,240,763
Wachovia Corp.
7.574% 08/01/2026 (b)	995,000	1,031,062
		2,271,825

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2024

	Principal Amount	Value (Note 2)
FINANCIALS (continued)
Commercial Finance (0.23%)
GATX Corp.
5.450% 09/15/2033	$1,245,000	$1,195,331

Consumer Finance (0.43%)
American Express Co.
3.300% 05/03/2027	1,176,000	1,106,809
Capital One Financial Corp.
4.200% 10/29/2025	1,150,000	1,121,121
		2,227,930

Diversified Banks (0.70%)
Bank of America Corp., Series L
4.183% 11/25/2027	1,280,000	1,225,145
Citigroup, Inc.
4.125% 07/25/2028	1,300,000	1,224,624
JPMorgan Chase & Co.
4.125% 12/15/2026	1,255,000	1,212,655
		3,662,424

Financial Services (0.43%)
Morgan Stanley
5.000% 11/24/2025	1,030,000	1,019,584
Northern Trust Corp.
3M US L + 1.131% 05/08/2032 (c)	1,349,000	1,248,633
		2,268,217

Life Insurance (0.22%)
Principal Financial Group, Inc.
3.100% 11/15/2026	1,201,000	1,133,096

Real Estate (0.47%)
Simon Property Group LP
2.450% 09/13/2029	1,440,000	1,239,689
Welltower OP LLC
4.125% 03/15/2029	1,310,000	1,227,684
		2,467,373

TOTAL FINANCIALS		15,226,196

Annual Report | April 30, 2024	13

The Disciplined Growth Investors Fund	Portfolio of Investments

  April 30, 2024

	Principal Amount	Value (Note 2)
HEALTH CARE (1.36%)
Health Care Facilities & Services (0.47%)
CVS Health Corp.
3.250% 08/15/2029	$1,362,000	$1,221,738
Quest Diagnostics, Inc.
6.400% 11/30/2033	1,160,000	1,215,426
		2,437,164
Medical Equipment & Devices Manufacturing (0.46%)
Agilent Technologies, Inc.
2.300% 03/12/2031	1,495,000	1,227,720
GE HealthCare Technologies, Inc.
5.600% 11/15/2025	1,200,000	1,198,415
		2,426,135
Pharmaceuticals (0.43%)
Astrazeneca Finance LLC
1.750% 05/28/2028	1,400,000	1,225,884
Bristol-Myers Squibb Co.
6.800% 11/15/2026	1,000,000	1,036,792
		2,262,676

TOTAL HEALTH CARE		7,125,975

INDUSTRIALS (2.12%)
Aerospace & Defense (0.43%)
General Dynamics Corp.
3.500% 05/15/2025	1,100,000	1,080,264
RTX Corp.
7.500% 09/15/2029	1,085,000	1,184,729
		2,264,993
Engineering & Construction (0.13%)
Fluor Corp.
4.250% 09/15/2028	750,000	700,343

Industrial Other (0.23%)
Emerson Electric Co.
2.000% 12/21/2028	1,370,000	1,198,280

Railroad (0.45%)
CSX Corp.
3.400% 08/01/2024	1,124,000	1,117,922

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The Disciplined Growth Investors Fund	Portfolio of Investments

  April 30, 2024

	Principal Amount	Value (Note 2)
INDUSTRIALS (continued)
Railroad (continued)
Union Pacific Corp.
2.400% 02/05/2030	$1,419,000	$1,217,295
		2,335,217
Transportation & Logistics (0.45%)
FedEx Corp.
2.400% 05/15/2031	1,468,000	1,214,250
United Parcel Service, Inc.
6.200% 01/15/2038	1,092,000	1,162,503
		2,376,753
Waste & Environment Services & Equipment (0.43%)
Republic Services, Inc.
2.300% 03/01/2030	1,429,000	1,210,406
Waste Management, Inc.
7.000% 07/15/2028	953,000	1,021,781
		2,232,187

TOTAL INDUSTRIALS		11,107,773

MATERIALS (0.23%)
Chemicals (0.23%)
Dow Chemical Co.
7.375% 11/01/2029	1,108,000	1,204,228
DuPont de Nemours, Inc.
4.725% 11/15/2028	14,000	13,726
		1,217,954

TOTAL MATERIALS		1,217,954

UTILITIES (5.78%)
Utilities (5.78%)
Ameren Corp.
1.750% 03/15/2028	1,410,000	1,229,862
Appalachian Power Co., Series AA
2.700% 04/01/2031	1,464,000	1,206,094
Arizona Public Service Co.
2.600% 08/15/2029	1,405,000	1,223,672
Black Hills Corp.
3.050% 10/15/2029	1,410,000	1,238,222

Annual Report | April 30, 2024	15

The Disciplined Growth Investors Fund	Portfolio of Investments

  April 30, 2024

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
CenterPoint Energy, Inc.
4.250% 11/01/2028	$1,201,000	$1,127,431
CMS Energy Corp.
3.450% 08/15/2027	1,303,000	1,232,312
Commonwealth Edison Co., Series 122
2.950% 08/15/2027	1,300,000	1,207,427
DTE Electric Co.
6.350% 10/15/2032	1,220,000	1,274,114
Entergy Louisiana LLC
1.600% 12/15/2030	1,530,000	1,199,333
Interstate Power and Light Co.
3.600% 04/01/2029	1,300,000	1,195,967
National Rural Utilities Cooperative Finance Corp.
1.650% 06/15/2031	1,500,000	1,165,100
Nevada Power Co., Series N
6.650% 04/01/2036	1,330,000	1,403,645
NextEra Energy Capital Holdings, Inc.
3.500% 04/01/2029	1,330,000	1,215,058
NiSource, Inc.
5.350% 04/01/2034	1,340,000	1,283,067
Oncor Electric Delivery Co. LLC
3.700% 11/15/2028	1,289,000	1,205,082
Piedmont Natural Gas Co., Inc.
3.500% 06/01/2029	1,285,000	1,169,197
PPL Electric Utilities Corp.
6.450% 08/15/2037	963,000	999,259
Public Service Enterprise Group, Inc.
5.450% 04/01/2034	1,300,000	1,264,787
Puget Energy, Inc.
4.100% 06/15/2030	1,355,000	1,225,926
Southern Co.
4.250% 07/01/2036	1,490,000	1,285,679
Southwest Gas Corp.
2.200% 06/15/2030	1,500,000	1,243,844
Tampa Electric Co.
3.875% 07/12/2024	1,120,000	1,115,457
Virginia Electric and Power Co.
5.000% 01/15/2034	1,200,000	1,141,374
WEC Energy Group, Inc.
1.800% 10/15/2030	1,550,000	1,238,771

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2024

	Principal Amount	Value (Note 2)
UTILITIES (continued)
Utilities (continued)
Xcel Energy, Inc.
2.600% 12/01/2029	$1,420,000	$1,217,670
		30,308,350

TOTAL UTILITIES		30,308,350

TOTAL CORPORATE BONDS
(Cost $99,497,378)		$94,406,078

FOREIGN CORPORATE BONDS (2.07%)
ENERGY (0.69%)
Exploration & Production (0.22%)
Canadian Natural Resources, Ltd.
6.450% 06/30/2033	1,130,000	1,176,043

Pipeline (0.47%)
Enbridge, Inc.
5.700% 03/08/2033	1,223,000	1,209,422
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	1,130,000	1,238,942
		2,448,364

TOTAL ENERGY		3,624,407

FINANCIALS (0.69%)
Diversified Banks (0.69%)
Bank of Nova Scotia
4.750% 02/02/2026	1,225,000	1,208,940
Royal Bank of Canada, Series GMTN
4.650% 01/27/2026	1,229,000	1,209,163
Toronto-Dominion Bank
1.200% 06/03/2026	1,340,000	1,228,084

TOTAL FINANCIALS		3,646,187

Annual Report | April 30, 2024	17

The Disciplined Growth Investors Fund	Portfolio of Investments

  April 30, 2024

	Principal Amount	Value (Note 2)
HEALTH CARE (0.23%)
Pharmaceuticals (0.23%)
Pfizer Investment Enterprises Pte, Ltd.
4.450% 05/19/2028	$1,220,000	$1,183,678

TOTAL HEALTH CARE		1,183,678

INDUSTRIALS (0.23%)
Railroad (0.23%)
Canadian Pacific Railway Co.
2.900% 02/01/2025	1,250,000	1,223,458

TOTAL INDUSTRIALS		1,223,458

MATERIALS (0.23%)
Metals & Mining (0.23%)
BHP Billiton Finance USA, Ltd.
4.750% 02/28/2028	1,220,000	1,197,687

TOTAL MATERIALS		1,197,687

TOTAL FOREIGN CORPORATE BONDS
(Cost $11,241,617)		$10,875,417

GOVERNMENT & AGENCY OBLIGATIONS (10.50%)
U.S. Treasury Bonds
2.000% 08/15/2025	6,300,000	6,053,414
2.875% 08/15/2028	290,000	268,901
U.S. Treasury Notes
0.250% 08/31/2025	800,000	749,781
2.625% 04/15/2025	6,700,000	6,537,318
2.750% 05/15/2025	6,300,000	6,142,501
3.000% 07/15/2025	6,700,000	6,529,621
3.500% 09/15/2025	5,450,000	5,329,717
3.875% 03/31/2025	22,400,000	22,126,448
4.125% 06/15/2026	670,000	658,144
4.250% 05/31/2025	670,000	663,012

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $55,416,892)		$55,058,857

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

  April 30, 2024

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.07%)
MONEY MARKET FUND (1.07%)
First American Treasury Obligations Fund, Class X	5.210	%(d)	5,592,506	$5,592,506

TOTAL SHORT TERM INVESTMENTS
(Cost $5,592,506)				$5,592,506

TOTAL INVESTMENTS (100.73%)
(Cost $424,561,329)				$528,050,447

Liabilities In Excess Of Other Assets (-0.73%)				(3,849,943)

NET ASSETS (100.00%)				$524,200,504

(a)	Non-Income Producing Security.
(b)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2024.
(c)	Floating or variable rate security. The reference rate is described below. The rate in effect as of April 30, 2024 is based on the reference rate plus the displayed spread as of the securities last reset date.
(d)	Represents the 7-day yield.

Common Abbreviations:

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2024 was 5.59%

As a result of supervisory guidance and requirements of law, regulated entities have generally ceased investing in LIBOR contracts. Moreover, most LIBOR settings have ceased to be published. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. All such synthetic LIBOR settings are expected to be discontinued by September 30, 2024.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2024	19

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

  April 30, 2024

ASSETS
Investments, at value	$528,050,447
Receivable for shares sold	25,375
Dividends and interest receivable	1,499,631
Total assets	529,575,453

LIABILITIES
Payable for investments purchased	5,028,451
Payable for shares redeemed	6,861
Payable to adviser	339,637
Total liabilities	5,374,949
NET ASSETS	$524,200,504

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$330,292,981
Distributable Earnings	193,907,523
NET ASSETS	$524,200,504

INVESTMENTS, AT COST	$424,561,329

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$28.70
Shares of beneficial interest outstanding	18,263,358

See Notes to Financial Statements.

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2024
INVESTMENT INCOME
Dividends	$2,085,523
Foreign taxes withheld	(3,669)
Interest	5,305,687
Total investment income	7,387,541

EXPENSES
Investment advisory fees (Note 6)	3,475,228
Total expenses	3,475,228
NET INVESTMENT INCOME	3,912,313

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	101,613,637
Net change in unrealized appreciation on investments	55,444,062
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	157,057,699
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,970,012

See Notes to Financial Statements.

Annual Report | April 30, 2024	21

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net investment income	$3,912,313	$3,070,654
Net realized gain/(loss)	101,613,637	(1,397,790)
Net change in unrealized appreciation	55,444,062	4,616,078
Net increase in net assets resulting from operations	160,970,012	6,288,942

DISTRIBUTIONS (Note 3)
From distributable earnings	(12,504,274)	(8,142,755)
Net decrease in net assets from distributions	(12,504,274)	(8,142,755)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	32,281,940	29,649,276
Issued to shareholders in reinvestment of distributions	12,343,700	8,078,561
Cost of shares redeemed	(27,188,501)	(22,079,671)
Net increase from capital share transactions	17,437,139	15,648,166

Net increase in net assets	165,902,877	13,794,353

NET ASSETS
Beginning of period	358,297,627	344,503,274
End of period	$524,200,504	$358,297,627

OTHER INFORMATION
Share Transactions
Issued	1,228,023	1,494,874
Issued to shareholders in reinvestment of distributions	495,191	412,883
Redeemed	(1,060,174)	(1,100,819)
Net increase in share transactions	663,040	806,938

See Notes to Financial Statements.

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Intentionally Left Blank

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

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Financial Highlights

For a share outstanding during the period or years presented

For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
$20.36	$20.51	$25.94	$19.42	$21.15

0.22	0.18	0.08	0.09	0.18
8.83	0.14	(2.84)	8.83	(1.14)
9.05	0.32	(2.76)	8.92	(0.96)

(0.21)	(0.17)	(0.08)	(0.10)	(0.17)
(0.50)	(0.30)	(2.59)	(2.30)	(0.60)
(0.71)	(0.47)	(2.67)	(2.40)	(0.77)

8.34	(0.15)	(5.43)	6.52	(1.73)

$28.70	$20.36	$20.51	$25.94	$19.42

44.95%	1.67%	(11.86%)	47.00%	(4.79%)

$524,201	$358,298	$344,503	$345,450	$226,591

0.78%	0.78%	0.78%	0.78%	0.78%
0.88%	0.89%	0.32%	0.39%	0.86%

35%	26%	21%	31%	29%

Annual Report | April 30, 2024	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2024

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded Foreign Government Debt securities and Foreign Corporate Bonds are typically traded internationally in the over-the-counter market and are

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2024

valued at the mean between the bid and asked prices as of the close of business of that market. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”).

Fair Value Measurements: Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Fund. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable or not indicative of fair value. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual Report | April 30, 2024	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

  April 30, 2024

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2024:

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Unadjusted	Observable	Unobservable
Investments in Securities at Value	Quoted Prices	Inputs	Inputs	Total
Common Stocks(a)	$362,117,589	$–	$–	$362,117,589
Corporate Bonds(a)	–	94,406,078	–	94,406,078
Foreign Corporate Bonds(a)	–	10,875,417	–	10,875,417
Government & Agency Obligations	–	55,058,857	–	55,058,857
Short Term Investments	5,592,506	–	–	5,592,506
TOTAL	$367,710,095	$160,340,352	$–	$528,050,447

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

For the year ended April 30, 2024, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2024.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2024

As of and during the year ended April 30, 2024 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Libor Risk: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023. The remainder of LIBOR publications ended at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

3. TAX BASIS INFORMATION

Reclassifications: The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to equalization. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at April 30, 2024, the following reclassifications were made to increase (decrease) such amounts:

	Distributable Earnings	Paid-In Capital
The Disciplined Growth Investors Fund	$(1,298,025)	$1,298,025

Annual Report | April 30, 2024	29

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2024

Tax Basis of Investments: As of April 30, 2024, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined
Growth Investors
Fund
Gross appreciation
(excess of value over tax cost)	$137,861,210
Gross depreciation
(excess of tax cost over value)	(34,372,092)
Net unrealized appreciation	$103,489,118
Cost of investments for income tax purposes	$424,561,329

The difference between book-basis and tax-basis is primarily due to the deferral of losses from wash sales.

Components of Distributable Earnings: As of April 30, 2024, components of distributable earnings were as follows:

Undistributed ordinary income	$388,874
Accumulated capital gains	90,072,952
Net unrealized appreciation on investments	103,489,118
Other cumulative effect of timing differences	(43,421)
Total	$193,907,523

Differences between tax regulations and U.S. GAAP may cause timing differences for premium amortization.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2024, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$3,684,809	$8,819,465

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2024

The tax character of distributions paid during the year ended April 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$2,946,749	$5,196,006

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration.

The Fund used capital loss carryovers during the year ended April 30, 2024, in the amount of $100,225,627.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities, U.S. Government Obligations, and in-kind transactions) during the year ended April 30, 2024, were as follows:

	Purchases of	Proceeds From Sales of
Fund	Securities	Securities
The Disciplined Growth Investors Fund	$107,880,223	$144,462,358

Investment transactions in U.S. Government Obligations (excluding short-term securities) during the year ended April 30, 2024 were as follows:

	Purchases of	Proceeds From Sales of
Fund	Securities	Securities
The Disciplined Growth Investors Fund	$64,975,201	$10,423,168

The cost of purchases in kind, proceeds from sales in kind along with their realized gain/(loss) during the year ended April 30, 2024 were as follows:

			Net Realized
Fund	Purchases	Proceeds	Gain/(Loss)
Disciplined Growth Investors Fund	$1,388,820	$–	$–

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors

Annual Report | April 30, 2024	31

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2024

(other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares). Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $32,372 for year ended April 30, 2024.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2024

basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund’s new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of this rule and form amendment changes.

9. SUBSEQUENT EVENT

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the Financial Statements were issued. Management has determined there were no subsequent events to report through the issuance of these Financial Statements.

Annual Report | April 30, 2024	33

Report of Independent Registered

The Disciplined Growth Investors Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund (the “Fund”), a series of Financial Investors Trust, as of April 30, 2024, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended April 30, 2023, and prior, were audited by other auditors whose report dated June 29, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 28, 2024

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information

April 30, 2024 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-PORT reports are also available upon request by calling toll-free (855) 344-3863.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2023:

Dividend Received Deduction	56.54%
Qualified Dividend Income	64.28%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $8,819,465 as long-term capital gain dividends.

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2023 via Form 1099. The Fund will notify shareholders in early 2025 of amounts paid to them by the Fund, if any, during the calendar year 2024.

4. CHANGE IN AUDITOR

Effective as of the close of business on March 13, 2024, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund's financial statements as of and for the fiscal year ended April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund's most recent fiscal year, and through March 13, 2024, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year. During the Fund’s fiscal year ended April 30, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Annual Report | April 30, 2024	35

The Disciplined Growth Investors Fund	Additional Information

April 30, 2024 (Unaudited)

During the Fund's fiscal year ended April 30, 2023 and the subsequent interim period through March 13, 2024, neither the Fund, nor anyone on their behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On March 13, 2024, upon the recommendation of the Fund's Audit Committee, the Board of Trustees of the Fund approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for the Fund for the fiscal year ending April 30, 2024. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Fund's former independent registered accounting firm on March 13, 2024.

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2024 (Unaudited)

On December 12, 2023, the Trustees met in person to discuss, among other things, the renewal of the Investment Advisory Agreement between Disciplined Growth Investors, Inc. (“DGI”) and the Trust, with respect to The Disciplined Growth Investors Fund (the “DGI Fund”), dated February 12, 2018 (the “DGI Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the DGI Investment Advisory Agreement with DGI, the Trustees, including the Independent Trustees, considered the following factors with respect to the DGI Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the DGI Fund, to DGI, of 0.78% , in light of the extent and quality of the advisory services provided by DGI to the DGI Fund.

The Board received and considered information including a comparison of the DGI Fund’s contractual advisory fee rate with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory rate.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the DGI Fund under the DGI Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV.

The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by DGI. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the DGI Fund.

The Trustees considered the background and experience of DGI’s management in connection with the DGI Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, DGI’s Code of Ethics.

Performance: The Trustees reviewed performance information of the DGI Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2023. That review included a comparison of the DGI Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the DGI Fund outperformed its peer group median for the 3-month, 1-year 3-year, 5-year, 10-year, and since inception periods.

Annual Report | April 30, 2024	37

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2024 (Unaudited)

The Trustees also considered DGI’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by DGI regarding fees charged to its other clients utilizing a strategy similar to that employed by the DGI Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by DGI based on the fees payable under the DGI Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DGI Fund would be passed along to shareholders.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DGI from its relationship with the DGI Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the DGI Fund was higher than the Data Provider peer group median at least in part attributable to the unitary fee arrangement with DGI;

●	the total net expense ratio of the DGI Fund was lower than the Data Provider peer group median, and that because of the unitary fee, the comparison with the peer group at the level of the total net expense ratio yielded more useful comparative data than the level of the investment advisory fee rate;

●	the nature, extent, and quality of services rendered by DGI under the DGI Investment Advisory Agreement were adequate;

●	for the periods ended September 30, 2023, the DGI Fund outperformed its Data Provider peer group median for the 3-month, 1-year 3-year, 5-year, 10-year, and since inception periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’s other clients employing a comparable strategy to the DGI Fund were not indicative of any unreasonableness with respect to the advisory fee payable to DGI by the DGI Fund;

●	the profit, if any, realized by DGI in connection with the operation of the DGI Fund is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to DGI in connection with its relationship with the DGI Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DGI’s compensation for investment advisory services is consistent with the best interests of the DGI Fund and its shareholders.

38	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Liquidity Risk Management Program

April 30, 2024 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 12, 2024, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2023. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

Annual Report | April 30, 2024	39

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2024 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-344-3863.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	16	Ms. Anstine is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Blue Biofuels (since 2020) and Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	16	Mr. Burke is a Trustee of ALPS ETF Trust (24 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

40	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

  April 30, 2024 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Jeremy W. Deems, 1976	Trustee	Since 2009	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	16	Mr. Deems is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 Fund); and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Since 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	16	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee and Chairman	Trustee Since 2009; Chairman Since 2024	Mr. Shell is Founder of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). He is currently CEO of TalkBox, a phone/privacy booth company and key venture of Red Idea, LLC (since 2023) and a board member of DLVR, a package security company (since 2018). Mr. Shell serves on the Finance Committee serving the Board of Directors of Children’s Hospital of Colorado (since 2023) and served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	16	None.

Annual Report | April 30, 2024	41

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2024 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Since 2020	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012).
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).
Benjamin Winograd, 1993	Assistant Secretary	Since 2023	Mr. Winograd joined ALPS in June 2023 and is currently Principal Legal Counsel. Prior to joining ALPS, Mr. Winograd was the Director of Enforcement at AdvisorLaw (law firm) from February 2020-August 2022. He also serves as Assistant Secretary of AVIT.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 16, and any other investment companies for which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

42	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you
	•	open an account
	•	provide account information or give us your contact information
	•	make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	•	sharing for affiliates’ everyday business purposes-information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	•	The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
	•	The Fund does not jointly market.

Annual Report | April 30, 2024	43

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

44	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2024	45

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

ANNUAL REPORT

April 30, 2024

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

EMERALD FINANCE & BANKING INNOVATION FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

Manager Commentary
Emerald Growth Fund	1
Emerald Insights Fund	6
Emerald Finance & Banking Innovation Fund	10
Disclosure of Fund Expenses	16
Schedule of Investments
Emerald Growth Fund	18
Emerald Insights Fund	20
Emerald Finance & Banking Innovation Fund	22
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets
Emerald Growth Fund	26
Emerald Insights Fund	28
Emerald Finance & Banking Innovation Fund	30
Financial Highlights
Emerald Growth Fund	31
Emerald Insights Fund	35
Emerald Finance & Banking Innovation Fund	39
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	50
Additional Information	51
Liquidity Risk Management Program	52
Disclosure Regarding Approval of Fund Advisory Agreement	53
Trustees and Officers	56
Privacy Policy	59

Emerald Growth Fund	Manager Commentary
April 30, 2024 (Unaudited)

Dear Shareholders:

Investment Results

The performance of the Emerald Growth Fund’s Class Institutional Class shares (without sales load), for the trailing twelve months ended April 30, 2024, gained 15.42%, outpacing the Russell 2000 Growth Index which gained 12.39%.

The tug of war between the bulls (soft landing) and the bears (hard landing) that has dominated the market narrative throughout the last 12 months, convincingly shifted in favor of the bulls over the last six months. Domestic economic growth powered by the consumer has remained resilient, inflation has receded, and the Federal Reserve has shifted to a more neutral bias. This has resulted in a more constructive backdrop for equity market performance in aggregate, with gains across all the broad market indices. Over the past twelve months, small capitalization stocks as represented by the Russell 2000 (+13.20%) demonstrated healthy gains but lagged the mega capitalization technology driven Russell 1000 (+22.82%) as the high absolute level of interest rates and a relatively weaker level of earnings growth have been constraints to relative performance. The mega-capitalization technology influence on performance was even more pronounced within the style indices, with the Russell 1000 Growth Index (+31.80%) substantially outpacing the Russell 1000 Value Index (+13.42%). This preference toward growth was not reflected in the Russell 2000 as the Russell 2000 Value Index (+14.03%) outpaced the Russell 2000 Growth Index (+12.39%). At the sector level, the technology sector (+35.22%) was also a standout performer within the Russell 2000 Growth, followed by the industrial (+23.46%), and financial (+16.65%) sectors. Conversely, the telecommunications sector decreased-23.90%, the utilities sector decreased 13.77%, and the healthcare sector decreased -2.18%, and were the most significant laggards.

Investment Analysis

The Emerald Growth Fund outpaced the Russell 2000 Growth benchmark for the trailing twelve-month period driven by stock selection. At the sector level, stock selection driven relative outperformance within the technology, financials, healthcare, consumer staples and basic materials sectors more than offset challenging relative performance within the consumer discretionary and industrials sectors.

The technology sector was the largest positive contributor to relative performance, driven by stock selection within the computer hardware, semiconductor, and production technology equipment industries as the portfolio benefitted from secular growth opportunities within the artificial intelligence, advanced packaging, and cybersecurity end markets. Performance within the financial sector also contributed positively to performance, driven by stock selection within the full line insurance, property and casualty insurance and bank industries. Specific to the insurance holdings, the portfolio continues to benefit from a hard pricing cycle in the industry as pricing is recaptured, and the smaller niche insurers continue to take market share. Stock selection within the healthcare, consumer staples and basic materials sectors also contributed positively to performance. Within these sectors, performance was most noteworthy within the biotechnology, pharmaceuticals, food products, soft drinks, and iron and steel industries.

Partially offsetting the aforementioned areas of strength was relative underperformance within the consumer discretionary and industrials sectors. Performance within the consumer discretionary sector was the largest detractor to return due largely to stock selection driven relative underperformance within the restaurant, specialty retail and recreational services industries. Performance within the industrials sector also detracted from return driven by stock selection and allocation effect. At the industry level, the Fund’s portfolio experienced the most noteworthy headwinds within the engineering and construction, building materials, specialty machinery and transaction processing industries.

At the end of April, the Fund’s portfolio held the largest active exposures in the financial and healthcare sectors. Thoughts on those sectors and other notable areas of exposure as of April 30, 2024 are highlighted below.

●	The healthcare sector represents the portfolio’s largest nominal exposure, although the level of active exposure declined from the fourth quarter of 2023. At the industry level, the portfolio currently holds the largest active exposure to the medical equipment, pharmaceuticals, and medical services industries, and the largest nominal exposure within the biotechnology industry. We continue to be primarily focused on medical device and diagnostic companies that are profitable or approaching profitability with a strong balance sheet. In therapeutics, the portfolio has exposure to both revenue generating companies as well as what we feel are high-quality development stage companies.

●	The Fund also held an overweight position within the financial sector, driven by holdings within the bank, full line insurance, investment services, and property and casualty insurance industries. The hard market in property coverage did not abate in the first quarter of this year, while casualty lines pricing continued to move higher to offset increased claims from 2016-2019.

Past performance does not guarantee future results.

Annual Report | April 30, 2024	1

Emerald Growth Fund	Manager Commentary
April 30, 2024 (Unaudited)

Market Outlook (as of April 30, 2024):

The broadening of market participation over the last six months has been encouraging, and we remain optimistic that the best is yet to come for small capitalization stocks. The first quarter earnings reporting season has been generally better than expected. Of the 74% of the Russell 2000 companies that have reported earnings through May 16, 2024, according to a report from Morgan Stanley, approximately 71% have reported inline or better results, with reported earnings outpacing consensus by approximately 17.3%.

We view the improved earnings performance as encouraging and we remain confident that earnings growth for the Russell 2000 Index is set to inflect positively in the second half of 2024 after 12 months of contraction. This inflation should be supported by relative strength of the U.S. economy, initiatives to onshore critical elements of the supply chain, secular investment in artificial intelligence, and a resurgence in productivity. As visibility to this inflection comes into view and the relative earnings growth gap narrows to large capitalization stocks, we believe the small capitalization could begin to play catch-up from a performance perspective given the historically wide valuation disconnect relative to large capitalization stocks. For perspective, the relative valuation of the Russell 2000 Index to the Russell 1000 Index remains historically attractive, residing in the 9th percentile, with the index trading at a double-digit discount relative to the long-term average based on trailing P/E, forward P/E, price to book, price to sales, and P/E to growth according to the May 6, 2024 report from Steve DeSanctis of Jefferies.

In the near-term, with earnings season winding down, we believe that inflation readings will be the largest near-term driver of market returns. Persistent inflation readings are the only remaining obstacle to the Federal Reserve moving forward with rate cuts. In this regard, patience is a virtue, and while inflation has proven stickier than expected, the Federal Reserve appears willing, at least at this point to be patient as the tail effects from the inflationary pressures of the last two years continue to roll through the system. We believe risk assets are likely to demonstrate bouts of volatility as the market continues to assess the path of inflation, domestic economic growth, and Fed Reserve policy.

No outlook is without risks and in this regard geopolitical risks remain ever-present, with tension in the Middle East continuing to percolate and no end to the war between Russia and Ukraine. The U.S. Presidential Election will come into view as the year progresses and carries with it its own unique set of risks and opportunities. Treasury funding, which contributed to the third quarter 2023 tantrum in interest rates, also adds an element of risk to the outlook as the Government must continue to fund the burgeoning national debt.

Emerald, as always, remains vigilant and focused on utilizing our fundamental bottom-up research process to identify the most attractive growth opportunities within the small capitalization universe.

Top Contributors:	Top Detractors:
Super Micro Computer Inc.	Treace Medical Concepts, Inc.
FTAI Aviation Ltd.	Amylyx Pharmaceuticals, Inc.
ImmunoGen, Inc.	Travere Therapeutics, Inc.
Blueprint Medicines Corp.	Planet Fitness, Inc.
Varonis Systems, Inc.	DocGo Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

2	wwsw.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2024 (Unaudited)

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Value Index measures the performance of small -cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Emerald's Dynamic Barbell approach utilizes Emerald's in-house research team to monitor and dynamically adjust factors such as sizes of companies, sectors and industries and portfolio weightings. Like a barbell, the approach balances offsetting factors such as large/small companies; cyclical/secular trends and companies with more international/domestic exposure.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.

Annual Report | April 30, 2024	3

Emerald Growth Fund	Manager Commentary
April 30, 2024 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*

Super Micro Computer, Inc.	3.36%
Freshpet, Inc.	2.71%
FTAI Aviation Ltd	2.57%
TransMedics Group, Inc.	2.22%
Carpenter Technology Corp.	2.14%
Varonis Systems, Inc.	1.94%
Churchill Downs, Inc.	1.83%
ATI, Inc.	1.70%
LivaNova PLC	1.70%
Palomar Holdings, Inc.	1.69%
Top Ten Holdings	21.86%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Healthcare	23.75%
Technology	23.71%
Industrials	22.26%
Consumer Discretionary	10.04%
Financials	9.15%
Energy	4.06%
Consumer Staples	3.56%
Real Estate	1.28%
Telecommunications	0.83%
Cash, Cash Equivalents, & Other Net Assets	1.36%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended April 30, 2024)

	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	15.07%	-4.80%	5.81%	8.85%	10.50%	1.13%	1.13%
Class A (LOAD)	9.59%	-6.33%	4.78%	8.33%	10.33%	1.13%	1.13%
Russell 2000® Growth Index(3)	12.39%	-5.92%	5.04%	7.60%	7.88%
Class C (NAV)	14.23%	-5.43%	5.11%	8.14%	6.33%	1.78%	1.78%
Class C (LOAD)	13.23%	-5.43%	5.11%	8.14%	6.33%	1.78%	1.78%
Russell 2000® Growth Index(3)	12.39%	-5.92%	5.04%	7.60%	5.41%
Investor Class	15.01%	-4.85%	5.76%	8.81%	9.59%	1.17%	1.17%
Russell 2000® Growth Index(3)	12.39%	-5.92%	5.04%	7.60%	8.34%
Institutional Class	15.42%	-4.50%	6.13%	9.20%	12.33%	0.82%	0.82%
Russell 2000® Growth Index(3)	12.39%	-5.92%	5.04%	7.60%	11.05%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Institutional Class: 10/21/2008, Investor Class: 05/01/2011

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.13%, 1.78%, 0.82% and 1.17% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2024, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2024 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2024)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2024	5

Emerald Insights Fund	Manager Commentary
April 30, 2024 (Unaudited)

Dear Shareholders:

Investment Results

The performance of the Emerald Insights Fund – Institutional Class Shares for the year ended April 30, 2024, reflected a return of 26.16%, trailing the Russell 3000 Growth Index return of 30.75% by 459 basis points. Performance was driven by strength in Technology, Energy, Financials, and Consumer Staples, and offset by weakness in Healthcare and Industrials.

Investment Analysis (As of April 30, 2024)

Over the course of the reporting period (ended April 30, 2024), the Fund experienced robust absolute returns, but lagged the mega-cap dominated Russell 3000 Growth Benchmark. The concentration of returns to the mega-caps within the Russell 3000 Growth remained uncomfortably high and outperformed both the Russell Mid Cap Growth and Small Cap Growth indices.

After several months of supportive readings in the later part of calendar 2023, all measures of inflation from CPI to PPI and PCE registered “hot” readings in the first two months of 2024 throwing cold water on investors’ hopes for 4-6 rate cuts by the Federal Reserve. While this “higher for longer” sentiment could be seen as a negative for the market, equities, led by AI themed names, continued to outperform. However, selected members of the mega-cap “Magnificent 7” experienced some cracks in their relentless outperformance as we approached the end of the reporting period. Also, in the back-half of the reporting period, negative earnings revisions for small- and mid-cap companies were elevated. While seemingly negative, these revisions serve to reset expectations to account for the current environment and increase the likelihood of meeting or exceeding expectations in future quarters. The weakening of some of the mega-cap sentiment, coupled with the resetting of expectations for small- and mid-cap companies, we believe sets the stage for a broadening of returns as we enter the upcoming reporting period.

As has been the case for many years, the Emerald Insights Fund relies on our Dynamic Barbell portfolio construction framework which actively positions holdings by such factors as market cap, growth, economic sensitivity, geographic exposure, yield, momentum, and other factors. This has allowed us to maintain exposure to selected mega-caps regardless of growth or valuation, while actively positioning the Fund’s portfolio in selected smaller market cap names with company specific growth drivers. As has been the case for at least the last two years, the Fund remains overweight small- and mid-cap stocks vs. our benchmark given our thoughts on growth and valuation.

Market Outlook (as of April 30, 2024)

At Emerald, we have always held that earnings growth drives stock prices and position the Fund accordingly. Our goal is to find stocks with what we believe to be strong, oftentimes mis-modeled earnings growth, great management teams operating in protected markets, or possessing other idiosyncratic growth drivers.

We repeatedly questioned the sustainability of the mega-cap driven rally as recently as our mid-year update in October 2023, and though we are encouraged that the recent pullback in certain “Magnificent 7” stocks may portend a broadening of returns as the calendar year progresses, we remain cognizant that earnings growth will be driven by overall economic activity, interest rates and inflation, as well as the secular growth drivers possessed by many of the Fund’s portfolio holdings.

The first calendar quarter of 2024 demonstrated that the economy has been on a firmer footing than most would have expected, leading the market to continue the rally that began last October. As the Fed attempts to balance interest rates and inflation in the face of stronger economic data, we have attempted to orient the Fund to benefit from sectors and industries that generally thrive in higher rate and inflation environments such as Energy and Materials, while at the same time maintaining meaningful exposure to certain mega-caps and more secular growth areas of the market. We have also maintained the Fund’s Healthcare overweight given that sector’s low correlation with economic activity. We have, as always, taken positions in several smaller, high-growth names possessing idiosyncratic growth drivers - a hallmark of Emerald’s fundamental bottom-up research process.

As we look toward the next 12 months, we believe there will likely be a digestion/retrenchment period before both the interest rate and EPS contribution metrics improve later in the calendar year. Assuming this is the case, we would expect equity correlations to remain elevated through the summer before beginning to broaden out as we move past the US presidential election cycle.

As always, we believe our research-based flexibility to adapt to changing market conditions will continue to benefit the Fund. Our team’s long-term goal of generating alpha through stock selection has been the hallmark of Emerald for over 30 years and we think our ability to take advantage of market inefficiencies is only growing with the increasing lack of price discovery in markets.

Past performance does not guarantee future results.

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
April 30, 2024 (Unaudited)
Top 10 Contributors	Top 10 Detractors
NVIDIA Corporation	Babcock & Wilcox Enterprises Inc
Microsoft Corporation	DocGo Inc.
Amazon.com, Inc.	Ebix, Inc.
Alphabet Inc. Class A	Ameresco, Inc. Class A
Meta Platforms Inc Class A	MP Materials Corp Class A
CrowdStrike Holdings, Inc. Class A	ACADIA Pharmaceuticals Inc.
TETRA Technologies, Inc.	Darling Ingredients Inc
Super Micro Computer, Inc.	Amylyx Pharmaceuticals, Inc.
Uber Technologies, Inc.	MasTec, Inc.
Palo Alto Networks, Inc.	indie Semiconductor, Inc. Class A

David A. Volpe, CFA	Stephen L. Amsterdam
Deputy Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Annual Report | April 30, 2024	7

Emerald Insights Fund	Manager Commentary
April 30, 2024 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Microsoft Corp.	9.74%
NVIDIA Corp.	9.08%
Apple, Inc.	6.24%
Amazon.com, Inc.	5.65%
Alphabet, Inc.	5.35%
Meta Platforms, Inc.	3.58%
Broadcom, Ltd.	2.47%
TJX Cos., Inc.	1.68%
Churchill Downs, Inc.	1.56%
LivaNova PLC	1.54%
Top Ten Holdings	46.89%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Technology	46.59%
Consumer Discretionary	15.72%
Healthcare	8.30%
Industrials	7.92%
Energy	5.64%
Health Care	5.39%
Financials	4.29%
Consumer Staples	2.22%
Utilities	1.23%
Telecommunications	0.81%
Cash, Cash Equivalents, & Other Net Assets	1.89%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended April 30, 2024)

	1 Year	3 Year	5 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	25.82%	1.86%	15.21%	11.79%	1.94%	1.35%
Class A (LOAD)	19.82%	0.22%	14.10%	11.23%	1.94%	1.35%
Russell 3000® Growth Index(3)	30.75%	7.59%	15.75%	15.03%
Class C (NAV)	25.04%	1.20%	14.48%	11.05%	2.59%	2.00%
Class C (LOAD)	24.04%	1.20%	14.48%	11.05%	2.59%	2.00%
Russell 3000® Growth Index(3)	30.75%	7.59%	15.75%	15.03%
Investor Class	25.67%	1.80%	15.16%	11.72%	1.99%	1.40%
Russell 3000® Growth Index(3)	30.75%	7.59%	15.75%	15.03%
Institutional Class	26.16%	2.17%	15.57%	12.11%	1.64%	1.05%
Russell 3000® Growth Index(3)	30.75%	7.59%	15.75%	15.03%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2024, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® index. The Russell 3000® Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

8	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
April 30, 2024 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2024)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2024	9

Emerald Finance & Banking Innovation Fund	Manager Commentary
April 30, 2024 (Unaudited)

Dear Shareholders:

Investment Results

The Emerald Bank & Finance Fund Class A shares (without sales load) outperformed the Russell 2000 Index for the twelve months ended April 30, 2024, returning 18.67% vs. 13.32% for the Index. During the twelve months ended April 30, 2024, the Russell 2000 Financial Services Index returned 16.70%.

Investment Analysis

Higher for longer interest rates have put pressure on community banks’ net interest margins and put deposits in the spotlight for the last year. However, over the second half of 2023 we believe there was a modest reversal in the "extreme negativity" against owning bank stocks given that while funding pressure continued in the second half of 2023, the quarter-over-quarter increase in the cost of deposits slowed sequentially. Additionally, we believe net interest margins began to trough in the fourth quarter of 2023.

Regulators have heavily scrutinized banks’ liquidity and commercial real estate concentrations as well in the aftermath of the trio of large bank failures in spring 2023, causing institutions to prize their deposits and slow loan growth. As a result, over the last twelve months, we have witnessed community banks continuing to aggressively compete for deposits. Community banks have sought to retain their customers with higher rates, and that has resulted in interest bearing deposits growing as a percentage of total deposits over the last twelve months. However, there may be light at the end of the tunnel as in the first quarter of 2024, the cost of interest-bearing transaction deposits fell sequentially for the first time since the Federal Reserve started raising interest rates in early 2022, a signal that funding cost pressure is abating.

Higher rates have changed the funding profile of community banks significantly. The cost of interest-bearing deposits has risen notably and at the same time, funds have shifted out of noninterest-bearing deposits and into higher-cost time deposits. In fact, Interest-bearing transaction deposit costs were down six basis points across US banks to 3.14% in the first quarter of 2024, according to data from S&P Global Market Intelligence. Meanwhile, the cost of savings accounts increased eleven basis points to 1.90% and the overall cost of funds increased eight basis points to 2.56%, extending the trend of declining sequential increases to five quarters. Higher-for-longer interest rates are likely to inhibit widespread relief on funding costs as money is still moving out of low-cost accounts. However, that trend slowed in the first quarter and was concentrated in January 2024.

Community banks have also steadily built their reserves for loan losses, causing earnings to drop from year-ago levels. We remain focused on credit quality and believe credit metrics across the industry will remain benign as most management teams that we have met with are not seeing any credit deterioration worth noting. However, we do believe that credit quality is slowly migrating negatively to the pre pandemic “normalized” levels of 2019.

While credit quality has held up thus far, institutions recognize that significantly higher interest rates will challenge borrowers that need to refinance loans coming due soon, particularly those looking to refinance commercial real estate credits. We believe credit quality deterioration will continue to be more of a concern than a “systemic” issue for community banks. While community banks tend to have larger commercial real estate concentrations within their loan portfolios, the type of commercial real estate (CRE) tend to be a truly diverse mix of CRE consisting of everything from industrial CRE to owner-occupied one- to two- story professional buildings. We know of very few community banks that have significant exposure to office towers located in central business districts where we have seen the majority of CRE credit deterioration. We believe most commercial real estate defaults will occur in the central business district office towers and will have been financed by the Commercial Mortgage-Backed Securities (CMBS) market, large money center banks, and non-bank financial institutions rather than small regional and community banks. We believe that community banks will record higher credit losses in 2024 and 2025, but margins should rebound in 2025, offering institutions earnings relief in 2025.

Market Outlook (as of April 30, 2024)

At the March 19, 2024 Federal Open Market Committee (FOMC) meeting, the Federal Reserve (the “Fed”) signaled that given the persistently stubborn inflation data that rate cuts would be delayed until more positive data has been observed. We believe that while such rate cuts would be a negative for bank net interest margins near term, lower rates would be a positive for bank credit quality and a boost to tangible book values because of improving adjusted other comprehensive income (AOCI) results. Why the short-term negative results for NIM’s following a rate cut? We believe banks carry more indexed assets than liabilities. We believe despite the temporary and short-lived negative to net interest margins that a lower rate environment would be a positive for bank stocks.

Past performance does not guarantee future results.

10	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
April 30, 2024 (Unaudited)

We believe there will be at least one rate cut in the second half of 2024 and that rate cuts by the Federal Reserve will offer modest relief in community banks’ funding costs later in 2024, but more substantial rate cuts, which are expected to occur in 2025, will be needed to drive deposits costs notably lower.

We believe another benefit from lower rates in the second half of 2024 and 2025 will be an increased pace of tangible book value growth. After seeing tangible book values (TBV) benefit from positive increases in adjusted other comprehensive income (AOCI) in Q4’23, as interest rates were trending down, we believe AOCI will again be a positive for community banks whenever the Fed begins to cut interest rates.

While banks must mark their available for sale portfolios (AFS) to market on a quarterly basis, and those marks are captured in accumulated other comprehensive income (AOCI) and impact tangible book value it also impacts tangible common equity, but it does not impact community banks’ regulatory capital.

We believe community bank deposit costs will continue to grind higher, until the Fed cuts interest rates as institutions defend their deposit bases with higher rates. Funds continue to move out of noninterest-bearing deposits and into higher-cost products for institutions, such as brokered deposits and certificates of deposits.

Interest-bearing deposits have risen 5.2% over the last two years, while noninterest-bearing deposits have fallen -15.5%. The decline pushed the community bank aggregate’s noninterest-bearing concentration down to 23.9% of total deposits at year-end 2023 from 27.3% at year-end 2022 and 28.0% at year-end 2021 according to S&P Global. We expect noninterest-bearing deposits to decline further in 2024, dipping to 21.5% of deposits.

We believe rate cuts will offer relief from deposit pricing pressure late in 2024 and additional declines in rates in 2025 will allow deposit costs to fall even further. While we do not anticipate deposit costs to fall as fast as they increased when the Fed was raising interest rates, we do believe community bank margins will rebound in 2025. We believe net interest margins will trough in 2024 and then increase fifteen to twenty basis points in 2025.

Credit costs remain historically low for community banks who continue to see minimal stress in their borrowing base. However, we believe credit quality will deteriorate to “normalized” “pre-pandemic” 2019 levels as borrowers begin to feel the impact of higher rates, particularly in the commercial real estate segment, resulting in higher credit losses.

Commercial real estate (CRE) has become a source of credit quality concern as higher Federal Reserve interest rates have pressured borrowers facing maturities, and persistent work-from-home trends have led to weak demand for office properties. We believe the pressure on CRE books has increased over the last year with several banks reporting deterioration in credit quality metrics in their CRE portfolios. According to S&P Global, CRE delinquencies have risen off historically low bases as well, increasing for five straight quarters.

However, we would note that loss content will be location-specific and differ across the subcategories of the asset class. We believe the bulk of CRE loan losses will be limited to office towers located in central business districts (CBDs). As noted above, community banks have little exposure to CBD office tower loans and thus, we do not believe this will be a community bank concern in the second half of 2024 and 2025. However, we do believe credit quality will continue to “normalize” at community banks with auto loans and credit card delinquencies and other consumer loans rising off exceptionally low bases.

While regulators remain focused on banks with higher concentrations in commercial real estate loans and the potential for higher credit related losses they also are focused on banking-as-a-service.

During the last six months, banking-as-a-service (BaaS) focused banks underperformed as regulatory scrutiny of these partnerships intensified. According to S&P Global Market Intelligence, banks that provide BaaS to fintech partners accounted for 13.5% of severe enforcement actions issued by federal bank regulators in 2023. We believe that because of the additional regulatory scrutiny, Metropolitan Bank Holding Corp. (MCB) announced that they were exiting their BaaS business.

Public enforcement orders showed that regulators have been using existing laws to discipline banks' fintech partnerships, including consumer protection laws and anti-money laundering rules in the Bank Secrecy Act. We believe that an impact of the heightened regulatory burden is that BaaS is getting more expensive to enter and maintain.

As a result, we believe specific banks that have spent years providing BaaS and have built out best in class practices, will benefit from BaaS competitors who have now had their BaaS business “put on pause” as they adjust their regulatory regimes.

Annual Report | April 30, 2024	11

Emerald Finance & Banking Innovation Fund	Manager Commentary
April 30, 2024 (Unaudited)

We believe these banks will take market share and continue to benefit from strong momentum in deposit, loan, and earnings growth in 2024, while the banking industry in general is expected to see a year of reduced earnings growth. As a result of the increased regulatory scrutiny, we have reduced our exposure to BaaS within the Fund’s portfolio.

Overall, we think banks remain attractively valued and are set up for improved fundamentals in the second half of 2024 and as we enter 2025. We believe credit quality will remain benign, but credit quality will continue to trend towards pre covid normalized levels. We also believe that net interest margin and net interest income guidance will be key metrics to watch, as deposit cost trends and the mix of deposits are likewise impacted by the potential for continuing higher interest rates.

Given the historically low community bank stock valuations the Fund’s portfolio remains heavily concentrated on bank stocks, about 85% of the portfolio at fiscal year-end.

Top Contributors:	Top Detractors:
Western Alliance Bancorp	Ebix, Inc.
Customers Bancorp, Inc.	First Foundation, Inc.
FinWise Bancorp	New York Community Bancorp Inc
First Citizens BancShares, Inc. Class A	Power REIT
Skyward Specialty Insurance Group, Inc.	OceanFirst Financial Corp.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Finance & Banking Innovation Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

The Russell 2000® Value Index measures the performance of small -cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

12	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
April 30, 2024 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Community Heritage Financial, Inc.	4.08%
Western Alliance Bancorp	3.86%
Northeast Bancorp	3.63%
Metropolitan Bank Holding Corp.	3.47%
First Citizens BancShares, Inc., Class A	3.46%
Axos Financial, Inc.	3.46%
Kinsale Capital Group, Inc.	3.20%
Mechanics Bank/Walnut Creek CA	3.02%
Skyward Specialty Insurance Group, Inc.	2.95%
Banc of California, Inc.	2.87%
Top Ten Holdings	34.00%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks	85.45%
Property And Casualty Insurance	3.20%
Insurance	2.95%
Consumer Lending	2.65%
Open End And Miscellaneous Investment Vehicles	1.97%
Commercial Banks	1.07%
Diversified REITs	1.01%
Transaction Processing Services	0.00%
Cash, Cash Equivalents, & Other Net Assets	1.70%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the year ended April, 30 2024)

	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Gross(2)	Ratio Net(2)
Class A (NAV)	18.67%	-21.54%	-5.31%	2.10%	5.98%	1.85%	1.85%
Class A (LOAD)	13.00%	-22.81%	-6.23%	1.61%	5.79%	1.85%	1.85%
Russell 2000® Index(3)	13.32%	-3.18%	5.83%	7.22%	7.77%
Russell 2000® Financial Services Index(4)	16.70%	-2.56%	3.35%	6.60%	7.59%
Class C (NAV)	17.94%	-22.06%	-5.94%	1.44%	5.48%	2.49%	2.49%
Class C (LOAD)	16.94%	-22.06%	-5.94%	1.44%	5.48%	2.49%	2.49%
Russell 2000® Index(3)	13.32%	-3.18%	5.83%	7.22%	7.21%
Russell 2000® Financial Services Index(4)	16.70%	-2.56%	3.35%	6.60%	8.15%
Investor Class	18.65%	-21.57%	-5.35%	2.09%	5.29%	1.51%	1.51%
Russell 2000® Index(3)	13.32%	-3.18%	5.83%	7.22%	9.31%
Russell 2000® Financial Services Index(4)	16.70%	-2.56%	3.35%	6.60%	8.44%
Institutional Class	19.16%	-21.27%	-4.98%	2.45%	5.83%	1.89%	1.89%
Russell 2000® Index(3)	13.32%	-3.18%	5.83%	7.22%	8.81%
Russell 2000® Financial Services Index(4)	16.70%	-2.56%	3.35%	6.60%	8.35%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Institutional Class: 03/19/2012, Investor Class: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.82%, 2.46%, 1.48% and 1.86% respectively. This agreement (the "Expense Agreement") shall continue at least through August 31, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any

Annual Report | April 30, 2024	13

Emerald Finance & Banking Innovation Fund	Manager Commentary
April 30, 2024 (Unaudited)

such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2024, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(3)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

(4)	The Russell 2000® Financial Services Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000® Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

14	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Manager Commentary
April 30, 2024 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the year ended April 30, 2024)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2024	15

Emerald Funds	Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2023 through April 30, 2024.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Expense Ratio(a)	Expense Paid During Period 11/01/23 - 4/30/24(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$1,233.10	1.10%	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	1.10%	$5.52
Class C
Actual	$1,000.00	$1,228.20	1.81%	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.86	1.81%	$9.07
Institutional Class
Actual	$1,000.00	$1,234.90	0.79%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.79%	$3.97
Investor Class
Actual	$1,000.00	$1,232.60	1.07%	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	1.07%	$5.37

16	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

Emerald Insights Fund	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Expense Ratio(a)	Expense Paid During Period 11/01/23 - 4/30/24(b)
Class A
Actual	$1,000.00	$1,208.10	1.35%	$7.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
Class C
Actual	$1,000.00	$1,204.40	2.00%	$10.96
Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	2.00%	$10.02
Institutional Class
Actual	$1,000.00	$1,209.80	1.05%	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	1.05%	$5.27
Investor Class
Actual	$1,000.00	$1,207.10	1.40%	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.40%	$7.02

Emerald Finance & Banking Innovation Fund
Class A
Actual	$1,000.00	$1,195.00	1.73%	$9.44
Hypothetical (5% return before expenses)	$1,000.00	$1,016.26	1.73%	$8.67
Class C
Actual	$1,000.00	$1,191.10	2.38%	$12.97
Hypothetical (5% return before expenses)	$1,000.00	$1,013.03	2.38%	$11.91
Institutional Class
Actual	$1,000.00	$1,197.10	1.34%	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.34%	$6.72
Investor Class
Actual	$1,000.00	$1,194.60	1.71%	$9.33
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	1.71%	$8.57

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/365 (to reflect the half-year period).

Annual Report | April 30, 2024	17

Emerald Growth Fund	Schedule of Investments

April 30, 2024

Shares		Value (Note 2)
COMMON STOCKS: 98.65%
Consumer Discretionary: 10.04%
640,411	Arhaus, Inc.	$8,107,603
44,083	Arlo Technologies, Inc.(a)	545,748
162,414	BJ's Restaurants, Inc.(a)	5,293,072
132,373	Churchill Downs, Inc.	17,076,117
153,294	Chuy's Holdings, Inc.(a)	4,516,041
108,286	Jack in the Box, Inc.	6,179,882
72,167	Light & Wonder, Inc.(a)	6,441,626
222,486	National Vision Holdings, Inc.(a)	3,875,706
94,178	Ollie's Bargain Outlet Holdings, Inc.(a)	6,888,179
346,469	OneSpaWorld Holdings, Ltd.(a)	4,407,086
709,735	PlayAGS, Inc.(a)	6,274,057
423,234	Portillo's, Inc.(a)	5,188,849
502,076	Savers Value Village, Inc.(a)	8,294,296
403,512	Sun Country Airlines Holdings, Inc.(a)	5,370,745
45,695	Visteon Corp.(a)	5,055,238
		93,514,245

Consumer Staples: 3.56%
23,103	Celsius Holdings, Inc.(a)	1,646,551
237,734	Freshpet, Inc.(a)	25,216,445
334,793	Utz Brands, Inc.	6,036,318
276,036	Zevia PBC, Class A(a)	237,639
		33,136,953

Energy: 4.06%
46,081	Cactus, Inc.	2,287,461
16,462	Matador Resources Co.	1,025,582
202,297	Northern Oil and Gas, Inc.	8,251,695
444,486	TETRA Technologies, Inc.(a)	1,906,845
117,776	Tidewater, Inc.(a)	10,817,726
113,518	Valaris, Ltd.(a)	7,385,481
50,010	Weatherford International PLC(a)	6,182,236
		37,857,026

Financial Services: 9.15%
130,208	Axos Financial, Inc.(a)	6,589,827
328,000	Banc of California, Inc.	4,490,320
83,946	Bancorp, Inc.(a)	2,513,343
387,715	BRP Group, Inc., Class A(a)	10,328,728
10,397	First Foundation, Inc.	56,975
65,383	Houlihan Lokey, Inc.	8,335,679
109,577	LendingTree, Inc.(a)	5,289,282
48,668	Metropolitan Bank Holding Corp.(a)	1,932,120
148,757	Mid Penn Bancorp, Inc.	3,009,354
203,402	Moelis & Co., Class A	9,982,970
8,608	Pacific Premier Bancorp, Inc.	185,072
200,469	Palomar Holdings, Inc.(a)	15,770,896
337,580	Skyward Specialty Insurance Group, Inc.(a)	11,788,294
329,741	Trinity Capital, Inc.	5,002,171
		85,275,031
Shares		Value (Note 2)
Healthcare: 23.75%
453,189	ACADIA Pharmaceuticals, Inc.(a)	$7,572,788
224,829	Akero Therapeutics, Inc.(a)	4,471,849
386,027	Alphatec Holdings, Inc.(a)	4,871,661
99,410	AtriCure, Inc.(a)	2,397,769
166,570	Blueprint Medicines Corp.(a)	15,214,504
242,995	Bridgebio Pharma, Inc.(a)	6,225,532
67,207	Celldex Therapeutics, Inc.(a)	2,514,886
290,978	Collegium Pharmaceutical, Inc.(a)	10,745,817
202,841	CVRx, Inc.(a)	3,146,064
37,952	Cytokinetics, Inc.(a)	2,327,217
434,143	Deciphera Pharmaceuticals, Inc.(a)	10,970,794
21,925	Haemonetics Corp.(a)	2,016,004
88,339	Immunovant, Inc.(a)	2,424,022
228,115	Insmed, Inc.(a)	5,639,003
31,471	Integer Holdings Corp.(a)	3,513,108
163,363	Intra-Cellular Therapies, Inc.(a)	11,731,097
339,705	Ironwood Pharmaceuticals, Inc.(a)	2,632,714
279,983	KalVista Pharmaceuticals, Inc.(a)	3,177,807
284,219	LivaNova PLC(a)	15,845,209
38,632	Madrigal Pharmaceuticals, Inc.(a)	7,881,701
163,062	Merit Medical Systems, Inc.(a)	12,082,894
817,438	NeoGenomics, Inc.(a)	11,378,737
111,685	Orthofix Medical, Inc.(a)	1,451,905
295,073	Quanterix Corp.(a)	4,756,577
279,532	RadNet, Inc.(a)	13,557,302
122,408	Soleno Therapeutics, Inc.(a)	5,466,741
219,470	TransMedics Group, Inc.(a)	20,658,711
342,842	Travere Therapeutics, Inc.(a)	1,895,916
630,669	Treace Medical Concepts, Inc.(a)	6,540,037
203,776	Ultragenyx Pharmaceutical, Inc.(a)	8,668,631
118,312	Viking Therapeutics, Inc.(a)	9,415,269
33,221	WaVe Life Sciences, Ltd.(a)	163,779
		221,356,045

Industrials: 22.26%
197,618	AAR Corp.(a)	13,663,308
83,918	AeroVironment, Inc.(a)	13,409,257
22,292	ArcBest Corp.	2,472,406
266,007	ATI, Inc.(a)	15,880,618
113,496	Bowman Consulting Group, Ltd.(a)	3,687,485
232,690	Carpenter Technology Corp.	19,941,533
106,526	Chart Industries, Inc.(a)	15,346,136
10,312	Fabrinet(a)	1,784,698
560,093	First Advantage Corp.	9,129,516
106,474	Flywire Corp.(a)	2,182,717
341,011	FTAI Aviation Ltd	23,942,382
30,202	Herc Holdings, Inc.	4,319,792
15,808	Installed Building Products, Inc.	3,726,420
742,237	Kratos Defense & Security Solutions, Inc.(a)	13,226,663
120,405	Louisiana-Pacific Corp.	8,812,442
79,017	Modine Manufacturing Co.(a)	7,319,345

18	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

April 30, 2024

Shares		Value (Note 2)
Industrials (continued)
312,506	Montrose Environmental Group, Inc.(a)	$13,569,011
121,221	NV5 Global, Inc.(a)	11,302,646
186,190	RXO, Inc.(a)	3,520,853
158,048	Shift4 Payments, Inc.(a)	9,144,657
109,831	TriNet Group, Inc.	11,023,737
		207,405,622

Real Estate: 1.28%
66,884	Ryman Hospitality Properties, Inc.	7,054,924
90,311	Terreno Realty Corp.	4,908,403
		11,963,327

Technology: 23.71%
89,992	Agilysys, Inc.(a)	7,473,836
43,220	Clear Secure, Inc.	755,053
115,969	Cogent Communications Holdings, Inc.	7,442,890
650,181	Credo Technology Group Holding, Ltd.(a)	11,618,734
245,090	FormFactor, Inc.(a)	10,928,563
149,588	Harmonic, Inc.(a)	1,606,575
10,470	Ibotta, Inc.(a)	1,070,767
68,027	Impinj, Inc.(a)	10,842,143
957,426	indie Semiconductor, Inc.(a)	5,380,734
16,821	InterDigital, Inc.	1,660,737
115,952	Kulicke & Soffa Industries, Inc.	5,366,259
121,293	MACOM Technology Solutions Holdings, Inc.(a)	12,365,821
251,834	MediaAlpha, Inc., Class A(a)	5,099,639
173,596	Napco Security Technologies, Inc.	7,065,357
66,715	Onto Innovation, Inc.(a)	12,374,965
377,042	PDF Solutions, Inc.(a)	11,341,423
24,926	Perficient, Inc.(a)	1,178,003
265,663	Q2 Holdings, Inc.(a)	13,652,422
157,661	Rambus, Inc.(a)	8,642,976
113,221	Rapid7, Inc.(a)	5,072,301
451,846	SkyWater Technology, Inc.(a)	4,635,940
36,417	Super Micro Computer, Inc.(a)	31,274,920
64,547	Synaptics, Inc.(a)	5,806,648
345,209	Tenable Holdings, Inc.(a)	15,524,049
414,017	Varonis Systems, Inc.(a)	18,113,244
473,832	Zuora, Inc., Class A(a)	4,671,984
		220,965,983

Telecommunications: 0.84%
219,396	Applied Optoelectronics, Inc.(a)	2,161,050
128,255	Lumentum Holdings, Inc.(a)	5,612,439
		7,773,489
	Total Common Stocks
	(Cost $665,088,190)	919,247,721
Shares		Value (Note 2)

SHORT-TERM INVESTMENT: 1.35%
12,607,492	First American Government Obligations Fund, Class X 5.230% (b)	$12,607,492

	Total Short-Term Investment
	(Cost $12,607,492)	12,607,492

Total Investments: 100.00%
(Cost $677,695,682)		931,855,213

Other Assets In Excess Of Liabilities: 0.00%		25,257
Net Assets: 100.00%		$931,880,470

(a)	Non-income producing security.

(b)	Represents the 7-day yield.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2024	19

Emerald Insights Fund	Schedule of Investments

April 30, 2024

Shares		Value (Note 2)
COMMON STOCKS: 98.11%
Consumer Discretionary: 15.72%
6,571	Amazon.com, Inc.(a)	$1,149,925
67	AutoZone, Inc.(a)	198,079
44	Chipotle Mexican Grill, Inc.(a)	139,022
2,466	Churchill Downs, Inc.	318,114
310	Costco Wholesale Corp.	224,099
773	Hyatt Hotels Corp., Class A	115,015
30,123	Latham Group, Inc.(a)	84,344
229	Netflix, Inc.(a)	126,097
20,162	PlayAGS, Inc.(a)	178,232
9,329	Savers Value Village, Inc.(a)	154,115
930	Tesla, Inc.(a)	170,450
3,638	TJX Cos., Inc.	342,300
		3,199,792

Consumer Staples: 2.22%
685	Constellation Brands, Inc., Class A	173,620
2,616	Freshpet, Inc.(a)	277,479
		451,099

Energy: 5.64%
2,383	Antero Resources Corp.(a)	81,046
2,784	Cactus, Inc.	138,198
845	Cheniere Energy, Inc.	133,358
5,944	New Fortress Energy, Inc.	155,733
4,802	Northern Oil and Gas, Inc.	195,873
63,226	TETRA Technologies, Inc.(a)	271,239
1,403	Weatherford International PLC(a)	173,439
		1,148,886

Financial Services: 4.29%
1,618	BRP Group, Inc., Class A(a)	43,103
2,322	Charles Schwab Corp.	171,712
1,474	KKR & Co., Inc., Class A	137,185
2,971	LendingTree, Inc.(a)	143,410
2,452	Palomar Holdings, Inc.(a)	192,899
3,267	Western Alliance Bancorp	185,664
		873,973

Health Care: 5.39%
1,726	Abbott Laboratories	182,904
675	Amgen, Inc.	184,910
324	Eli Lilly & Co.	253,076
157	Regeneron Pharmaceuticals, Inc.(a)	139,834
10,866	Teva Pharmaceutical Industries, Ltd.(a)	152,667
381	UnitedHealth Group, Inc.	184,290
		1,097,681

Healthcare: 8.31%
13,524	ACADIA Pharmaceuticals, Inc.(a)	225,986
4,917	Insmed, Inc.(a)	121,548
2,119	Integer Holdings Corp.(a)	236,544
2,048	Intra-Cellular Therapies, Inc.(a)	147,067
Shares		Value (Note 2)
Healthcare (continued)
5,640	LivaNova PLC(a)	$314,430
2,004	Merit Medical Systems, Inc.(a)	148,496
2,991	TransMedics Group, Inc.(a)	281,543
2,211	Ultragenyx Pharmaceutical, Inc.(a)	94,056
1,519	Viking Therapeutics, Inc.(a)	120,882
		1,690,552

Industrials: 7.92%
1,747	Chart Industries, Inc.(a)	251,673
13,509	Kratos Defense & Security Solutions, Inc.(a)	240,730
1,303	Louisiana-Pacific Corp.	95,367
917	Modine Manufacturing Co.(a)	84,942
14,854	MP Materials Corp.(a)	237,664
3,826	Shift4 Payments, Inc.(a)	221,372
1,067	Visa, Inc., Class A	286,607
2,528	WillScot Mobile Mini Holdings Corp.(a)	93,435
937	XPO, Inc.(a)	100,690
		1,612,480

Technology: 46.58%
6,693	Alphabet, Inc., Class A	1,089,487
7,452	Apple, Inc.	1,269,299
387	Broadcom, Ltd.	503,205
954	Cadence Design Systems, Inc.(a)	262,951
1,068	Crowdstrike Holdings, Inc., Class A(a)	312,433
4,242	Darling Ingredients, Inc.(a)	179,734
17,451	indie Semiconductor, Inc.(a)	98,075
2,931	Match Group, Inc.(a)	90,333
1,696	Meta Platforms, Inc., Class A	729,568
5,093	Microsoft Corp.	1,982,858
324	Mongodb Inc(a)	118,318
2,139	NVIDIA Corp.	1,848,139
803	Palo Alto Networks, Inc.(a)	233,585
4,332	Pinterest, Inc., Class A(a)	144,905
711	Rubrik, Inc.(a)	22,766
445	Salesforce, Inc.	119,678
15,767	SkyWater Technology, Inc.(a)	161,769
535	Snowflake, Inc., Class A(a)	83,032
5,131	Tenable Holdings, Inc.(a)	230,741
		9,480,876

Telecommunications: 0.81%
2,502	Uber Technologies, Inc.(a)	165,807

Utilities: 1.23%
6,295	AES Corp.	112,681
9,781	Aris Water Solutions, Inc.	137,227
		249,908
	Total Common Stocks
	(Cost $12,875,710)	19,971,054

20	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

April 30, 2024

Shares		Value (Note 2)

SHORT-TERM INVESTMENT: 1.03%
210,646	First American Government Obligations Fund, Class X 5.230% (b)	$210,646

	Total Short-Term Investment
	(Cost $210,646)	210,646

Total Investments: 99.14%
(Cost $13,086,356)		20,181,700

Other Assets In Excess Of Liabilities: 0.86%		174,246
Net Assets: 100.00%		$20,355,946

(a)	Non-income producing security.

(b)	Represents the 7-day yield.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2024	21

Emerald Finance & Banking Innovation Fund	Schedule of Investments

April 30, 2024

Shares		Value (Note 2)
COMMON STOCKS: 98.30%
Financial Services: 97.29%
Banks: 85.44%
4,442	Ameris Bancorp	$210,906
5,295	Atlantic Union Bankshares Corp.	168,222
31,241	Axos Financial, Inc.(a)	1,581,107
95,795	Banc of California, Inc.	1,311,434
33,233	Bancorp, Inc.(a)	994,996
2,315	Bank OZK	103,365
20,000	Blue Ridge Bankshares, Inc.(a)	50,000
16,270	Byline Bancorp, Inc.	352,571
7,371	Cadence Bank	203,956
22,070	Carter Bankshares Inc(a)	268,592
8,149	Citizens Financial Group, Inc.	277,962
42,886	CNB Financial Corp.	814,834
10,010	Coastal Financial Corp.(a)	387,187
105,742	Community Heritage Financial, Inc.	1,863,703
19,169	Community West Bancshares	329,124
25,356	ConnectOne Bancorp, Inc.	454,126
16,849	Customers Bancorp, Inc.(a)	769,494
12,617	East West Bancorp, Inc.	939,840
17,640	Esquire Financial Holdings, Inc.	830,138
4,530	Fifth Third Bancorp	165,164
85,424	Finwise Bancorp(a)	906,349
21,418	First BanCorp	369,460
938	First Citizens BancShares, Inc., Class A, Class A	1,582,181
20,920	First Financial Bankshares, Inc.	618,395
85,671	First Foundation, Inc.	469,477
33,746	First Internet Bancorp	1,047,813
4,767	First Merchants Corp.	159,313
9,792	Firstsun Capital Bancorp(a)	342,720
18,040	Five Star Bancorp	390,025
63,986	F.N.B. Corp.	853,573
4,282	Home BancShares, Inc.	101,398
88,804	HomeStreet, Inc.(a)	1,087,849
5,275	Huntington Bancshares, Inc.	71,054
2,841	Independent Bank Group, Inc.	105,799
53,343	KeyCorp	772,940
112,091	LINKBANCORP, Inc.	743,163
14,004	Live Oak Bancshares, Inc.	452,609
727	M&T Bank Corp.	104,972
53	Mechanics Bank/Walnut Creek CA	1,378,000
39,932	Metropolitan Bank Holding Corp.(a)	1,585,300
295,107	New York Community Bancorp, Inc.	782,034
32,033	Northeast Bancorp	1,656,747
9,770	OFG Bancorp	352,795
4,672	Origin Bancorp, Inc.	138,758
14,376	Pacific Premier Bancorp, Inc.	309,084
16,572	Pathward Financial, Inc.	834,732
8,482	Pinnacle Financial Partners, Inc.	650,569
11,196	Popular, Inc.	951,548
68,143	Primis Financial Corp.	662,350
3,676	Private Bancorp of America, Inc.(a)	125,149
Shares		Value (Note 2)
Banks (continued)
4,016	Prosperity Bancshares, Inc.	$248,872
13,110	QCR Holdings, Inc.	720,526
58,688	Shore Bancshares, Inc.	607,421
1,820	South State Corp.	137,774
25,937	Summit Financial Group, Inc.	686,552
10,408	Synovus Financial Corp.	372,502
19,108	Third Coast Bancshares, Inc.(a)	371,077
1,163	Triumph Financial, Inc.(a)	81,829
28,953	Veritex Holdings, Inc.	564,004
5,279	Webster Financial Corp.	231,379
31,026	Western Alliance Bancorp	1,763,207
9,990	Wintrust Financial Corp	965,434
15,048	Zions Bancorporation	613,657
		39,047,111

Commercial Banks: 1.07%
32,642	First Horizon National Corp.	487,019

Consumer Lending: 2.66%
25,126	LendingTree, Inc.(a)	1,212,832

Insurance: 2.95%
38,646	Skyward Specialty Insurance Group, Inc.(a)	1,349,518

Open End And Misc Investment Vehicles: 1.97%
59,403	Trinity Capital, Inc.	901,143

Property And Casualty Insurance: 3.20%
4,028	Kinsale Capital Group, Inc.	1,463,171

Real Estate: 1.01%
Diversified REITs: 1.01%
28,111	DigitalBridge Group, Inc.	462,145

	Total Common Stocks
	(Cost $37,630,162)	44,922,939

WARRANTS: 0.00%
62,749	Paysafe, Ltd., Strike Price $11.50, Expiration Date 12/31/2028	1,701
	Total Warrants
	(Cost $211,219)	1,701

SHORT-TERM INVESTMENT: 1.45%
663,552	First American Government Obligations Fund, Class X 5.230% (b)	663,552
	Total Short-Term Investment
	(Cost $663,552)	663,552

22	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Schedule of Investments

April 30, 2024

Shares	Value (Note 2)

Total Investments: 99.75%
(Cost $38,504,933)	$45,588,192

Other Assets In Excess Of Liabilities: 0.25%	114,169
Net Assets: 100.00%	$45,702,361

(a)	Non-income producing security.

(b)	Represents the 7-day yield.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2024	23

Emerald Funds	Statements of Assets and Liabilities

April 30, 2024

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
ASSETS:
Investments, at value	$931,855,213	$20,181,700	$45,588,192
Receivable for investments sold	2,344,547	256,992	315,803
Receivable for shares sold	394,086	3,931	260
Receivable due from advisor	–	7,906	–
Interest and dividends receivable	68,102	2,432	3,518
Other assets	57,440	41,749	39,302
Total Assets	934,719,388	20,494,710	45,947,075
LIABILITIES:
Payable for investments purchased	1,612,143	87,858	–
Payable for shares redeemed	449,791	6,150	28,592
Investment advisory fees payable	471,370	–	38,697
Payable to fund accounting and administration	7,440	3,104	2,764
Payable for distribution and service fees	196,008	6,113	52,170
Payable for trustee fees and expenses	–	–	2,945
Payable for transfer agency fees	24,701	8,671	16,924
Payable for chief compliance officer fee	6,380	138	328
Payable for principal financial officer fee	1,369	58	70
Payable for professional fees	35,761	19,937	44,951
Accrued expenses and other liabilities	33,955	6,735	57,273
Total Liabilities	2,838,918	138,764	244,714
NET ASSETS	$931,880,470	$20,355,946	$45,702,361
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$654,871,761	$13,852,854	$102,025,305
Total distributable earnings	277,008,709	6,503,092	(56,322,944)
NET ASSETS	$931,880,470	$20,355,946	$45,702,361
INVESTMENTS, AT COST	$677,695,682	$13,086,356	$38,504,933
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$22.66	$17.59	$22.25
Net Assets	$79,553,959	$15,136,395	$19,311,674
Shares of beneficial interest outstanding	3,511,433	860,619	868,128
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$23.79	$18.46	$23.35
Class C: (a)
Net Asset Value, offering and redemption price per share	$16.06	$16.03	$18.01
Net Assets	$1,126,970	$24,687	$2,510,868
Shares of beneficial interest outstanding	70,161	1,540	139,433
Institutional Class:
Net Asset Value, offering and redemption price per share	$24.67	$18.28	$23.38
Net Assets	$773,393,551	$4,399,730	$17,781,047
Shares of beneficial interest outstanding	31,354,846	240,699	760,536
Investor Class:
Net Asset Value, offering and redemption price per share	$22.43	$17.43	$20.87
Net Assets	$77,805,990	$795,134	$6,098,772
Shares of beneficial interest outstanding	3,468,375	45,612	292,273

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Funds	Statements of Operations

For the Year Ended April 30, 2024

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
INVESTMENT INCOME:
Dividends	$5,206,165	$88,911	$2,138,719
Foreign taxes withheld	(9,724)	–	(4,967)
Total Investment Income	5,196,441	88,911	2,133,752

EXPENSES:
Investment advisory fee (Note 6)	5,614,037	129,645	611,239
Administration fee	552,693	29,224	52,016
Custodian fee	81,816	5,742	2,040
Professional fees	86,931	29,094	18,295
Transfer agent fee	176,278	41,650	97,208
Delegated transfer agent equivalent services fees
Class A	2,741	56	823
Class C	584	–	51
Institutional Class	1,148	–	–
Investor Class	301	–	30
Trustee fees and expenses	71,064	1,450	5,500
Registration/filing fees	49,311	25,563	45,848
Reports to shareholder and printing fees	55,923	9,893	12,081
Distribution and service fees
Class A	289,694	42,694	73,314
Class C	37,308	257	37,133
Institutional Class	338,736	1,174	2,777
Investor Class	299,423	2,370	29,120
Chief compliance officer fee	74,179	1,396	4,813
Principal financial officer fee	15,896	299	1,030
Other	30,168	16,596	14,494
Total expenses before waiver	7,778,231	337,103	1,007,812
Less fees waived/reimbursed by investment advisor (Note 6)	–	(115,433)	–
Total Net Expenses	7,778,231	221,670	1,007,812
NET INVESTMENT INCOME/(LOSS):	(2,581,790)	(132,759)	1,125,940

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	60,335,788	1,116,280	(5,730,647)
Net realized loss on foreign currency transactions	–	–	(211)
Net change in unrealized appreciation on foreign currency transactions	–	–	130
Net change in unrealized appreciation on investments	72,549,764	2,862,061	16,784,369
NET REALIZED AND UNREALIZED GAIN	132,885,552	3,978,341	11,053,641
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,303,762	$3,845,582	$12,179,581

See Notes to Financial Statements.

Annual Report | April 30, 2024	25

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment loss	$(2,581,790)	$(3,748,040)
Net realized gain on investments	60,335,788	32,622,795
Net change in unrealized appreciation/(depreciation) on investments	72,549,764	(54,339,428)
Net increase/(decrease) in net assets resulting from operations	130,303,762	(25,464,673)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	(5,431,723)	(8,293,933)
Class C	(411,326)	(989,129)
Institutional Class	(45,259,070)	(51,089,283)
Investor Class	(5,041,068)	(5,970,084)
Net decrease in net assets from distributions	(56,143,187)	(66,342,429)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	10,591,088	9,795,173
Issued to shareholders in reinvestment of distributions	5,032,168	7,737,114
Cost of shares redeemed	(24,045,176)	(41,614,699)
Net decrease from share transactions	(8,421,920)	(24,082,412)
Class C
Proceeds from sale of shares	169,827	353,979
Issued to shareholders in reinvestment of distributions	396,863	929,042
Cost of shares redeemed	(6,718,497)	(4,316,317)
Net decrease from share transactions	(6,151,807)	(3,033,296)
Institutional Class
Proceeds from sale of shares	125,541,906	219,002,818
Issued to shareholders in reinvestment of distributions	37,998,907	44,782,452
Cost of shares redeemed	(180,410,950)	(197,494,406)
Net increase/(decrease) from share transactions	(16,870,137)	66,290,864
Investor Class
Proceeds from sale of shares	16,290,444	23,244,966
Issued to shareholders in reinvestment of distributions	1,109,778	1,401,007
Cost of shares redeemed	(19,392,745)	(20,859,900)
Net increase/(decrease) from share transactions	(1,992,523)	3,786,073
Net increase/(decrease) in net assets	$40,724,188	$(48,845,873)
NET ASSETS:
Beginning of year	891,156,282	940,002,155
End of year	$931,880,470	$891,156,282

26	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	493,276	458,697
Distributions reinvested	226,757	346,800
Redeemed	(1,113,845)	(1,983,708)
Net decrease in shares outstanding	(393,812)	(1,178,211)
Class C
Sold	10,914	22,494
Distributions reinvested	24,771	56,683
Redeemed	(437,637)	(271,404)
Net decrease in shares outstanding	(401,952)	(192,227)
Institutional Class
Sold	5,287,448	9,514,052
Distributions reinvested	1,578,126	1,862,831
Redeemed	(7,615,210)	(8,714,134)
Net increase/(decrease) in shares outstanding	(749,636)	2,662,749
Investor Class
Sold	760,002	1,090,950
Distributions reinvested	50,538	63,337
Redeemed	(886,697)	(986,276)
Net increase/(decrease) in shares outstanding	(76,157)	168,011

See Notes to Financial Statements.

Annual Report | April 30, 2024	27

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment loss	$(132,759)	$(133,308)
Net realized gain/(loss) on investments	1,116,280	(842,569)
Net change in unrealized appreciation/(depreciation) on investments	2,862,061	(290,999)
Net increase/(decrease) in net assets resulting from operations	3,845,582	(1,266,876)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total distributable earnings
Class A	–	(685,859)
Class C	–	(4,516)
Institutional Class	–	(184,623)
Investor Class	–	(35,572)
Net decrease in net assets from distributions	–	(910,570)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	3,790,689	1,875,927
Issued to shareholders in reinvestment of distributions	–	684,529
Cost of shares redeemed	(1,293,562)	(6,394,550)
Net increase/(decrease) from share transactions	2,497,127	(3,834,094)
Class C
Proceeds from sale of shares	6,110	–
Issued to shareholders in reinvestment of distributions	–	4,152
Cost of shares redeemed	(27,022)	(133,656)
Net decrease from share transactions	(20,912)	(129,504)
Institutional Class
Proceeds from sale of shares	515,912	457,709
Issued to shareholders in reinvestment of distributions	–	184,623
Cost of shares redeemed	(725,823)	(956,803)
Net decrease from share transactions	(209,911)	(314,471)
Investor Class
Proceeds from sale of shares	263,368	362,065
Issued to shareholders in reinvestment of distributions	–	29,579
Cost of shares redeemed	(488,180)	(198,230)
Net increase/(decrease) from share transactions	(224,812)	193,414
Net increase/(decrease) in net assets	$5,887,074	$(6,262,101)
NET ASSETS:
Beginning of year	14,468,872	20,730,973
End of year	$20,355,946	$14,468,872

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	231,486	139,478
Distributions reinvested	–	46,982
Redeemed	(82,487)	(498,073)
Net increase/(decrease) in shares outstanding	148,999	(311,613)
Class C
Sold	390	–
Distributions reinvested	–	309
Redeemed	(1,792)	(10,625)
Net decrease in shares outstanding	(1,402)	(10,316)
Institutional Class
Sold	30,430	32,828
Distributions reinvested	–	12,259
Redeemed	(42,179)	(70,080)
Net decrease in shares outstanding	(11,749)	(24,993)
Investor Class
Sold	16,743	26,027
Distributions reinvested	–	2,047
Redeemed	(30,537)	(14,434)
Net increase/(decrease) in shares outstanding	(13,794)	13,640

See Notes to Financial Statements.

Annual Report | April 30, 2024	29

Emerald Finance & Banking Innovation Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$1,125,940	$243,865
Net realized loss on investments	(5,730,647)	(34,886,718)
Net realized loss on foreign currency transactions	(211)	(21,891)
Net change in unrealized appreciation/(depreciation) on investments	16,784,369	(23,621,839)
Net change in unrealized appreciation on foreign currency transactions	130	2,248
Net increase/(decrease) in net assets resulting from operations	12,179,581	(58,284,335)
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	2,024,505	2,834,208
Cost of shares redeemed	(6,462,265)	(9,461,963)
Net decrease from share transactions	(4,437,760)	(6,627,755)
Class C
Proceeds from sale of shares	109,038	237,474
Cost of shares redeemed	(2,856,316)	(3,703,976)
Net decrease from share transactions	(2,747,278)	(3,466,502)
Institutional Class
Proceeds from sale of shares	3,254,772	17,557,423
Cost of shares redeemed	(21,815,677)	(43,969,428)
Net decrease from share transactions	(18,560,905)	(26,412,005)
Investor Class
Proceeds from sale of shares	1,322,318	1,064,123
Cost of shares redeemed	(4,716,688)	(4,734,921)
Net decrease from share transactions	(3,394,370)	(3,670,798)
Net decrease in net assets	$(16,960,732)	$(98,461,395)
NET ASSETS:
Beginning of year	62,663,093	161,124,488
End of year	$45,702,361	$62,663,093
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	95,796	121,543
Redeemed	(291,908)	(415,487)
Net decrease in shares outstanding	(196,112)	(293,944)
Class C
Sold	6,646	12,833
Redeemed	(163,254)	(197,085)
Net decrease in shares outstanding	(156,608)	(184,252)
Institutional Class
Sold	146,170	698,082
Redeemed	(917,569)	(1,748,556)
Net decrease in shares outstanding	(771,399)	(1,050,474)
Investor Class
Sold	60,407	50,419
Redeemed	(230,303)	(217,049)
Net decrease in shares outstanding	(169,896)	(166,630)

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$21.00	$23.23	$36.29	$23.06	$26.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.12)	(0.12)	(0.22)	(0.16)
Net realized and unrealized gain/(loss) on investments	3.22	(0.33)	(7.38)	16.30	(2.40)
Total from Investment Operations	3.11	(0.45)	(7.50)	16.08	(2.56)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.66	(2.23)	(13.06)	13.23	(2.94)
NET ASSET VALUE, END OF PERIOD	$22.66	$21.00	$23.23	$36.29	$23.06

TOTAL RETURN(b)	15.07%	(2.39)%	(23.19)%	70.77%	(10.00)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$79,554	$82,009	$118,082	$168,322	$134,755
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.53)%	(0.55)%	(0.39)%	(0.72)%	(0.64)%
Operating expenses excluding reimbursement/waiver	1.10%	1.13%	1.03%	1.01%	1.02%
Operating expenses including reimbursement/waiver	1.10%	1.13%	1.03%	1.01%	1.02%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2024	31

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$15.37	$17.56	$29.09	$18.97	$21.59
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)	(0.19)	(0.26)	(0.35)	(0.27)
Net realized and unrealized gain/(loss) on investments	2.32	(0.22)	(5.71)	13.32	(1.97)
Total from Investment Operations	2.14	(0.41)	(5.97)	12.97	(2.24)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.69	(2.19)	(11.53)	10.12	(2.62)
NET ASSET VALUE, END OF PERIOD	$16.06	$15.37	$17.56	$29.09	$18.97

TOTAL RETURN(b)	14.23%	(3.00)%	(23.71)%	69.60%	(10.57)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,127	$7,255	$11,668	$22,447	$17,434
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.14)%	(1.19)%	(1.02)%	(1.37)%	(1.29)%
Operating expenses excluding reimbursement/waiver	1.76%	1.78%	1.68%	1.66%	1.68%
Operating expenses including reimbursement/waiver	1.76%	1.78%	1.68%	1.66%	1.68%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$22.68	$24.88	$38.32	$24.18	$27.16
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)	(0.06)	(0.02)	(0.13)	(0.08)
Net realized and unrealized gain/(loss) on investments	3.49	(0.36)	(7.86)	17.12	(2.52)
Total from Investment Operations	3.44	(0.42)	(7.88)	16.99	(2.60)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.99	(2.20)	(13.44)	14.14	(2.98)
NET ASSET VALUE, END OF PERIOD	$24.67	$22.68	$24.88	$38.32	$24.18

TOTAL RETURN	15.42%	(2.10)%	(22.94)%	71.27%	(9.72)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$773,394	$728,115	$732,429	$1,375,765	$863,360
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.22)%	(0.24)%	0.06%	(0.41)%	(0.32)%
Operating expenses excluding reimbursement/waiver	0.79%	0.82%	0.72%	0.70%	0.70%
Operating expenses including reimbursement/waiver	0.79%	0.82%	0.72%	0.70%	0.70%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2024	33

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$20.81	$23.05	$36.07	$22.94	$25.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.12)	(0.14)	(0.23)	(0.17)
Net realized and unrealized gain/(loss) on investments	3.19	(0.34)	(7.32)	16.21	(2.39)
Total from Investment Operations	3.07	(0.46)	(7.46)	15.98	(2.56)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.62	(2.24)	(13.02)	13.13	(2.94)
NET ASSET VALUE, END OF PERIOD	$22.43	$20.81	$23.05	$36.07	$22.94

TOTAL RETURN	15.01%	(2.44)%	(23.22)%	70.71%	(10.05)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$77,806	$73,777	$77,823	$103,326	$80,740
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.57)%	(0.59)%	(0.44)%	(0.75)%	(0.68)%
Operating expenses excluding reimbursement/waiver	1.14%	1.17%	1.07%	1.05%	1.06%
Operating expenses including reimbursement/waiver	1.14%	1.17%	1.07%	1.05%	1.06%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.98	$15.16	$20.18	$12.13	$11.51
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)	(0.11)	(0.18)	(0.14)	(0.10)
Net realized and unrealized gain/(loss) on investments	3.75	(0.42)	(1.98)	9.80	0.72
Total from Investment Operations	3.61	(0.53)	(2.16)	9.66	0.62

LESS DISTRIBUTIONS:
From capital gains	–	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	–	(0.65)	(2.86)	(1.61)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.61	(1.18)	(5.02)	8.05	0.62
NET ASSET VALUE, END OF PERIOD	$17.59	$13.98	$15.16	$20.18	$12.13

TOTAL RETURN(c)	25.82%	(3.68%)	(12.78%)	82.17%	5.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$15,136	$9,950	$15,516	$17,618	$10,174
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.84%)	(0.80%)	(0.92%)	(0.86%)	(0.83%)
Operating expenses excluding reimbursement/waiver	2.03%	1.94%	1.73%	1.92%	2.25%
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2024	35

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$12.82	$14.05	$19.02	$11.57	$11.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.22)	(0.18)	(0.28)	(0.24)	(0.16)
Net realized and unrealized gain/(loss) on investments	3.43	(0.40)	(1.83)	9.30	0.69
Total from Investment Operations	3.21	(0.58)	(2.11)	9.06	0.53

LESS DISTRIBUTIONS:
From capital gains	–	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	–	(0.65)	(2.86)	(1.61)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.21	(1.23)	(4.97)	7.45	0.53
NET ASSET VALUE, END OF PERIOD	$16.03	$12.82	$14.05	$19.02	$11.57

TOTAL RETURN(c)	25.04%	(4.33%)	(13.32%)	80.92%	4.84%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$25	$38	$186	$246	$138
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.51%)	(1.42%)	(1.58%)	(1.51%)	(1.48%)
Operating expenses excluding reimbursement/waiver	2.72%	2.55%	2.38%	2.57%	2.90%
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$14.49	$15.64	$20.67	$12.37	$11.69
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)	(0.07)	(0.12)	(0.10)	(0.06)
Net realized and unrealized gain/(loss) on investments	3.88	(0.43)	(2.05)	10.01	0.74
Total from Investment Operations	3.79	(0.50)	(2.17)	9.91	0.68

LESS DISTRIBUTIONS:
From capital gains	–	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	–	(0.65)	(2.86)	(1.61)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.79	(1.15)	(5.03)	8.30	0.68
NET ASSET VALUE, END OF PERIOD	$18.28	$14.49	$15.64	$20.67	$12.37

TOTAL RETURN	26.16%	(3.40%)	(12.51%)	82.62%	5.85%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$4,400	$3,657	$4,340	$3,658	$1,462
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.53%)	(0.51%)	(0.62%)	(0.57%)	(0.53%)
Operating expenses excluding reimbursement/waiver	1.71%	1.65%	1.42%	1.60%	1.93%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2024	37

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.87	$15.05	$20.06	$12.07	$11.45
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)	(0.12)	(0.18)	(0.15)	(0.09)
Net realized and unrealized gain/(loss) on investments	3.70	(0.41)	(1.97)	9.75	0.71
Total from Investment Operations	3.56	(0.53)	(2.15)	9.60	0.62

LESS DISTRIBUTIONS:
From capital gains	–	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	–	(0.65)	(2.86)	(1.61)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.56	(1.18)	(5.01)	7.99	0.62
NET ASSET VALUE, END OF PERIOD	$17.43	$13.87	$15.05	$20.06	$12.07

TOTAL RETURN	25.67%	(3.75%)	(12.80%)	82.08%	5.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$795	$824	$689	$638	$274
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.89%)	(0.87%)	(0.97%)	(0.91%)	(0.82%)
Operating expenses excluding reimbursement/waiver	1.95%	1.97%	1.71%	1.86%	2.17%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS A
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$18.75	$31.99	$51.56	$22.89	$32.71
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.35	0.13	0.84	0.06	(0.03)
Net realized and unrealized gain/(loss) on investments	3.15	(13.37)	(14.81)	28.61	(9.79)
Total from Investment Operations	3.50	(13.24)	(13.97)	28.67	(9.82)

LESS DISTRIBUTIONS:
From investment income	–	–	(3.37)	–	–
From capital gains	–	–	(1.37)	–	–
Tax return of capital	–	–	(0.86)	–	–
Total Distributions	–	–	(5.60)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.50	(13.24)	(19.57)	28.67	(9.82)
NET ASSET VALUE, END OF PERIOD	$22.25	$18.75	$31.99	$51.56	$22.89

TOTAL RETURN(b)	18.67%	(41.40)%	(30.58)%	125.21%	(30.02)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,312	$19,949	$43,448	$68,778	$37,933
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.65%	0.52%	1.70%	0.18%	(0.10)%
Operating expenses excluding reimbursement/waiver	1.77%	1.82%	1.78%	1.53%	1.48%
Operating expenses including reimbursement/waiver	1.77%	1.82%	1.48%	1.53%	1.48%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2024	39

Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	CLASS C
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$15.27	$26.23	$43.35	$19.38	$27.87
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.21	(0.05)	0.40	(0.11)	(0.20)
Net realized and unrealized gain/(loss) on investments	2.53	(10.91)	(12.11)	24.08	(8.29)
Total from Investment Operations	2.74	(10.96)	(11.71)	23.97	(8.49)

LESS DISTRIBUTIONS:
From investment income	–	–	(3.27)	–	–
From capital gains	–	–	(1.37)	–	–
Tax return of capital	–	–	(0.77)	–	–
Total Distributions	–	–	(5.41)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.74	(10.96)	(17.12)	23.97	(8.49)
NET ASSET VALUE, END OF PERIOD	$18.01	$15.27	$26.23	$43.35	$19.38

TOTAL RETURN(b)	17.94%	(41.77)%	(31.05)%	123.68%	(30.46)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$2,511	$4,521	$12,600	$22,447	$16,804
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.25%	(0.27)%	0.98%	(0.40)%	(0.73)%
Operating expenses excluding reimbursement/waiver	2.43%	2.46%	2.43%	2.18%	2.13%
Operating expenses including reimbursement/waiver	2.43%	2.46%	2.13%	2.18%	2.13%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

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Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$19.62	$33.38	$53.48	$23.67	$33.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.47	0.17	1.00	0.14	0.09
Net realized and unrealized gain/(loss) on investments	3.29	(13.93)	(15.39)	29.67	(10.12)
Total from Investment Operations	3.76	(13.76)	(14.39)	29.81	(10.03)

LESS DISTRIBUTIONS:
From investment income	–	–	(3.53)	–	–
From capital gains	–	–	(1.37)	–	–
Tax return of capital	–	–	(0.81)	–	–
Total Distributions	–	–	(5.71)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.76	(13.76)	(20.10)	29.81	(10.03)
NET ASSET VALUE, END OF PERIOD	$23.38	$19.62	$33.38	$53.48	$23.67

TOTAL RETURN	19.16%	(41.21)%	(30.32)%	125.94%	(29.76)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$17,781	$30,063	$86,196	$134,767	$67,358
RATIOS TO AVERAGE NET ASSETS:
Net Investment income	2.09%	0.68%	1.95%	0.39%	0.28%
Operating expenses excluding reimbursement/waiver	1.43%	1.48%	1.44%	1.18%	1.13%
Operating expenses including reimbursement/waiver	1.43%	1.48%	1.13%	1.18%	1.13%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2024	41

Emerald Finance & Banking Innovation Fund	Financial Highlights

For a share outstanding throughout the years presented

	INVESTOR CLASS
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$17.59	$30.03	$48.76	$21.66	$30.96
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.34	0.10	0.73	0.03	(0.04)
Net realized and unrealized gain/(loss) on investments	2.94	(12.54)	(13.85)	27.07	(9.26)
Total from Investment Operations	3.28	(12.44)	(13.12)	27.10	(9.30)

LESS DISTRIBUTIONS:
From investment income	–	–	(3.10)	–	–
From capital gains	–	–	(1.37)	–	–
Tax return of capital	–	–	(1.14)	–	–
Total Distributions	–	–	(5.61)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.28	(12.44)	(18.73)	27.10	(9.30)
NET ASSET VALUE, END OF PERIOD	$20.87	$17.59	$30.03	$48.76	$21.66

TOTAL RETURN	18.65%	(41.43)%	(30.60)%	125.07%	(30.04)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$6,099	$8,129	$18,881	$31,147	$15,472
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.71%	0.47%	1.53%	0.11%	(0.12)%
Operating expenses excluding reimbursement/waiver	1.80%	1.86%	1.81%	1.56%	1.51%
Operating expenses including reimbursement/waiver	1.80%	1.86%	1.51%	1.56%	1.51%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

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Emerald Funds	Notes to Financial Statements

April 30, 2024

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund (formerly known as "Emerald Banking and Finance Fund") (each a “Fund” and collectively, the “Funds”).

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Finance & Banking Innovation Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the valuation designee under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”).

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Board.

Fair Value Measurements: Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’ Pricing Procedures appear to be unreliable or not indicative of fair value. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are

Annual Report | April 30, 2024	43

Emerald Funds	Notes to Financial Statements

April 30, 2024

developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2024:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks	$919,247,721	$–	$–	$919,247,721
Short-Term Investment	12,607,492	–	–	12,607,492
TOTAL	$931,855,213	$–	$–	$931,855,213

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks	$19,971,054	$–	$–	$19,971,054
Short-Term Investment	210,646	–	–	210,646
TOTAL	$20,181,700	$–	$–	$20,181,700

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Finance & Banking Innovation Fund
Common Stocks	$43,544,939	$1,378,000	$–	$44,922,939
Short-Term Investment	663,552	–	–	663,552
Warrants	1,701	–	–	1,701
TOTAL	$44,210,192	$1,378,000	$–	$45,588,192

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

For the year ended April 30, 2024, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2024.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. Foreign dividend income may be subject to foreign withholding taxes (a portion of which may be reclaimable). Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

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Emerald Funds	Notes to Financial Statements

April 30, 2024

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Code, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to equalization and net operating losses. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

	Distributable earnings	Paid-in Capital
Emerald Growth Fund	$(5,219,874)	$5,219,874
Emerald Insights Fund	118,209	(118,209)
Emerald Finance & Banking Innovation Fund	–	–

Annual Report | April 30, 2024	45

Emerald Funds	Notes to Financial Statements

April 30, 2024

Tax Basis of Investments: As of April 30, 2024, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$281,820,339	$(45,846,317)	$–	$235,974,022	$695,881,190
Emerald Insights Fund	7,322,730	(442,408)	–	6,880,322	13,301,378
Emerald Finance & Banking Innovation Fund	9,513,366	(2,706,055)	2,376	6,809,687	38,780,881

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and passive foreign investment companies (PFICs).

Components of Distributable Earnings: As of April 30, 2024, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Insights Fund	Emerald Finance & Banking Innovation Fund
Undistributed ordinary income	$10,498,084	$–	$1,103,827
Accumulated capital gains	30,536,601	(320,503)	(64,236,458)
Net unrealized appreciation on investments	235,974,022	6,880,322	6,809,687
Other cumulative effect of timing differences	–	(56,727)	–
Total	$277,008,707	$6,503,092	$(56,322,944)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid for the year ended April 30, 2024 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Emerald Growth Fund	$–	$56,143,187	$–
Emerald Insights Fund	–	–	–
Emerald Finance & Banking Innovation Fund	–	–	–

The tax character of distributions paid for the year ended April 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Emerald Growth Fund	$–	$66,342,430	$–
Emerald Insights Fund	–	910,570	–
Emerald Finance & Banking Innovation Fund	–	–	–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of April 30, 2024, the Emerald Insights Fund elects to carry forward $320,503 in short-term capital losses to the next tax year. The Emerald Finance & Banking Innovation Fund elects to carry forward $59,418,943 in short-term capital losses and $4,817,515 in long-term capital losses to the next tax year.

Emerald Insights Fund elects to defer to the period ending April 30, 2025, late year ordinary losses in the amount of $56,727.

Emerald Insights Fund used capital loss carryovers during the year ended April 30, 2024, in the amount of $837,653.

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Emerald Funds	Notes to Financial Statements

April 30, 2024

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2024 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$460,390,759	$544,422,712
Emerald Insights Fund	12,272,601	10,453,664
Emerald Finance & Banking Innovation Fund	33,028,074	60,418,941

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Finance & Banking Innovation Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) set forth to the annual shares (as percentages of a Funds average daily net assets) in the following table for Class A, Class C, Institutional Class, and Investor Class shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2023 through August 31, 2024, for all Funds. The prior Expense Agreement was in effect from September 1, 2022 through August 31, 2023 for all Funds. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue

Annual Report | April 30, 2024	47

Emerald Funds	Notes to Financial Statements

April 30, 2024

this waiver, prior to August 31, 2024, without the approval by the Funds’ Board, for all Funds. Fees waived/reimbursed by the Adviser for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Finance & Banking Innovation Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

For the year ended April 30, 2024, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Insights Fund
Class A	$82,962	$–
Class C	185	–
Institutional Class	27,407	–
Investor Class	4,879	–

As of April 30, 2024, the balances of recoupable expenses for the Emerald Insights Fund were as follows:

Fund	Expires 2025	Expires 2026	Expires 2027	Total
Emerald Insights Fund
Class A	$61,650	$76,343	$82,962	$220,955
Class C	872	395	185	1,451
Institutional Class	14,261	23,577	27,407	65,245
Investor Class	2,587	4,394	4,879	11,860

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts

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Emerald Funds	Notes to Financial Statements

April 30, 2024

to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the year ended April 30, 2024, are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations for the year ended April 30, 2024.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. REGULATORY UPDATE

The U.S. securities and exchange commission ("SEC") adopted rule and form amendments that will change the format and content of the Funds’ annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds’ new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of this rule and form amendment changes.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined there were no subsequent events to report through the issuance of these Financial Statements.

Annual Report | April 30, 2024	49

Emerald Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Funds, comprising Emerald Growth Fund, Emerald Insights Fund, and Emerald Finance & Banking Innovation Fund (the “Funds”), each a series of Financial Investors Trust, as of April 30, 2024, the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended April 30, 2023, and prior, were audited by other auditors whose report dated June 29, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 28, 2024

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Emerald Funds	Additional Information

April 30, 2024 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (855) 828-9909.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2023:

	QDI	DRD
Emerald Growth	0%	0%
Emerald Insights Fund	0%	0%
Emerald Finance and Banking Innovative Fund	0%	0%

In early 2024, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerald Growth Fund, the Emerald Insights Fund and the Emerald Finance and Banking Innovative Fund designated $56,143,187, $0 and $0 respectively, as long-term capital gain dividends.

4. CHANGE IN AUDITOR

Effective as of the close of business on March 13, 2024, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds' financial statements as of and for the fiscal year ended April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Funds' most recent fiscal year, and through March 13, 2024, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year. During the Funds' fiscal year ended April 30, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund's fiscal year ended April 30, 2023 and the subsequent interim period through March 13, 2024, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On March 13, 2024, upon the recommendation of the Funds' Audit Committee, the Board of Trustees of the Funds approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for each Fund for the fiscal year ending April 30, 2024. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Funds' former independent registered accounting firm on March 13, 2024.

Annual Report | April 30, 2024	51

Emerald Funds	Liquidity Risk Management Program

April 30, 2024 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 12, 2024, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2023. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

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Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2024 (Unaudited)

On March 12, 2024, the Trustees met in person to discuss, among other things, the renewal of the Investment Advisory Agreement between Emerald Mutual Fund Advisers Trust (“Emerald”) and the Trust, with respect to the Emerald Finance & Banking Innovation Fund, the Emerald Growth Fund, and the Emerald Insights Fund (together, the “Emerald Funds”), dated October 1, 2018 (the “Emerald Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Emerald Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Funds, to Emerald of 1.00% of the Emerald Finance & Banking Innovation Fund’s daily average net assets up to and including $100 million and 0.90% in excess of $100 million and, for each of the other Funds, 0.75% of the daily average net assets up to and including $250 million, 0.65% in excess of $250 million and up to and including $500 million, 0.55% in excess of $500 million and up to and including $750 million, and 0.45% in excess of $750 million, in light of the extent and quality of the advisory services provided by Emerald to the Funds.

The Board received and considered information including a comparison of each of the Fund’s contractual advisory fees with those of funds in the expense peer group of comparable funds provided by an independent provider of investment company data (the “Data Provider”). With respect to the Emerald Growth Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was lower than the Data Provider peer group median. With respect to the Emerald Finance & Banking Innovation Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was higher than the Data Provider peer group median. With respect to the Emerald Insights Fund, the Trustees noted that the contractual advisory fee rate was higher than the Data Provider peer group median for the Institutional Class, Class A and Class C share classes and lower than the Data Provider peer group median for the Investor Class.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratio of each class of the Emerald Finance & Banking Innovation Fund was higher than the Data Provider peer group median, the total net expense ratio of each class of the Emerald Insights Fund was higher than the Data Provider peer group median, except for the Investor Class, which was lower than the Data provider peer group median, and that the total net expense ratio of each class of the Emerald Growth Fund was lower than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Emerald Funds under the Emerald Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Emerald and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Emerald Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Emerald’s Code of Ethics.

Performance: The Trustees reviewed performance information for the Institutional Class, Class A, Class C, and Investor Class shares of the Emerald Insights Fund, Emerald Growth Fund, and Emerald Finance & Banking Innovation Fund for the three-month, one-year, three-year, five-year, ten-year, and since inception periods, as applicable, ended December 31, 2023, including a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider.

The Trustees noted that each class of the Emerald Finance & Banking Innovation Fund had underperformed the Data Provider peer group median over the three-year, five-year, and ten-year period; each class had outperformed the Data Provider peer group median over the three-month and one-year periods; and for the since inception period, the Institutional Class and Investor Class had each underperformed the Data Provider peer group median, and Class A and Class C had performance equal to the Data Provider peer group median.

The Trustees noted that each class of the Emerald Growth Fund had outperformed the Data provider peer group median over the three-month period; for the one-year period, Class A and the Investor Class had underperformed the Data Provider peer group median, Class C had outperformed the Data Provider peer group median, and the Institutional Class had performance equal to the Data Provider peer group median; for the three-year period, Class A and the Investor Class had underperformed the Data Provider peer group median and Class C and the Institutional Class had outperformed the Data Provider peer group median; for the five-year period, Class A, the Institutional Class, and the Investor Class had underperformed the Data Provider peer group median and Class C had performance equal to the Data Provider peer group median; for the ten-year

Annual Report | April 30, 2024	53

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2024 (Unaudited)

period, Class A, the Institutional Class, and the Investor Class had underperformed the Data Provider peer group median and Class C had outperformed the Data Provider peer group median; and for the since inception period, Class A, Class C, and Investor Class had outperformed the Data Provider peer group median and the Institutional Class had underperformed the Data Provider peer group median.

The Trustees noted that each class of the Emerald Insights Fund had underperformed the Data Provider peer group median over the 3-month period; each class had outperformed the Data Provider peer group median over the one-year, three-year, and five-year periods; and for the since inception period, Class A, Class C and the Institutional Class had underperformed the Data Provider peer group median and the Investor Class had outperformed the Data Provider peer group median.

The Trustees also considered Emerald’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Emerald regarding fees charged to its other clients utilizing a strategy similar to that employed by one or more of the Emerald Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Emerald based on the fees payable under the Emerald Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	With respect to the Emerald Growth Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was lower than the Data Provider peer group median. With respect to the Emerald Finance & Banking Innovation Fund, the Trustees noted that the contractual advisory fee rate, for each share class, was higher than the Data Provider peer group median. With respect to the Emerald Insights Fund, the Trustees noted that the contractual advisory fee rate was higher than the Data Provider peer group median for the Institutional Class, Class A and Class C share classes and lower than the Data Provider peer group median for the Investor Class.

●	The total net expense ratio of each class of the Emerald Finance & Banking Innovation Fund and the Emerald Insights Fund was higher than the Data Provider peer group median, the total net expense ratio of each class of the Emerald Insights Fund was higher than the Data Provider peer group median, except for the Investor Class, which was lower than the Data provider peer group median, and that the total net expense ratio of each class of the Emerald Growth Fund was lower than the Data Provider peer group median.

●	The nature, extent, and quality of services rendered by Emerald under the Emerald Investment Advisory Agreement with respect to each Emerald Fund were adequate.

●	For the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2023, in the independent analysis prepared by the Data Provider, each class of the Emerald Finance & Banking Innovation Fund had underperformed the Data Provider peer group median over the three-year, five-year, and ten-year period; each class had outperformed the Data Provider peer group median over the three-month and one-year periods; and for the since inception period, the Institutional Class and Investor Class had each underperformed the Data Provider peer group median, and Class A and Class C had performance equal to the Data Provider peer group median.

●	For the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2023, in the independent analysis prepared by the Data Provider, each class of the Emerald Growth Fund had outperformed the Data provider peer group median over the three-month period; for the one-year period, Class A and the Investor Class had underperformed the Data Provider peer group median, Class C had outperformed the Data Provider peer group median, and the Institutional Class had performance equal to the Data Provider peer group median; for the three-year period, Class A and the Investor Class had underperformed the Data Provider peer group median and Class C and the Institutional Class had outperformed the Data Provider peer group median; for the five-year period, Class A, the Institutional Class, and the Investor Class had underperformed the Data Provider peer group median and Class C had performance equal to the Data Provider peer group median; for the ten-year period, Class A, the Institutional Class, and the Investor Class had underperformed the Data Provider peer group median and Class C had outperformed the Data Provider peer group median; and for the since inception

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Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2024 (Unaudited)

period, Class A, Class C, and Investor Class had outperformed the Data Provider peer group median and the Institutional Class had underperformed the Data Provider peer group median.

●	For the three-month, one-year, three-year, five-year, and since inception periods ended December 31, 2023, in the independent analysis prepared by the Data Provider, each class of the Emerald Insights Fund had underperformed the Data Provider peer group median over the 3-month period; each class had outperformed the Data Provider peer group median over the one-year, three-year, and five-year periods; and for the since inception period, Class A, Class C and the Institutional Class had underperformed the Data Provider peer group median and the Investor Class had outperformed the Data Provider peer group median.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy to one or more of the Emerald Funds were not indicative of any unreasonableness with respect to the advisory fee payable to Emerald by the Funds.

●	The profit, if any, realized by Emerald in connection with the operation of any of the Emerald Funds is not unreasonable.

●	With respect to possible economies of scale, the Board noted the existence of advisory fee breakpoints for each Emerald Fund, which operate generally to share any economies of scale with a Fund’s shareholders by reducing a Fund’s effective advisory fees as the Fund grows in size, and that the Expense Limitation Agreement between Emerald and the Trust, on behalf of each Emerald Fund limits costs to shareholders and provides a means of sharing potential economies of scale with the each Fund’s shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of each of the Emerald Funds and their shareholders.

Annual Report | April 30, 2024	55

Emerald Funds	Trustees and Officers

April 30, 2024 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	16	Ms. Anstine is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Blue Biofuels (since 2020) and Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	16	Mr. Burke is a Trustee of ALPS ETF Trust (24 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).
Jeremy W. Deems, 1976	Trustee	Since 2009	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	16	Mr. Deems is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 Fund); and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Since 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	16	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).

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Emerald Funds	Trustees and Officers

April 30, 2024 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee and Chairman	Trustee Since 2009; Chairman Since 2024	Mr. Shell is Founder of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). He is currently CEO of TalkBox, a phone/privacy booth company and key venture of Red Idea, LLC (since 2023) and a board member of DLVR, a package security company (since 2018). Mr. Shell serves on the Finance Committee serving the Board of Directors of Children’s Hospital of Colorado (since 2023) and served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	16	None.

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Since 2020	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012).
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.

Annual Report | April 30, 2024	57

Emerald Funds	Trustees and Officers

April 30, 2024 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).
Benjamin Winograd, 1993	Assistant Secretary	Since 2023	Mr. Winograd joined ALPS in June 2023 and is currently Principal Legal Counsel. Prior to joining ALPS, Mr. Winograd was the Director of Enforcement at AdvisorLaw (law firm) from February 2020-August 2022. He also serves as Assistant Secretary of AVIT.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 16, and any other investment companies for which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

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Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Finance & Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●        sharing for affiliates’ everyday business purposes-information about your creditworthiness

●        affiliates from using your information to market to you

●        sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2024	59

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●        Social Security number and account transactions

●        Account balances and transaction history

●        Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

60	www.emeraldmutualfunds.com

EMERALD

MUTUAL FUNDS

DRIVEN BY RESEARCH

SINCE 1992

EMERALD MUTUAL FUNDS

P.O. Box 219623

Kansas City, MO 64121

(855) 828-9909

www.emeraldmutualfunds.com

INVESTMENT ADVISER:

Emerald Mutual Fund Advisers Trust

P.O. Box 10666

Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.

The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

SEAFARER FUNDS

ANNUAL REPORT

April 30, 2024

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Performance Review
Seafarer Overseas Growth and Income Fund	1
Seafarer Overseas Value Fund	6
Disclosure of Fund Expenses	12
Portfolio of Investments	14
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	47
Additional Information	48
Approval of Fund Advisory Agreement	50
Liquidity Risk Management Program	52
Trustees and Officers	53
Privacy Policy	57

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2024 (Unaudited)

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

This report addresses the 2023-2024 fiscal year (May 1, 2023 to April 30, 2024) for the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund” or the “Fund”).

During the fiscal year, the Fund returned 6.14%, while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index, returned 11.69% and 9.01%, respectively.1 By way of broader comparison, the S&P 500 Index increased 22.66%.

The Fund began the fiscal year with a net asset value (NAV) of $11.77 per share. During the ensuing twelve months, the Fund paid two distributions: $0.178 per share in June 2023 and $0.091 per share in December 2023. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $5.108.2 The Fund finished the fiscal year with a value of $12.22 per share.3

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2024), the Fund generated an annualized rate of return of 5.21%.4 Over the same period, the benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index, rose at annualized rates of 3.20% and 3.50%, respectively.

* * *

During this fiscal year, emerging market equities overcame a number of ongoing challenges – including weak demand and strained property markets in China, the awful outbreak of war between Israel and Hamas, and elevated energy prices – to post positive returns overall. I suspect there are three main impetuses for this positive performance, despite such challenges: signals from Chairman Jay Powell that the Federal Reserve may begin to cut rates in 2024; a modest but steady recovery in corporate profits throughout much of the developing world; and a surge in technology stocks, particularly those related to artificial intelligence (AI).

Interestingly, only a few companies in the emerging markets have a demonstrable connection to AI – chief among them is Taiwan Semiconductor Manufacturing Company (TSMC). In my view, TSMC is a remarkable company, with formidable strengths in the fabrication of advanced semiconductors; it acts as the critical manufacturing partner for many of the companies that design leading-edge semiconductors used in large-language models (LLMs) that underpin the most recent advances in AI. TSMC was a long -term holding of the Growth and Income Fund – it was included in the Fund at its inception in 2012 and held for nearly a decade thereafter. However, the Fund exited TSMC in 2021 based on concerns about the escalating magnitude of the company’s capital expenditures; the potentially politicized motivations behind expenditures; and the resulting potential for marginal returns on marginal capital investment to decline.5 6 All the preceding prompted us to sell, even as the stock’s price climbed to what was then an all-time record valuation. In my view, the concerns we recognized in 2021 remain valid today, and are perhaps underappreciated by many investors.

However, in hindsight, we failed in early 2021 to appreciate the gains TSMC would enjoy from the dawn of AI, offsetting at least some (but not all) of the aforementioned challenges. For the time being at least, the company has enjoyed profit margins higher than we would have expected, and its cash flow has remained strong enough to afford its elevated capital expenditures (especially with the benefit of subsidies from various global governments keen for TSMC to establish a local manufacturing presence). We continue to watch AI-related developments in all industries and among all companies, as while TSMC is one of the chief beneficiaries of such developments at present, we anticipate that AI will reshape (and possibly shock) many companies in many industries across the next decade. The Fund’s omission of TSMC may have come at some opportunity cost at present; but the real import of AI is likely to manifest itself for a long time to come.

The Fund posted gains for the annual period, and positive contributors to performance include a range of holdings: Accton, a Taiwan-based maker of network equipment; XP, Inc., a Brazilian investment management firm; Novatek Microelectronics, a veteran semiconductor design firm in Taiwan; Sanlam, a

Annual Report – April 30, 2024	1

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2024 (Unaudited)

pan-African property, casualty, and life insurance conglomerate; Computer Age Management Services, a dominant financial services firm in India; and Emaar, one of the largest property developers in the UAE.

Detractors to Fund performance in this period include Samsung SDI, a South Korean battery manufacturer; UPL, an India-based agrichemical business that operates globally; Rohm, a Japan-based semiconductor company, with sales predominantly directed to South Korea, China, and Taiwan; DFI Retail, a multi- format retailer operating in Asia; and Siam Cement Group, a Thailand-based industrial conglomerate that operates in Southeast Asia.

The outlook for Seafarer’s largest market, China, remains uncertain. The challenges that China faces – including a heavily- indebted property sector, an opaque banking sector, and stretched local government finances – make it hard to predict how Chinese companies will fare as a group. Still, we continue to look for investment opportunities there, and one of the Fund’s longest-held securities is a media company located in Sichuan province: Xinhua Winshare. Xinhua operates a chain of bookstores and distributes textbooks and ancillary materials in Western China. This company has been in the Fund’s portfolio since 2014, when we invested based on (in our view) its transparent and clean balance sheet, healthy operating margins, impressive top-line growth, and steady dividend stream. We believe it still exhibits these attributes today, and the Fund remains invested. Xinhua is an example of how Seafarer continues to invest in China despite the challenges that exist. It is our view that there are stocks worth owning in China, and we remain committed to finding them, researching them in depth, adding them to the Fund, and holding them with a long-term investment horizon.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Andrew Foster

Portfolio Manager, Seafarer Overseas Growth and Income Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

As of April 30, 2024, the Fund did not own shares in Taiwan Semiconductor Manufacturing Company.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

1.	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned 6.01% during the fiscal year.
2.	The Fund’s inception date is February 15, 2012.

2	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2024 (Unaudited)

3.	The Fund’s Investor share class began the fiscal year with a net asset value of $11.70 per share. The Fund paid two distributions: $0.176 per share in June 2023 and $0.083 per share in December 2023. The Fund finished the fiscal year with a value of $12.14 per share.
4.	The Fund’s Investor share class generated an annualized rate of return of 5.09% from the Fund’s inception through the end of the fiscal year.
5.	www.seafarerfunds.com/funds/ogi/portfolio-review/2021/03/Q1#allocation
6.	Capital expenditure is the outlay of money to acquire or improve capital assets such as buildings and machinery.

Total Returns

As of April 30, 2024	1 Year	3 Year	5 Year	7 Year	10 Year	Since Inception Annualized[1]	Gross Expense Ratio[2]
Investor Class (SFGIX)	6.01%	-3.26%	4.75%	3.87%	4.10%	5.09%	0.99%
Institutional Class (SIGIX)	6.14%	-3.16%	4.86%	3.97%	4.22%	5.21%	0.89%
Morningstar Emerging Markets Net Return USD Index[3]	11.69%	-3.98%	3.25%	4.37%	3.83%	3.20%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index[4]	9.01%	-4.59%	3.27%	4.32%	4.11%	3.50%

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar and Bloomberg indices, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.
[2]	Ratios as of Prospectus dated August 31, 2023. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2024.
[3]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
[4]	The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2024	3

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2024 (Unaudited)

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in developing countries’ growth prospects, while attempting to mitigate adverse volatility in returns.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2024 (Unaudited)

Portfolio Composition by Region	% Net Assets
East & South Asia	61.6%
Emerging Europe	5.1%
Latin America	14.7%
Middle East & Africa	8.2%
Other	5.5%
Cash & Other Assets, Less Liabilities	4.9%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communications	4.0%
Consumer Discretionary	15.8%
Consumer Staples	14.7%
Energy	2.8%
Financials	19.3%
Health Care	7.5%
Industrials	8.5%
Materials	5.1%
Real Estate	1.2%
Technology	14.9%
Utilities	1.3%
Cash & Other Assets, Less Liabilities	4.9%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	4.5%
Sanlam, Ltd.	3.2%
Samsung Electronics Co., Ltd.	3.0%
Richter Gedeon Nyrt	2.7%
Novatek Microelectronics Corp.	2.7%
Rohm Co., Ltd.	2.6%
Venture Corp., Ltd.	2.6%
Samsung Biologics Co., Ltd.	2.6%
Singapore Exchange, Ltd.	2.5%
Bank Central Asia Tbk PT	2.5%
Total	28.9%

Total Number of Holdings	53

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Annual Report – April 30, 2024	5

Seafarer Overseas Value Fund	Performance Review

April 30, 2024 (Unaudited)

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

This report addresses the 2023-2024 fiscal year (May 1, 2023 to April 30, 2024) for the Seafarer Overseas Value Fund (the “Value Fund” or the “Fund”).

During the fiscal year, the Fund returned 8.30%, while the Fund’s benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index, returned 11.69% and 9.01%, respectively.1 By way of broader comparison, the S&P 500 Index increased 22.66%.

The Fund began the fiscal year with a net asset value (NAV) of $13.43 per share. The Fund paid a distribution of $0.409 per share in December 2023. That payment brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $2.491.2 The Fund finished the fiscal year with a value of $14.12 per share.3

From the Fund’s inception (May 31, 2016) through the end of the fiscal year (April 30, 2024), the Fund generated an annualized rate of return of 7.20%.4 Over the same period, the benchmark indices, the Morningstar Emerging Markets Net Return USD Index and the Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index, rose at annualized rates of 6.64% and 6.60%, respectively.

* * *

The top contributor to the Fund’s performance for the fiscal year was XP, Inc. (Structural Shift source of value; Seafarer’s seven sources of value,5 hereafter referenced using parenthesized italics, are defined in Figure 1). XP is a Brazilian investment management platform. Its stock price performance is attributable to the combination of a turnaround in earnings momentum from negative to positive driven by a cost reduction initiative at the company, and the decline in interest rates in Brazil. Indeed, the stock price appreciation may reflect that the 2023 cost-driven earnings growth could extend into the future as lower interest rates shift savings from fixed income products to XP’s more profitable equities segment. Furthermore, XP paid its first-ever dividend in September 2023 – a signal of corporate maturation and a possible harbinger of future shareholder-friendly capital allocation.

Figure 1. Sources of Value

Seafarer has identified seven distinct sources of value in emerging markets that may give rise to viable opportunities for long-term, value-oriented investments.

Source: Seafarer

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Seafarer Overseas Value Fund	Performance Review

April 30, 2024 (Unaudited)

Two other top contributors to Fund returns share the Segregated Market category as their source of value within Seafarer’s value classification system. They are both located in the country of Georgia, an “off the beaten path” country for many emerging market investors. The stock price of Georgia Capital (Breakup Value and Segregated Market), a conglomerate operating in the country, appreciated meaningfully, likely due to the market’s recognition of long -standing fundamental characteristics: a track record of well-considered capital allocation, low valuation, and an ongoing share buyback program. In my view, capital allocation also drove the share price of Bank of Georgia (Asset Productivity and Segregated Market), the largest bank in Georgia, which deployed part of its excess capital to acquire a leading bank in neighboring Armenia. This all-cash acquisition provides Bank of Georgia with a growth driver beyond its home country and does not cause the company to reduce its dividend policy, take on debt, or dilute shareholders.

Other significant contributors to Fund performance include WH Group (Management Change and Breakup Value), a Chinese pork processor, and PetroVietnam Technical Services (Management Change and Asset Productivity), a Vietnamese oil services company. WH Group’s stock appreciated following media reporting that the company is considering a possible listing of its U.S. subsidiary, Smithfield Foods, which was later confirmed by management with no timeframe or surety of a potential listing. Such a listing, should it occur, might help make the company’s Breakup Value more visible to investors. PetroVietnam Technical Services appears to have appreciated due to positive earnings momentum, as well as company- specific developments. First, the approval of a new national power development plan appeared to build optimism for the development of some of Vietnam’s long-stalled offshore oil and gas fields, which may boost demand for the company’s oilfield services. Second, the company was awarded contracts for wind energy projects located off the coasts of Taiwan and Poland.

Top detractors to Fund performance during this period include Samsung SDI (Structural Shift and Breakup Value), a South Korean battery manufacturer whose share price suffered from concerns over the growth rate of future demand for electric vehicles in the U.S. and Europe in particular.

Similarly, concerns over a tepid consumer demand recovery in China featured as a significant factor in the performance of Melco International (Asset Productivity and Breakup Value), a casino owner and operator in Macau, and DFI Retail (Management Change and Asset Productivity), a multi-format retailer operating in China and parts of Southeast Asia. Despite low valuations and recovering earnings during the fiscal year, both stocks performed poorly, likely due to macroeconomic concerns and negative sentiment surrounding China.

China’s return to global supply chains following its pandemic re-opening weighed on stocks such as UPL (Asset Productivity and Breakup Value), an India-based multinational agricultural chemicals company. The company’s earnings declined over the past year due to lower global prices for agrochemicals resulting from increased supply emanating from China.

As discussed in the Outlook section of the Value Fund’s first quarter 2024 portfolio review, I believe that while no long-only equity portfolio can completely eschew market risk, it can strive to minimize it.6 In my view, the Value Fund incurs more company-specific risk than market risk by virtue of its stock selection process along the seven sources of value. Time will tell whether this discipline yields superior results to diversification along benchmark or country/sector lines. What I can say, however, is that diversifying investor allocations that have traditionally courted market risk with strategies that pursue returns more dependent on company-specific risk factors appears sensible given the current investment context.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the emerging markets.

Paul Espinosa

Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The S&P 500 Total Return Index is a

Annual Report – April 30, 2024	7

Seafarer Overseas Value Fund	Performance Review

April 30, 2024 (Unaudited)

stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

As of April 30, 2024, the Fund did not own shares in Smithfield Foods.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

Information on the Seafarer website and references to Seafarer publications are provided for textual reference only, and are not incorporated by reference into this report.

1.	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). The Investor share class (ticker: SFVLX) returned 8.18% during the fiscal year. Adjustments in accordance with accounting principles generally accepted in the U.S. (U.S. GAAP) were applied during the financial statement preparation as of April 30, 2023. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. For the fiscal year ended April 30, 2024, the total return for the Institutional share class decreased from 8.38% to 8.30%, and the total return for the Investor share class decreased from 8.26% to 8.18%.
2.	The Fund’s inception date is May 31, 2016.
3.	The Fund’s Investor share class began the fiscal year with a net asset value of $13.39 per share; it paid an annual distribution of $0.400 per share in December 2023; and it finished the fiscal year with a value of $14.07 per share. Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation as of April 30, 2023 and increased the Institutional share class net asset value from $13.42 to $13.43 and increased the Investor share class net asset value from $13.38 to $13.39.
4.	The Fund’s Investor share class generated an annualized rate of return of 7.09% from the Fund’s inception through the end of the fiscal year.
5.	Additional information on Seafarer’s seven sources of value is available in the white paper On Value in the Emerging Markets (www.seafarerfunds.com/value-in-em).
6.	www.seafarerfunds.com/funds/ovl/portfolio-review/2024/03/Q1/#outlook

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Seafarer Overseas Value Fund	Performance Review

April 30, 2024 (Unaudited)

Total Returns

As of April 30, 2024	1 Year	3 Year	5 Year	7 Year	Since Inception Annualized[1]	Net Expense Ratio[2]
Investor Class (SFVLX)[3]	8.18%	5.03%	6.90%	6.03%	7.09%	1.15%
Institutional Class (SIVLX) [3]	8.30%	5.16%	6.99%	6.13%	7.20%	1.05%
Morningstar Emerging Markets Net Return USD Index[4]	11.69%	-3.98%	3.25%	4.37%	6.64%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index[5]	9.01%	-4.59%	3.27%	4.32%	6.60%

Gross expense ratio: 1.28% for Investor Class; 1.18% for Institutional Class.2

Fund performance is presented in U.S. dollar terms, with U.S. jurisdiction distributions reinvested on a gross (pre-tax) basis. For the Morningstar and Bloomberg indices, performance is calculated to reflect the reinvestment of dividends, capital gains, and other corporate actions net of foreign jurisdiction withholding taxes. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]	Ratios as of Prospectus dated August 31, 2023. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement shall continue at least through August 31, 2024.
[3]	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation as of April 30, 2023. As a result of the adjustments, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes.
[4]	The Morningstar Emerging Markets Net Return USD Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization. The index does not incorporate Morningstar’s environmental, social, or governance (ESG) criteria. Index code: MEMMN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
[5]	The Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index is a float market-cap-weighted equity index that covers 99% of the market capitalization of the emerging markets. Index code: EMLSN. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2024	9

Seafarer Overseas Value Fund	Performance Review

April 30, 2024 (Unaudited)

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2024. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance of which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

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Seafarer Overseas Value Fund	Performance Review

April 30, 2024 (Unaudited)

Portfolio Composition by Region	% Net Assets
East & South Asia	54.3%
Emerging Europe	9.4%
Latin America	15.4%
Middle East & Africa	12.6%
Other	5.0%
Cash & Other Assets, Less Liabilities	3.3%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Communications	2.7%
Consumer Discretionary	14.9%
Consumer Staples	20.7%
Energy	6.5%
Financials	18.4%
Health Care	2.4%
Industrials	14.8%
Materials	8.8%
Real Estate	3.0%
Utilities	4.5%
Cash & Other Assets, Less Liabilities	3.3%
Total	100.0%

Top 10 Holdings	% Net Assets
WH Group, Ltd.	3.7%
Georgia Capital PLC	3.6%
Petronet LNG, Ltd.	3.5%
XP, Inc.	3.3%
Pacific Basin Shipping, Ltd.	3.3%
Bank of Georgia Group PLC	3.2%
Credicorp, Ltd.	3.2%
Shangri-La Asia, Ltd.	3.2%
Mondi PLC	3.0%
PetroVietnam Technical Services Corp.	3.0%
Total	33.0%

Total Number of Holdings	41

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Annual Report – April 30, 2024	11

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2023 and held until April 30, 2024.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transaction costs. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Expense Ratio(a)	Expenses Paid During Period 11/01/23 - 04/30/24(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$ 1,000.00	$ 1,099.10	0.96%	$ 5.01
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.09	0.96%	$ 4.82

Institutional Class
Actual	$ 1,000.00	$ 1,099.10	0.84%	$ 4.38
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.69	0.84%	$ 4.22

SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$ 1,000.00	$ 1,131.70	1.15%	$ 6.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.14	1.15%	$ 5.77

Institutional Class
Actual	$ 1,000.00	$ 1,131.90	1.05%	$ 5.57
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.64	1.05%	$ 5.27

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

Annual Report – April 30, 2024	13

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2024

	Currency	Shares	Value (Note 2)
COMMON STOCKS (92.1%)
Belgium (1.6%)
Anheuser-Busch InBev SA, ADR	USD	920,000	$54,887,200

Total Belgium			54,887,200

Brazil (8.2%)
Ambev SA, ADR(a)	USD	25,000,000	58,000,000
Itau Unibanco Holding SA, ADR	USD	9,750,000	58,987,500
Odontoprev SA	BRL	12,000,000	27,754,882
Raia Drogasil SA	BRL	13,189,500	65,127,062
XP, Inc., Class A	USD	3,299,000	67,530,530

Total Brazil			277,399,974

China / Hong Kong (12.3%)
Alibaba Group Holding, Ltd.	HKD	6,500,000	60,859,919
China Foods, Ltd.	HKD	108,314,000	41,538,344
DFI Retail Group Holdings, Ltd.	USD	17,200,000	33,396,535
Hongkong Land Holdings, Ltd.	USD	4,077,300	13,027,707
Jardine Matheson Holdings, Ltd.	USD	1,831,579	70,277,686
Pacific Basin Shipping, Ltd.	HKD	185,000,000	64,057,696
Want Want China Holdings, Ltd.	HKD	67,500,000	38,570,442
WH Group, Ltd.	HKD	85,065,000	61,828,653
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	30,002,000	32,234,847

Total China / Hong Kong			415,791,829

Czech Republic (1.3%)
Moneta Money Bank AS	CZK	10,613,000	42,787,368

Total Czech Republic			42,787,368

France (2.1%)
Hermes International SCA	EUR	29,600	70,862,208

Total France			70,862,208

Hungary (2.7%)
Richter Gedeon Nyrt	HUF	3,550,000	90,400,844

Total Hungary			90,400,844

India (8.8%)
Computer Age Management Services, Ltd.	INR	1,586,397	60,803,760

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2024

	Currency	Shares	Value (Note 2)
India (continued)
L&T Technology Services, Ltd.	INR	1,304,500	$72,182,667
Petronet LNG, Ltd.	INR	18,000,000	66,812,444
Tata Motors, Ltd.	INR	3,000,000	36,177,185
UPL, Ltd.	INR	10,000,000	60,690,203

Total India			296,666,259

Indonesia (2.5%)
Bank Central Asia Tbk PT	IDR	138,500,000	83,277,918

Total Indonesia			83,277,918

Japan (2.6%)
Rohm Co., Ltd.	JPY	6,125,000	88,045,979

Total Japan			88,045,979

Mexico (4.8%)
Becle SAB de CV	MXN	29,780,000	60,513,509
Bolsa Mexicana de Valores SAB de CV	MXN	11,000,000	20,612,057
Wal-Mart de Mexico SAB de CV	MXN	21,492,000	80,105,320

Total Mexico			161,230,886

Peru (1.7%)
Credicorp, Ltd.	USD	338,000	55,976,180

Total Peru			55,976,180

Poland (1.1%)
CD Projekt SA	PLN	1,300,000	37,820,054

Total Poland			37,820,054

Qatar (1.9%)
Qatar Gas Transport Co., Ltd.	QAR	57,613,950	63,156,567

Total Qatar			63,156,567

Singapore (7.1%)
DBS Group Holdings, Ltd.	SGD	2,612,500	66,507,479
Singapore Exchange, Ltd.	SGD	12,455,000	84,962,097

Annual Report – April 30, 2024	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2024

	Currency	Shares	Value (Note 2)
Singapore (continued)
Venture Corp., Ltd.	SGD	8,250,000	$87,410,758

Total Singapore			238,880,334

South Africa (3.2%)
Sanlam, Ltd.	ZAR	29,750,000	107,617,119

Total South Africa			107,617,119

South Korea (16.5%)
Coway Co., Ltd.	KRW	1,119,327	44,847,452
Hyundai Mobis Co., Ltd.	KRW	917,500	150,102,361
Innocean Worldwide, Inc.	KRW	1,620,000	26,569,103
NAVER Corp.	KRW	542,250	71,522,534
Samsung Biologics Co., Ltd.(a)	KRW	155,000	87,118,933
Samsung C&T Corp.	KRW	450,000	48,524,981
Samsung Electronics Co., Ltd.	KRW	1,050,000	58,365,970
Samsung SDI Co., Ltd.	KRW	220,000	68,083,216

Total South Korea			555,134,550

Taiwan (5.0%)
Accton Technology Corp.	TWD	5,560,000	77,892,284
Novatek Microelectronics Corp.	TWD	4,725,000	89,279,914

Total Taiwan			167,172,198

Thailand (2.9%)
Bangkok Dusit Medical Services PCL, Class F	THB	62,000,000	48,414,678
Siam Cement PCL	THB	7,390,000	49,508,179

Total Thailand			97,922,857

United Arab Emirates (3.1%)
Emaar Properties PJSC	AED	11,590,000	25,907,022
National Central Cooling Co. PJSC	AED	51,197,777	42,379,141
Salik Co. PJSC	AED	40,000,000	37,681,396

Total United Arab Emirates			105,967,559

United Kingdom (1.8%)
Mondi PLC	GBP	3,205,732	60,846,779

Total United Kingdom			60,846,779

16	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2024

	Currency	Shares	Value (Note 2)
Vietnam (0.9%)
PetroVietnam Gas JSC	VND	10,000,000	$28,918,690

Total Vietnam			28,918,690

TOTAL COMMON STOCKS
(Cost $3,114,296,486)			3,100,763,352

PREFERRED STOCKS (3.0%)
South Korea (3.0%)
Samsung Electronics Co., Ltd.	KRW	2,160,000	100,852,820

Total South Korea			100,852,820

TOTAL PREFERRED STOCKS
(Cost $82,125,308)			100,852,820

TOTAL INVESTMENTS
(Cost $3,196,421,794) (95.1%)			$3,201,616,172

Cash and Other Assets, Less Liabilities (4.9%)			165,552,894
NET ASSETS (100.0%)			$3,367,169,066

(a)	Non-income producing security.

ADR American Depositary Receipt

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CZK	-	Czech Republic Koruna
EUR	-	European Union Euro
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
GBP	-	United Kingdom Pound
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
THB	-	Thailand Baht

Annual Report – April 30, 2024	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2024

TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Industry Composition (Unaudited)
Advertising & Marketing	0.8%
Asset Management	5.2%
Auto Components	9.6%
Banks	9.1%
Beverages	6.4%
Biotech & Pharma	5.3%
Chemicals	1.8%
Construction Materials	1.5%
Containers & Packaging	1.8%
E-Commerce Discretionary	1.8%
Electric Utilities	1.3%
Engineering & Construction	3.6%
Entertainment	1.1%
Food Products	3.0%
Health Care Providers & Services	2.3%
Home & Office Products	1.3%
Institutional Financial Services	3.1%
Interactive Media & Services	2.1%
Oil & Gas Producers	2.8%
Real Estate Management & Development	1.2%
Retail - Consumer Staples	5.3%
Retail - Discretionary	2.1%
Semiconductors & Semiconductor Equipment	5.3%
Specialty Finance	1.8%
Technology Hardware, Storage & Peripherals	9.6%
Transportation & Logistics	4.9%
Wholesale - Discretionary	1.0%
Cash and Other Assets, Less Liabilities	4.9%
Total	100.0%

See accompanying Notes to Financial Statements.

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2024

	Currency	Shares	Value (Note 2)
COMMON STOCKS (96.5%)
Belgium (2.0%)
Anheuser-Busch InBev SA, ADR	USD	32,000	$1,909,120

Total Belgium			1,909,120

Brazil (10.0%)
Ambev SA, ADR	USD	699,000	1,621,680
Itau Unibanco Holding SA, ADR	USD	424,000	2,565,200
Odontoprev SA	BRL	1,000,000	2,312,907
XP, Inc., Class A	USD	156,000	3,193,320

Total Brazil			9,693,107

China / Hong Kong (29.9%)
China Foods, Ltd.	HKD	6,603,000	2,532,246
China Yangtze Power Co., Ltd., Class A	CNY	661,990	2,357,622
DFI Retail Group Holdings, Ltd.	USD	1,139,000	2,211,550
First Pacific Co., Ltd.	HKD	5,490,000	2,567,536
Giordano International, Ltd.	HKD	5,200,000	1,327,038
Hongkong Land Holdings, Ltd.	USD	135,900	434,225
Jardine Matheson Holdings, Ltd.	USD	54,213	2,080,153
Melco International Development, Ltd.	HKD	3,901,000	2,930,321
Pacific Basin Shipping, Ltd.	HKD	9,211,000	3,189,381
Pico Far East Holdings, Ltd.	HKD	5,538,000	1,153,942
Shangri-La Asia, Ltd.	HKD	4,392,000	3,063,381
Want Want China Holdings, Ltd.	HKD	2,767,000	1,581,102
WH Group, Ltd.	HKD	4,945,000	3,594,224

Total China / Hong Kong			29,022,721

Czech Republic (2.6%)
Moneta Money Bank AS	CZK	634,000	2,556,034

Total Czech Republic			2,556,034

Georgia (6.7%)
Bank of Georgia Group PLC	GBP	46,000	3,080,110
Georgia Capital PLC	GBP	203,174	3,462,862

Total Georgia			6,542,972

India (6.7%)
Petronet LNG, Ltd.	INR	920,000	3,414,858
Tata Motors, Ltd.	INR	99,000	1,193,847

Annual Report – April 30, 2024	19

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2024

	Currency	Shares	Value (Note 2)
India (continued)
UPL, Ltd.	INR	315,000	$1,911,742

Total India			6,520,447

Mexico (2.2%)
Coca-Cola Femsa SAB de CV, ADR	USD	22,000	2,181,300

Total Mexico			2,181,300

Peru (3.2%)
Credicorp, Ltd.	USD	18,500	3,063,785

Total Peru			3,063,785

Qatar (3.0%)
Qatar Gas Transport Co., Ltd.	QAR	2,660,000	2,915,899

Total Qatar			2,915,899

Singapore (5.4%)
Genting Singapore, Ltd.	SGD	2,770,000	1,848,616
HRnetgroup, Ltd.	SGD	3,023,000	1,583,418
Wilmar International, Ltd.	SGD	759,000	1,784,085

Total Singapore			5,216,119

South Korea (7.5%)
Innocean Worldwide, Inc.	KRW	160,000	2,624,109
Samsung C&T Corp.	KRW	24,000	2,587,999
Samsung SDI Co., Ltd.	KRW	6,700	2,073,443

Total South Korea			7,285,551

Thailand (1.7%)
Siam Cement PCL	THB	251,000	1,681,536

Total Thailand			1,681,536

United Arab Emirates (9.6%)
Emaar Properties PJSC	AED	1,124,000	2,512,467
Fertiglobe PLC	AED	2,600,000	1,970,522
National Central Cooling Co. PJSC	AED	2,481,137	2,053,770

20	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2024

	Currency	Shares	Value (Note 2)
United Arab Emirates (continued)
Salik Co. PJSC	AED	3,000,000	$2,826,105

Total United Arab Emirates			9,362,864

United Kingdom (3.0%)
Mondi PLC	GBP	154,912	2,940,326

Total United Kingdom			2,940,326

Vietnam (3.0%)
PetroVietnam Technical Services Corp.	VND	1,873,080	2,933,962

Total Vietnam			2,933,962

TOTAL COMMON STOCKS
(Cost $84,341,120)			93,825,743

PREFERRED STOCKS (0.2%)
South Korea (0.2%)
Samsung C&T Corp.	KRW	1,800	143,886

Total South Korea			143,886

TOTAL PREFERRED STOCKS
(Cost $184,192)			143,886

TOTAL INVESTMENTS
(Cost $84,525,312) (96.7%)			$93,969,629

Cash and Other Assets, Less Liabilities (3.3%)			3,232,091
NET ASSETS (100.0%)			$97,201,720

ADR American Depositary Receipt

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Republic Koruna
GBP	-	United Kingdom Pound

Annual Report – April 30, 2024	21

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2024

HKD	-	Hong Kong Dollar
INR	-	India Rupee
KRW	-	South Korea Won
QAR	-	Qatar Riyal
SGD	-	Singapore Dollar
THB	-	Thailand Baht
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

Industry Composition (Unaudited)
Advertising & Marketing	2.7%
Asset Management	6.9%
Banks	11.6%
Beverages	8.5%
Chemicals	4.0%
Commercial Support Services	2.8%
Construction Materials	1.7%
Containers & Packaging	3.0%
Electric Utilities	4.5%
Engineering & Construction	2.8%
Food & Staples Retailing	9.8%
Health Care Facilities & Services	2.4%
Hotels, Restaurants & Leisure	8.1%
Oil, Gas & Consumable Fuels	3.5%
Oil & Gas Services & Equipment	3.0%
Real Estate Management & Development	3.0%
Retail - Consumer Staples	2.3%
Retail - Discretionary	3.5%
Technology Hardware	3.4%
Transportation & Logistics	9.2%
Cash and Other Assets, Less Liabilities	3.3%
Total	100.0%

See accompanying Notes to Financial Statements.

22	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Assets and Liabilities

April 30, 2024

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$3,201,616,172	$93,969,629
Cash	138,136,123	1,541,132
Foreign currency, at value (Cost $5,490,862 and$799,294, respectively)	5,463,808	799,294
Receivable for investments sold	19,037,334	463,248
Receivable for shares sold	2,257,576	–
Interest and dividends receivable	15,823,697	854,050
Prepaid expenses and other assets	124,939	24,166
Total Assets	3,382,459,649	97,651,519
LIABILITIES:
Payable for investments purchased	6,992,512	233,010
Foreign capital gains tax	3,268,316	66,371
Administrative fees payable	111,445	13,473
Shareholder service plan fees payable	139,471	4,363
Payable for shares redeemed	2,324,708	6,242
Investment advisory fees payable	2,001,001	64,520
Payable for chief compliance officer fees	4,836	4,836
Trustee fees and expenses payable	68,264	1,951
Payable for principal financial officer fees	5,142	5,142
Audit and tax fees payable	25,565	23,205
Accrued expenses and other liabilities	349,323	26,686
Total Liabilities	15,290,583	449,799
NET ASSETS	$3,367,169,066	$97,201,720
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$3,412,071,113	$87,348,850
Total distributable earnings	(44,902,047)	9,852,870
NET ASSETS	$3,367,169,066	$97,201,720
INVESTMENTS, AT COST	$3,196,421,794	$84,525,312
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.14	$14.07
Net Assets	$224,934,002	$686,531
Shares of beneficial interest outstanding	18,529,896	48,797
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.22	$14.12
Net Assets	$3,142,235,064	$96,515,189
Shares of beneficial interest outstanding	257,157,524	6,836,654

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2024	23

Seafarer Funds	Statements of Operations

Year Ended April 30, 2024

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$100,250,398	$4,144,888
Foreign taxes withheld	(7,522,341)	(155,513)
Interest and other income	5,515,237	147,847
Total investment income	98,243,294	4,137,222
EXPENSES:
Investment advisory fees (Note 7)	20,582,156	657,680
Administrative and transfer agency fees	634,879	82,237
Trustee fees and expenses	195,907	5,376
Registration/filing fees	68,888	17,474
Shareholder service plan fees
Investor Class	282,737	–
Institutional Class	930,055	38,187
Recoupment of previously waived fees (Note 7)
Investor Class	–	1,788
Institutional Class	–	16,075
Legal fees	69,655	2,360
Audit and tax fees	33,228	26,866
Reports to shareholders and printing fees	91,306	7,774
Custody fees	1,455,341	78,629
Chief compliance officer fees	27,115	27,115
Principal financial officer fees	11,950	11,914
Insurance expense	18,566	978
Miscellaneous	32,938	1,744
Total expenses	24,434,721	976,197
Less fees waived/reimbursed by investment adviser (Note 7)
Investor Class	–	(930)
Institutional Class	–	(22,768)
Total net expenses	24,434,721	952,499
NET INVESTMENT INCOME:	73,808,573	3,184,723
Net realized gain/(loss) on investments	36,438,931	(117,330)
Net realized loss on foreign currency transactions	(952,535)	(14,488)
Net realized gain/(loss)	35,486,396	(131,818)

Net change in unrealized appreciation on investments	32,342,625	4,178,284

Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(85,337)	(2,477)
Net change in unrealized foreign capital gains tax	(3,268,316)	(66,371)
Net change in unrealized appreciation	28,988,972	4,109,436

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	64,475,368	3,977,618
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,283,941	$7,162,341

See accompanying Notes to Financial Statements.

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$73,808,573	$42,739,840
Net realized gain/(loss)	35,486,396	(110,659,649)
Net change in unrealized appreciation	28,988,972	65,176,796
Net increase/(decrease) in net assets resulting from operations	138,283,941	(2,743,013)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(3,985,105)	(4,973,375)
Institutional Class	(53,027,348)	(49,920,102)
Net decrease in net assets from distributions	(57,012,453)	(54,893,477)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	64,618,280	31,959,949
Institutional Class	1,495,475,725	899,433,848
Dividends reinvested
Investor Class	3,902,532	4,872,836
Institutional Class	35,970,821	32,779,952
Shares redeemed
Investor Class	(27,801,968)	(48,821,966)
Institutional Class	(509,923,673)	(515,808,437)
Net increase in net assets derived from beneficial interest transactions	1,062,241,717	404,416,182
Net increase in net assets	1,143,513,205	346,779,692
NET ASSETS:
Beginning of period	2,223,655,861	1,876,876,169
End of period	$3,367,169,066	$2,223,655,861
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,246,848	2,784,996
Distributions reinvested	324,749	431,843
Redeemed	(2,303,588)	(4,329,431)
Net increase/(decrease) in shares outstanding	3,268,009	(1,112,592)
Institutional Class
Sold	122,458,199	77,436,657
Distributions reinvested	2,968,731	2,891,189
Redeemed	(41,999,961)	(45,008,887)
Net increase in shares outstanding	83,426,969	35,318,959

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2024	25

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$3,184,723	$1,788,611
Net realized loss	(131,818)	(852,453)
Net change in unrealized appreciation	4,109,436	3,956,408
Net increase in net assets resulting from operations	7,162,341	4,892,566
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
Total amount of distribution
Investor Class	(18,843)	(8,732)
Institutional Class	(2,688,235)	(1,035,534)
Net decrease in net assets from distributions	(2,707,078)	(1,044,266)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	57,787	178,346
Institutional Class	21,899,067	38,638,763
Dividends reinvested
Investor Class	16,557	7,535
Institutional Class	2,680,921	1,026,657
Shares redeemed
Investor Class	(20,506)	(13,147)
Institutional Class	(12,637,625)	(4,746,546)
Net increase in net assets derived from beneficial interest transactions	11,996,201	35,091,608
Net increase in net assets	16,451,464	38,939,908
NET ASSETS:
Beginning of period	80,750,256	41,810,348
End of period	$97,201,720	$80,750,256
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	4,205	13,742
Distributions reinvested	1,221	601
Redeemed	(1,469)	(1,113)
Net increase in shares outstanding	3,957	13,230
Institutional Class
Sold	1,592,946	3,040,712
Distributions reinvested	197,127	81,740
Redeemed	(922,678)	(373,540)
Net increase in shares outstanding	867,395	2,748,912

See accompanying Notes to Financial Statements

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Seafarer Overseas Growth and Income Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
$11.70	$12.06	$15.31	$10.31	$11.56

0.31	0.24	0.33	0.18	0.21
0.39	(0.27)	(2.42)	5.14	(1.15)
0.70	(0.03)	(2.09)	5.32	(0.94)

(0.26)	(0.20)	(0.28)	(0.17)	(0.31)
–	(0.13)	(0.88)	(0.15)	–
(0.26)	(0.33)	(1.16)	(0.32)	(0.31)
0.44	(0.36)	(3.25)	5.00	(1.25)
$12.14	$11.70	$12.06	$15.31	$10.31
6.01%	(0.13%)	(14.48%)	52.15%	(8.44%)

$224,934	$178,566	$197,523	$228,690	$154,017

0.96%	1.00%	1.00%	1.02%	1.02%
0.96%	1.00%	1.00%	1.02%	1.02%
2.53%	2.05%	2.33%	1.35%	1.88%
5%	22%	16%	47%	29%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2024	29

Seafarer Overseas Growth and Income Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
$11.77	$12.13	$15.39	$10.36	$11.61

0.32	0.26	0.35	0.20	0.22
0.40	(0.28)	(2.44)	5.16	(1.16)
0.72	(0.02)	(2.09)	5.36	(0.94)

(0.27)	(0.21)	(0.29)	(0.18)	(0.31)
–	(0.13)	(0.88)	(0.15)	–
(0.27)	(0.34)	(1.17)	(0.33)	(0.31)
–	–	–	–	–
0.45	(0.36)	(3.26)	5.03	(1.25)
$12.22	$11.77	$12.13	$15.39	$10.36
6.14%	(0.03%)	(14.41%)	52.28%	(8.34%)

$3,142,235	$2,045,090	$1,679,354	$1,827,624	$1,101,542

0.85%	0.90%	0.91%	0.92%	0.92%
0.85%	0.90%	0.91%	0.92%	0.92%
2.60%	2.22%	2.46%	1.47%	1.91%
5%	22%	16%	47%	29%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2024	31

Seafarer Overseas Value Fund

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.

(c)	In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020
$13.39	(a)	$12.83 (a)	$13.16		$9.46	$11.41

0.47		0.38	0.42		0.22	0.29
0.61		0.39	(0.29)		3.64	(1.88)
1.08		0.77	0.13		3.86	(1.59)

(0.40)		(0.21)	(0.42)		(0.16)	(0.31)
–		–	(0.04)		–	(0.05)
(0.40)		(0.21)	(0.46)		(0.16)	(0.36)
0.68		0.56	(0.33)		3.70	(1.95)
$14.07		$13.39 (a)	$12.83	(a)	$13.16	$9.46

8.18	%(a)	6.11%	0.94	%(a)	40.96%	(14.54%)

$687		$600	$405		$431	$278
1.02%		1.23%	1.48%		1.49%	1.44%
1.15%		1.15%	1.15%		1.15%	1.15%
3.41%		2.98%	3.15%		1.99%	2.61%
3%		1%	14%		24%	25%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2024	33

Seafarer Overseas Value Fund

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.

(c)	In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

34	(855) 732-9220 seafarerfunds.com

Financial Highlights

For a share outstanding through the years presented

Year Ended April 30, 2024		Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020
$13.43	(a)	$12.86	(a)	$13.18		$9.48	$11.43

0.48		0.40		0.46		0.25	0.30
0.62		0.39		(0.32)		3.62	(1.88)
1.10		0.79		0.14		3.87	(1.58)

(0.41)		(0.22)		(0.42)		(0.17)	(0.32)
–		–		(0.04)		–	(0.05)
(0.41)		(0.22)		(0.46)		(0.17)	(0.37)
0.69		0.57		(0.32)		3.70	(1.95)
$14.12		$13.43	(a)	$12.86	(a)	$13.18	$9.48

8.30	%(a)	6.22	%(a)	1.08	%(a)	40.98%	(14.47%)

$96,515		$80,150		$41,405		$34,714	$29,557

1.06%		1.18%		1.37%		1.51%	1.42%
1.05%		1.05%		1.05%		1.05%	1.05%
3.51%		3.11%		3.43%		2.19%	2.63%
3%		1%		14%		24%	25%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2024	35

Seafarer Funds	Notes to Financial Statements

April 30, 2024

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) . The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures utilized by Seafarer Capital Partners, LLC (the “Adviser”), as the Funds' Valuation Designee and under the general supervision of the Board of Trustees of the Trust (the “Board” or the “Trustees”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are

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Seafarer Funds	Notes to Financial Statements

April 30, 2024

valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Adviser, as the Funds' Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

The Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. The deferred liability for potential future capital gains taxes for the Funds, if any, is disclosed in the Statements of Assets and Liabilities.

Fair Value Measurements

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. Fair valuation policies and procedures (“FV Procedures”) are utilized by the Valuation Designee for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable or not indicative of fair value. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Annual Report – April 30, 2024	37

Seafarer Funds	Notes to Financial Statements

April 30, 2024

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund as of April 30, 2024:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
Belgium	$54,887,200	$–	$–	$54,887,200
Brazil	277,399,974	–	–	277,399,974
China / Hong Kong	150,386,472	265,405,357	–	415,791,829
Czech Republic	–	42,787,368	–	42,787,368
France	–	70,862,208	–	70,862,208
Hungary	90,400,844	–	–	90,400,844
India	–	296,666,259	–	296,666,259
Indonesia	–	83,277,918	–	83,277,918
Japan	–	88,045,979	–	88,045,979
Mexico	161,230,886	–	–	161,230,886
Peru	55,976,180	–	–	55,976,180
Poland	–	37,820,054	–	37,820,054
Qatar	–	63,156,567	–	63,156,567
Singapore	–	238,880,334	–	238,880,334
South Africa	–	107,617,119	–	107,617,119
South Korea	–	555,134,550	–	555,134,550
Taiwan	–	167,172,198	–	167,172,198
Thailand	–	97,922,857	–	97,922,857
United Arab Emirates	63,588,418	42,379,141	–	105,967,559
United Kingdom	60,846,779	–	–	60,846,779
Vietnam	–	28,918,690	–	28,918,690
Preferred Stocks	–	100,852,820	–	100,852,820
Total	$914,716,753	$2,286,899,419	$–	$3,201,616,172

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

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Seafarer Funds	Notes to Financial Statements

April 30, 2024

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
Belgium	$1,909,120	$–	$–	$1,909,120
Brazil	9,693,107	–	–	9,693,107
China / Hong Kong	9,705,065	19,317,656	–	29,022,721
Czech Republic	–	2,556,034	–	2,556,034
Georgia	3,462,862	3,080,110	–	6,542,972
India	–	6,520,447	–	6,520,447
Mexico	2,181,300	–	–	2,181,300
Peru	3,063,785	–	–	3,063,785
Qatar	–	2,915,899	–	2,915,899
Singapore	1,583,418	3,632,701	–	5,216,119
South Korea	–	7,285,551	–	7,285,551
Thailand	–	1,681,536	–	1,681,536
United Arab Emirates	5,338,572	4,024,292	–	9,362,864
United Kingdom	2,940,326	–	–	2,940,326
Vietnam	2,933,962	–	–	2,933,962
Preferred Stocks	–	143,886	–	143,886
Total	$42,811,517	$51,158,112	$–	$93,969,629

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

For the year ended April 30, 2024, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2024.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign currency, at value.

Annual Report – April 30, 2024	39

Seafarer Funds	Notes to Financial Statements

April 30, 2024

As of April 30, 2024, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$137,684,415
Seafarer Overseas Value Fund	1,534,192

As of April 30, 2024, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close dates. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses that cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

40	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2024

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing due date of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income paid out via semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions at other times if the Fund believes doing so may be necessary for the Fund to share tax obligations more ratably and more equitably across shareholders over time.

3. Tax Basis Information

Reclassifications

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to equalization and non-deductible excise tax paid. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. As of April 30, 2024, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to equalization and non-deductible excise tax paid. The reclassifications were as follows:

Fund	Paid-in Capital	Distributable Earnings
Seafarer Overseas Growth and Income Fund	$168,801	$(168,801)
Seafarer Overseas Value Fund	25,942	(25,942)

Annual Report – April 30, 2024	41

Seafarer Funds	Notes to Financial Statements

April 30, 2024

Tax Basis of Investments

As of April 30, 2024, the aggregate cost of investments, gross unrealized appreciation/(depreciation), and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) on Foreign Currencies	Net Unrealized Appreciation/ (Depreciation)
Seafarer Overseas Growth and Income Fund
	$3,216,165,172	$354,278,749	$(368,827,748)	$(3,366,829)	$(17,915,828)
Seafarer Overseas Value Fund
	84,960,381	17,458,495	(8,449,247)	(68,475)	8,940,773

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and passive foreign investment companies (PFICs).

Components of Distributable Earnings

As of April 30, 2024, components of distributable earnings were as follows:

Seafarer Overseas Growth and Income Fund
Accumulated net investment income	$48,262,491
Accumulated net realized loss	(75,248,710)
Net unrealized depreciation on investments	(17,915,828)
Total distributable earnings	$(44,902,047)

Seafarer Overseas Value Fund
Accumulated net investment income	$1,844,891
Accumulated net realized loss	(932,794)
Net unrealized appreciation on investments	8,940,773
Total distributable earnings	$9,852,870

Capital Losses

Seafarer Overseas Growth and Income Fund

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year: Short Term $17,720,712 and Long Term $57,527,998.

Seafarer Overseas Value Fund

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amount is available as a carry forward to the next tax year: Long Term $815,432.

The Seafarer Overseas Value Fund elects to defer to the period ending April 30, 2025, capital losses recognized during the period November 1, 2023 through April 30, 2024 in the amount of $117,362.

42	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2024

Tax Basis of Distributions to Shareholders

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2024 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$57,012,453	$–
Seafarer Overseas Value Fund	2,707,078	–

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$33,023,314	$21,870,163
Seafarer Overseas Value Fund	1,044,266	–

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the year ended April 30, 2024 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$1,134,447,362	$124,885,143
Seafarer Overseas Value Fund	19,168,161	2,353,946

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

6. Borrowings

On March 16, 2023, the Funds entered into a Credit Agreement with the Funds' custodian, Brown Brothers Harriman & Co. (“BBH”). On March 15, 2024, the Credit Agreement was renewed between the Funds and BBH. The Credit Agreement has a termination date of March 14, 2025. Under the terms of the Credit Agreement, the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund are collectively allowed to borrow up to $50,000,000. The borrowing of each Fund is several and not joint and subject to a 10:1 collateral-to-debt ratio. The collateral for the Credit Agreement is the assets of each Fund. Interest is charged at a rate of the higher of the Federal Funds Rate or the

Annual Report – April 30, 2024	43

Seafarer Funds	Notes to Financial Statements

April 30, 2024

Adjusted Term Secured Overnight Financing Rate (SOFR) plus an applicable margin of 2%. For the year ended April 30, 2024, the Funds did not have outstanding borrowings.

7. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Effective September 1, 2015, the Adviser contractually, through successive one-year agreements, agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.15% and 1.05% of a Fund’s average daily net assets for the Investor and Institutional share classes, respectively. The current agreement (the “Expense Agreement”) shall continue at least through August 31, 2024. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2024, except with the approval of the Funds’ Board. During the year ended April 30, 2024, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of April 30, 2024, the Adviser had recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the year ended April 30, 2024, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Seafarer Overseas Value Fund
Investor Class	$930	$1,788
Institutional Class	22,768	16,075

As of April 30, 2024 the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2025	Expires 2026	Expires 2027	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Seafarer Overseas Value Fund
Investor Class	$26	$699	$930	$1,655
Institutional Class	110,036	80,143	22,768	212,947

44	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2024

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Officers of the Trust are employees of ALPS.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administrative fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer agent fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for a particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its

Annual Report – April 30, 2024	45

Seafarer Funds	Notes to Financial Statements

April 30, 2024

clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Participating Organizations may charge less than the maximum fees described above, and therefore the Funds may pay less than those maximum fees. Shareholder Services Plan fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Trustees

The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

8. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Regulatory Update

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Funds’ annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds’ new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of this rule and form amendment changes.

10. Subsequent Event

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the Financial Statements were issued. Management has determined there were no subsequent events to report through the issuance of these Financial Statements.

46	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seafarer Funds, comprising Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (the “Funds”), each a series of Financial Investors Trust, as of April 30, 2024, the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended April 30, 2023, and prior, were audited by other auditors whose report dated June 29, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 28, 2024

Annual Report – April 30, 2024	47

Seafarer Funds	Additional Information

April 30, 2024 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s Web site at www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling toll-free (855) 732-9220.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at www.sec.gov.

3. Index Provider Disclosure

The Seafarer Funds are not sponsored, endorsed, sold, or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets.

Source for Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

4. Change in Auditor

Effective as of the close of business on March 13, 2024, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds' financial statements as of and for the fiscal year ended April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Funds' most recent fiscal year, and through March 13, 2024, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year. During the Funds' fiscal year ended April 30, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund's fiscal year ended April 30, 2023 and the subsequent interim period through March 13, 2024, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

48	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Additional Information

April 30, 2024 (Unaudited)

On March 13, 2024, upon the recommendation of the Funds' Audit Committee, the Board of Trustees of the Funds approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for each Fund for the fiscal year ending April 30, 2024. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Funds' former independent registered accounting firm on March 13, 2024.

5. Tax Designations (Unaudited)

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2023:

	Dividends Received Deduction	Qualified Dividend Income
Seafarer Overseas Growth and Income Fund	-	49.09%
Seafarer Overseas Value Fund	-	29.81%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

The Funds hereby designate the following numbers as long-term capital gain distributions:

Long Term Capital Gain Distributions
Seafarer Overseas Growth and Income Fund	-
Seafarer Overseas Value Fund	-

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund designate foreign taxes paid in the amounts of $5,838,201 and $102,256 and foreign source income in the amounts of $97,277,634 and $4,019,409, respectively, for federal income tax purposes for the year ended April 30, 2024.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report – April 30, 2024	49

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2024 (Unaudited)

SEAFARER FUNDS APPROVAL OF FUND ADVISORY AGREEMENT

On December 12, 2023, the Trustees met in person to discuss, among other things, the renewal of the Investment Advisory Agreement between Seafarer Capital Partners, LLC (“Seafarer”) and the Trust, with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (together, the “Seafarer Funds”), dated January 30, 2012, as amended (the “Seafarer Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Seafarer Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Funds:

Investment Advisory Fee Rate:

The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Seafarer Funds, to Seafarer, of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion, in light of the extent and quality of the advisory services provided by Seafarer to each of the Seafarer Funds.

The Board received and considered information including a comparison of the contractual advisory fee rate of the Investor Class and Institutional Class of each Seafarer Fund with those of funds in the peer group of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of each Class of each Seafarer Fund was lower than the Data Provider peer group median.

Total Net Expense Ratios:

The Trustees further reviewed and considered that the total net expense ratio of each Class of each Seafarer Fund was lower than the Data Provider peer group median. Rule 12b-1 fees in peer group funds were excluded for the purpose of the comparison.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement:

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Seafarer Funds under the Seafarer Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Seafarer Funds.

The Trustees considered the background and experience of Seafarer’s management in connection with the Seafarer Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Seafarer Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s insider trading policies and procedures and its Code of Ethics.

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Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2024 (Unaudited)

Performance:

The Trustees reviewed performance information for each Class of the Seafarer Funds for the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2023, as applicable. That review included a comparison of each Seafarer Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that both Classes of each Seafarer Fund outperformed its peer group median over the 3-year, 5-year, 10-year, and since inception periods, as applicable. The Trustees also considered Seafarer’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts:

The Trustees noted that Seafarer’s only clients were the Seafarer Funds.

Profitability:

The Trustees received and considered a profitability analysis prepared by Seafarer based on the fees payable under the Seafarer Investment Advisory Agreement.

Economies of Scale:

The Trustees considered whether economies of scale in the provision of services to the Seafarer Funds have been or would be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser:

The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Seafarer Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of each Class of both Seafarer Funds was lower than the Data Provider peer group median;

●	the total net expense ratio of each Class of both Seafarer Funds was lower than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Seafarer under the Seafarer Investment Advisory Agreement with respect to each Seafarer Fund were adequate;

●	for the periods ended September 30, 2023, in the independent analysis prepared by the Data Provider, each Class of each Seafarer Fund outperformed the Data Provider peer group median for each of the 3-year, 5-year, 10-year and since inception periods, as applicable;

●	Seafarer had no other accounts with comparable investment objectives and strategies to the Seafarer Funds;

●	the profit, if any, realized by Seafarer in connection with the operation of any of the Seafarer Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with any of the Seafarer Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of each of the Seafarer Funds and their shareholders.

Annual Report – April 30, 2024	51

Seafarer Funds	Liquidity Risk Management Program

April 30, 2024 (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust's approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust's investment advisers, sub-advisers, and Officers of the Trust. The Trust's Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program's principal objectives include supporting each Fund's compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund's liquidity and the periodic classification and re-classification of the Fund's investments into groupings that reflect the Committee's assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 12, 2024, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2023. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund's liquidity risk and has operated adequately and effectively to manage each Fund's liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

52	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2024 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge at seafarerfunds.com or by calling 855-732-9220.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	16	Ms. Anstine is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).

Annual Report – April 30, 2024	53

Seafarer Funds	Trustees and Officers

April 30, 2024 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Blue Biofuels (since 2020) and Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	16	Mr. Burke is a Trustee of ALPS ETF Trust (24 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All- Star Growth Fund, Inc. (1 fund).
Jeremy W. Deems, 1976	Trustee	Since 2009	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	16	Mr. Deems is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 Fund); and Clough Funds Trust (1 fund).

54	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2024 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Since 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	16	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee and Chairman	Trustee Since 2009; Chairman Since 2024	Mr. Shell is Founder of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). He is currently CEO of TalkBox, a phone/privacy booth company and key venture of Red Idea, LLC (since 2023) and a board member of DLVR, a package security company (since 2018). Mr. Shell serves on the Finance Committee serving the Board of Directors of Children’s Hospital of Colorado (since 2023) and served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	16	None.

Annual Report – April 30, 2024	55

Seafarer Funds	Trustees and Officers

April 30, 2024 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Since 2020	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012).
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).
Benjamin Winograd, 1993	Assistant Secretary	Since 2023	Mr. Winograd joined ALPS in June 2023 and is currently Principal Legal Counsel. Prior to joining ALPS, Mr. Winograd was the Director of Enforcement at AdvisorLaw (law firm) from February 2020-August 2022. He also serves as Assistant Secretary of AVIT.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 16, and any other investment companies for which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

56	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

April 30, 2024 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●        Social Security number and account transactions

●        Account balances and transaction history

●        Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report – April 30, 2024	57

Seafarer Funds	Privacy Policy

April 30, 2024 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●        sharing for affiliates’ everyday business purposes-information about your creditworthiness

●        affiliates from using your information to market to you

●        sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

58	(855) 732-9220 seafarerfunds.com

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VULCAN VALUE PARTNERS

ANNUAL REPORT — APRIL 30, 2024

VULCAN VALUE PARTNERS FUND
VULCAN VALUE PARTNERS SMALL CAP FUND

WWW.VULCANVALUEPARTNERS.COM || 205.803.1582

Contents	Page
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	5
Vulcan Value Partners Small Cap Fund	9
Disclosure of Fund Expenses
Vulcan Value Partners Fund	7
Vulcan Value Partners Small Cap Fund	11
Statements of Investments
Vulcan Value Partners Fund	13
Vulcan Value Partners Small Cap Fund	16
Statements of Assets and Liabilities	19
Statements of Operations	21
Statements of Changes in Net Assets
Vulcan Value Partners Fund	22
Vulcan Value Partners Small Cap Fund	23
Financial Highlights
Vulcan Value Partners Fund	24
Vulcan Value Partners Small Cap Fund	28
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	44
Additional Information	45
Disclosure Regarding Approval of Fund Advisory Agreements	47
Liquidity Risk Management Program	50
Trustees and Officers	51
Privacy Policy	54

Shareholder Letter

April 30, 2024 (Unaudited)

PORTFOLIO REVIEW (as of April 30, 2024)

General

Vulcan Value Partners Fund Investor Class returned 32.68% versus 13.42% for the Russell 1000® Value Index, the Fund’s primary benchmark, and 22.66% for the S&P 500® Index, the Fund’s secondary benchmark, for the fiscal year ended April 30, 2024. The Vulcan Value Partners Small Cap Fund Investor Class returned 6.11% versus 14.03% for the Russell 2000® Value Index, the Fund’s primary benchmark, and 13.32% for the Russell 2000® Index, the Fund’s secondary benchmark, for the fiscal year ended April 30, 2024.

As we have often said, we place no weight on short-term results, good or bad. In fact, we have made and will continue to make decisions that could negatively impact short-term performance when we think we can improve our long-term returns and lower risk.

In the discussion that follows, we generally define material contributors and detractors as companies having a greater than 1% impact on a Fund’s portfolio.

Vulcan Value Partners Fund Review

In the following discussion, we highlight a few holdings in the Vulcan Value Partners Fund. There were twelve material contributors over the one-year period ending April 30, 2024. The material contributors include TransDigm Group Inc., Amazon.com Inc., KKR & Co. Inc., Alphabet Inc., Carlyle Group Inc., Ares Management Corp., Salesforce Inc., Jones Lang LaSalle Inc., Microsoft Corp., Applied Materials Inc., Qorvo Inc., and CoStar Group Inc. There we no material detractors over the same period.

TransDigm Group Inc. was a material contributor during the period. TransDigm is an aerospace company making original equipment manufacturer and aftermarket parts for commercial and military aircraft. Approximately 90% of its net sales are from proprietary parts. The company reported what we feel are strong results at the end of 2023 and released strong guidance for the fiscal year 2024. The company also announced a $1.4B acquisition and a $35 per share special dividend. Global air traffic is nearing pre-pandemic levels, and in our view, the company continues to deliver strong performance.

While not a material detractor, Diageo plc was the largest detractor for the period. Diageo is a global spirits and beer producer with over 200 brands, including Johnnie Walker, Crown Royal, Guinness, Smirnoff, Baileys, Don Julio, and Casamigos. Diageo’s spirits segment generates more than 80% of the company’s revenue, and the spirits segment has been taking share from beer and wine over the last decade. The company is diversified across geographies, brands, and alcohol categories. In our opinion, Diageo has strong margins and high returns on invested capital. Its management team has what we feel is an excellent track record for brand and product innovation, moving into high-growth categories at the right time. In our view, the company has pricing power and performs well during recessions. Additionally, the premiumization trend has been a tailwind to Diageo’s revenue, and we believe this trend will continue, driven by an expanding global middle class and preference for higher quality spirits.

The Fund purchased Bureau Veritas SA during the period. Bureau Veritas is one of the world’s largest providers of testing, inspection, and certification (TIC) services. It provides services that should ensure its customers’ products comply with regulatory requirements and certification

Annual Report | April 30, 2024	1

Shareholder Letter

April 30, 2024 (Unaudited)

standards, as well as meet proper quality and safety thresholds. The cost of its services generally represents well under 1% of the total value of the product. Based on information from Bureau Veritas, the company has over 80,000 employees in 140 countries and serves over 400,000 clients in a wide array of end markets, including industrial production, buildings and infrastructure, shipping and offshore infrastructure, agriculture, and consumer goods. Exiting the period, we believe the business is stable and is experiencing long-term tailwinds from increasing regulation, complex consumer products, outsourcing, reshoring and nearshoring of supply chains, growth in renewable energy production, and a growing global middle class. Bureau Veritas has been on our MVP list for approximately a decade, and we believe concerns around macroeconomic downturn gave the Fund the opportunity to purchase it at a discount to our estimate of intrinsic value.

The Fund sold Lam Research Corp. during the period. Lam Research designs and manufactures equipment used in the fabrication of semiconductors. In our opinion, Lam is a wonderful business with great long-term prospects. We feel the company has shown tremendous financial resilience against what is currently a challenging industry backdrop. After a significant increase in its stock price over the last year, our margin of safety narrowed. We followed our discipline and sold the Fund’s position to reallocate capital into businesses with larger discounts.

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. Material contributors over the one-year period ending April 30, 2024 include Medpace Holdings Inc., Park Hotels & Resorts Inc., MillerKnoll Inc., Acuity Brands Inc., Ituran Location and Control Ltd., and Virtus Investment Partners Inc. Material detractors over the same period include Sealed Air Corp. and Victoria plc.

Medpace Holdings was a material contributor during the period. Medpace Holdings is a full service, clinical contract research organization. It provides outsourced drug development services to small and mid-sized biotechnology firms. During the period, Medpace reported strong metrics around new business, revenue, earnings, and free cash flow. We believe the company has a healthy balance sheet with no debt, a growing free cash flow coupon, and a highly aligned management team.

Victoria plc was a material detractor during the period. Victoria plc is a designer, manufacturer, and distributor of flooring and accessories focused on middle and high-end markets. It is the UK’s largest manufacturer of carpet and Europe’s largest manufacturer of soft flooring. The Fund originally purchased this position in the second quarter of 2021. After strong performance during COVID, the global flooring market and the company have slowed considerably due to the sharp increase in interest rates. In addition, Victoria made several acquisitions that we believe are promising in the long term but have also been negatively impacted by the industry downturn in the short run. As a result, Victoria’s leverage ratios have increased. We believe the company’s sustainable earning power to be significantly higher than its current results and that the business will inevitably recover. Having considered various scenarios over the coming years, we believe that the company’s shares are significantly discounted even under extremely pessimistic operating forecasts. We are watching this situation closely, and we will continue to exercise our discipline.

The Fund purchased Crown Holdings during the period. Crown Holdings is the second largest manufacturer of aluminum beverage cans globally. The beverage can industry is a consolidated and rational industry with high barriers to entry. We believe the industry structure, scale, and

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2024 (Unaudited)

long-term contracts with inflationary pass-throughs result in solid and stable margins, high returns on capital, and robust free cash flow. In addition, aluminum cans are taking share from other substrates, most notably plastic, as aluminum is considered a more sustainable product. This transition to aluminum is driving volume growth for Crown. Recently, demand for its products has been weak due to macro factors. We expect growth to normalize over time.

The Fund sold Core & Main Inc. during the period. In our view, Core & Main was a great investment for the Fund. Core & Main is a national distributor of water, wastewater, storm drainage, and fire protection products to municipalities and contractors across municipal, residential, and non-residential end markets. During the time the Fund owned the company, it generated over $1 billion of free cash flow which represented 19% of the market cap at the entry of the Fund’s investment. While our value grew materially over our holding period, the company’s stock price grew more quickly than our value and our margin of safety narrowed. We followed our discipline and reallocated capital to more discounted names. Core & Main remains on our MVP list, and we would be happy to own the company again.

Closing

We appreciate the confidence you have placed in us. Your stable capital, invested alongside our own, provides a foundation that allows us to make sound, long-term investment decisions that lower risk and provide the opportunity to achieve superior long-term results. You, our client-partners, are one of our most important competitive advantages.

C.T. Fitzpatrick

Chief Investment Officer

Vulcan Value Partners, LLC

Annual Report | April 30, 2024	3

Shareholder Letter

April 30, 2024 (Unaudited)

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated fair value of those shares.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, containing this and other information, visit https://vulcanvaluepartners.com/mutual-funds/ or call 1.877.421.5078. Please read carefully before investing.

4	www.vulcanvaluepartners.com

Fund Overview

April 30, 2024 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of April 30, 2024)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Fund - Investor Class Shares(3)	31.03%	32.68%	(0.27%)	8.79%	8.58%	10.91%	1.08%	1.08%
Vulcan Value Partners Fund - Institutional Class Shares	31.16%	32.94%	(0.05%)	–	–	9.06%	1.13%	0.85%
S&P 500® Total Return Index(4)	20.98%	22.66%	8.06%	13.19%	12.41%	13.18%
Russell 1000® Value Index(5)	18.42%	13.42%	5.17%	8.60%	8.43%	10.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class Shares: December 30, 2009, Institutional Class Shares: May 1, 2019

(1)	Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2024, without the approval by the Fund's Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2024	5

Fund Overview

April 30, 2024 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2024)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

TransDigm Group, Inc.	5.37%
Jones Lang LaSalle, Inc.	4.93%
Carlyle Group, Inc.	4.92%
KKR & Co., Inc.	4.91%
Amazon.com, Inc.	4.87%
Alphabet, Inc.	4.83%
Elevance Health, Inc.	4.82%
Qorvo, Inc.	4.35%
Ares Management Corp.	4.24%
Skyworks Solutions, Inc.	4.18%
Top Ten Holdings	47.42%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2024 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2023 and held until April 30, 2024.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2024	7

Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

Vulcan Value Partners Fund

	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expense Ratio(a)	Expenses Paid During period 11/1/23 - 4/30/24(b)
VULCAN VALUE PARTNERS FUND
Investor Class
Actual	$1,000.00	$1,310.30	1.08%	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	1.08%	$5.42
Institutional Class
Actual	$1,000.00	$1,311.60	0.85%	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.85%	$4.27

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

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Fund Overview
April 30, 2024 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of April 30, 2024)

						Since	Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	10 Year	Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund – Investor Class Shares(3)	17.45%	6.11%	(10.69%)	(0.47%)	3.07%	7.83%	1.26%	1.25%
Vulcan Value Partners Small Cap Fund – Institutional Class Shares	17.56%	6.33%	(10.47%)	–	–	(0.07%)	1.31%	1.00%
Russell 2000® Value Index(4)	18.09%	14.03%	(0.67%)	5.96%	6.45%	8.94%
Russell 2000® Index(5)	19.66%	13.32%	(3.18%)	5.83%	7.22%	9.73%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1.877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested. Returns for periods less than 1 year are cumulative.

*	Inception Dates – Investor Class Shares: December 30, 2009, Institutional Class Shares: May 1, 2019

(1)	Ratios as of the Prospectus dated August 31, 2023 and may differ from the ratios presented in the Financial Highlights.

(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2024. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2024 without the approval by the Fund's Board of Trustees.

(3)	The initial share class of the Fund was redesignated as Investor Class shares effective April 23, 2019.

(4)	The Russell 2000® Value Index is presented here as the primary index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(5)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2024	9

Fund Overview
April 30, 2024 (Unaudited)

Growth of $10,000 Initial Investment (for the period ended April 30, 2024)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Ibstock PLC	5.59%
Ituran Location and Control, Ltd.	5.26%
Premium Brands Holdings Corp.	5.11%
Littelfuse, Inc.	5.00%
Sdiptech AB	4.88%
ISS A/S	4.57%
Qorvo, Inc.	4.56%
ABM Industries, Inc.	4.44%
Savills PLC	4.30%
Cushman & Wakefield PLC	4.29%
Top Ten Holdings	48.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2023 and held until April 30, 2024.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2024	11

Disclosure of Fund Expenses
April 30, 2024 (Unaudited)

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expense Ratio(a)	Expenses Paid During period 11/1/23 - 4/30/24(b)
VULCAN VALUE PARTNERS SMALL CAP FUND
Investor Class
Actual	$1,000.00	$1,174.50	1.25%	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Institutional Class
Actual	$1,000.00	$1,175.60	1.00%	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	1.00%	$5.02

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments
April 30, 2024

	Shares	Value (Note 2)
COMMON STOCKS (99.43%)
Communications (13.87%)
Internet (9.70%)
Alphabet, Inc., Class C	201,220	$33,128,862
Amazon.com, Inc.(a)	191,070	33,437,250
		66,566,112

Telecommunications (4.17%)
Nice, Ltd.	128,157	28,644,371

TOTAL COMMUNICATIONS		95,210,483

Consumer, Cyclical (9.91%)
Entertainment (3.12%)
Live Nation Entertainment, Inc.(a)	240,597	21,391,479

Lodging (1.72%)
InterContinental Hotels Group PLC, ADR	66,077	6,498,673
Marriott International, Inc., Class A	22,437	5,298,048
		11,796,721

Retail (5.07%)
CarMax, Inc.(a)	303,254	20,612,175
Starbucks Corp.	160,321	14,186,805
		34,798,980

TOTAL CONSUMER, CYCLICAL		67,987,180

Consumer, Non-cyclical (16.66%)
Beverages (2.79%)
Diageo PLC	553,167	19,184,483

Commercial Services (5.07%)
Bureau Veritas SA	343,072	10,039,203
CoStar Group, Inc.(a)	270,232	24,734,335
		34,773,538

Healthcare-Products (1.59%)
Abbott Laboratories	102,910	10,905,373

Healthcare-Services (7.21%)
Elevance Health, Inc.	62,605	33,091,751
UnitedHealth Group, Inc.	33,829	16,363,087
		49,454,838

TOTAL CONSUMER, NON-CYCLICAL		114,318,232

Annual Report | April 30, 2024	13

Statement of Investments	Vulcan Value Partners Fund
April 30, 2024

	Shares	Value (Note 2)
Financial (28.84%)
Diversified Financial Services (11.19%)
Ares Management Corp., Class A	218,756	$29,114,236
Mastercard, Inc., Class A	54,065	24,394,128
Visa, Inc., Class A	86,649	23,274,788
		76,783,152

Private Equity (9.83%)
Carlyle Group, Inc.	754,450	33,799,360
KKR & Co., Inc., Class A	361,936	33,685,383
		67,484,743

Real Estate (7.82%)
CBRE Group, Inc., Class A(a)	228,732	19,874,523
Jones Lang LaSalle, Inc.(a)	187,084	33,806,081
		53,680,604

TOTAL FINANCIAL		197,948,499

Industrial (8.61%)
Aerospace/Defense (8.61%)
HEICO Corp., Class A	133,977	22,220,086
TransDigm Group, Inc.	29,542	36,869,302
		59,089,388

TOTAL INDUSTRIAL		59,089,388

Technology (21.54%)
Semiconductors (8.53%)
Qorvo, Inc.(a)	255,383	29,838,949
Skyworks Solutions, Inc.	269,350	28,710,016
		58,548,965

Software (13.01%)
Fiserv, Inc.(a)	119,287	18,211,546
Microsoft Corp.	68,726	26,757,093
Salesforce, Inc.	72,255	19,432,260
SS&C Technologies Holdings, Inc.	402,619	24,918,090
		89,318,989

TOTAL TECHNOLOGY		147,867,954

TOTAL COMMON STOCKS
(Cost $452,438,918)		682,421,736

14	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments
April 30, 2024

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.06%)
Money Market Fund (1.06%)
Invesco Government & Agency Portfolio, Institutional Class	5.240%	7,245,191	$7,245,191

TOTAL SHORT TERM INVESTMENTS
(Cost $7,245,191)			7,245,191

TOTAL INVESTMENTS (100.49%)
(Cost $459,684,109)			$689,666,927

Liabilities In Excess Of Other Assets (-0.49%)			(3,344,691)

NET ASSETS (100.00%)			$686,322,236

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2024	15

Statement of Investments	Vulcan Value Partners Small Cap Fund
April 30, 2024

	Shares	Value (Note 2)
COMMON STOCKS (98.64%)
Consumer, Cyclical (6.08%)
Home Furnishings (4.09%)
MillerKnoll, Inc.	497,864	$12,660,682

Leisure Time (1.99%)
Planet Fitness, Inc., Class A(a)	103,060	6,167,110

TOTAL CONSUMER, CYCLICAL		18,827,792

Consumer, Non-cyclical (32.77%)
Commercial Services (25.67%)
ABM Industries, Inc.	314,424	13,740,329
Colliers International Group, Inc.	124,619	12,965,361
Dun & Bradstreet Corp.	1,326,973	12,075,454
ISS A/S	754,011	14,154,766
PROG Holdings, Inc.	398,167	13,235,071
Savills PLC	983,919	13,302,682
		79,473,663

Food (5.11%)
Premium Brands Holdings Corp.	241,572	15,828,130

Healthcare-Services (1.99%)
Medpace Holdings, Inc.(a)	15,872	6,163,891

TOTAL CONSUMER, NON-CYCLICAL		101,465,684

Financial (9.98%)
Diversified Financial Services (3.72%)
Virtus Investment Partners, Inc.	52,605	11,537,329

Real Estate (4.29%)
Cushman & Wakefield PLC(a)	1,375,692	13,275,428

REITS (1.97%)
Park Hotels & Resorts, Inc.	377,480	6,088,752

TOTAL FINANCIAL		30,901,509

Industrial (36.45%)
Building Materials (13.94%)
Forterra PLC(b)	4,614,418	9,490,725
Ibstock PLC(b)	9,348,270	17,311,395
SmartRent, Inc.(a)	4,528,101	10,505,194

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
April 30, 2024

	Shares	Value (Note 2)
Industrial (continued)
Building Materials (continued)
Victoria PLC(a)(c)	2,401,302	$5,851,052
		43,158,366

Electrical Components & Equipment (8.99%)
Acuity Brands, Inc.	12,338	3,063,525
EnerSys	102,688	9,288,130
Littelfuse, Inc.	67,146	15,486,553
		27,838,208

Electronics (5.26%)
Ituran Location and Control, Ltd.	633,921	16,279,091

Manufactured Goods (2.93%)
Timken Co.	101,767	9,079,652

Packaging&Containers (5.33%)
Crown Holdings, Inc.	82,109	6,738,686
Sealed Air Corp.	310,906	9,787,321
		16,526,007

TOTAL INDUSTRIAL		112,881,324

Technology (13.36%)
Computers (8.80%)
Genpact, Ltd.	394,861	12,138,027
Sdiptech AB, Class B(a)	586,388	15,100,805
		27,238,832

Semiconductors (4.56%)
Qorvo, Inc.(a)	120,882	14,123,853

TOTAL TECHNOLOGY		41,362,685

TOTAL COMMON STOCKS
(Cost $318,943,613)		305,438,994

Annual Report | April 30, 2024	17

Statement of Investments	Vulcan Value Partners Small Cap Fund
April 30, 2024

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.27%)
Money Market Fund (1.27%)
Invesco Government & Agency Portfolio, Institutional Class	5.240%	3,940,511	$3,940,511

TOTAL SHORT TERM INVESTMENTS
(Cost $3,940,511)			3,940,511

TOTAL INVESTMENTS (99.91%)
(Cost $322,884,124)			$309,379,505

Other Assets In Excess Of Liabilities (0.09%)			275,475

NET ASSETS (100.00%)			$309,654,980

(a)	Non-Income Producing Security.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $26,802,120, which represents 8.66% of net assets as of April 30, 2024.

(c)	As of April 30, 2024 the security was deemed illiquid. Total value of such security is $5,851,052 representing 1.89% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities
April 30, 2024

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$689,666,927	$309,379,505
Cash	32,889	18,896
Receivable for investments sold	3,176,744	–
Receivable for shares sold	33,980	26,951
Dividends receivable	286,759	432,433
Other assets	490,512	184,562
Total assets	693,687,811	310,042,347

LIABILITIES:
Payable for investments purchased	1,099,343	–
Payable for shares redeemed	5,686,440	67,105
Payable to adviser	443,755	217,099
Payable for administration fees	24,680	13,003
Payable for transfer agency fees	47,958	31,942
Payable for delegated transfer agent equivalent services fees	310	318
Payable for professional fees	30,507	26,458
Payable for principal financial officer fees	1,038	431
Accrued expenses and other liabilities	31,545	31,011
Total liabilities	7,365,576	387,367
NET ASSETS	$686,322,235	$309,654,980

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$672,064,677	$704,823,153
Total distributable earnings	14,257,558	(395,168,173)
NET ASSETS	$686,322,235	$309,654,980

INVESTMENTS, AT COST	$459,684,109	$322,884,124

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2024	19

Statements of Assets and Liabilities
April 30, 2024

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
PRICING OF SHARES:
Investor Class:
Net Asset Value, offering and redemption price per share	$25.21	$11.49
Net Assets	$170,237,908	$48,711,097
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,752,971	4,240,277
Institutional Class:
Net Asset Value, offering and redemption price per share	25.40	11.62
Net Assets	516,084,327	260,943,883
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,314,796	22,459,471

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Statements of Operations
For the Year Ended April 30, 2024

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$8,539,063	$6,405,906
Foreign taxes withheld	–	(312,952)
Total investment income	8,539,063	6,092,954

EXPENSES:
Investment advisory fees (Note 6)	8,125,821	4,290,227
Administrative fees	315,789	153,754
Transfer agency fees	85,916	87,076
Delegated transfer agent equivalent services fees
Investor Class	12,805	6,613
Institutional Class	362,071	193,559
Professional fees	42,503	33,537
Custodian fees	51,238	30,182
Principal financial officer fees	11,935	5,384
Trustee fees and expenses	9,376	26,756
Other	76,537	60,225
Total expenses before waiver	9,093,991	4,887,313
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(10,654)
Institutional Class	(1,693,410)	(1,009,848)
Total net expenses	7,400,581	3,866,811
NET INVESTMENT INCOME	1,138,482	2,226,143

Net realized gain/(loss) on investments(a)	195,676,192	(6,868,596)
Net realized gain/(loss) on foreign currency transactions	70	(63,313)
Net realized gain/(loss)	195,676,262	(6,931,909)
Net change in unrealized appreciation of investments	33,906,886	25,650,910
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(4,055)	(13,230)
Net change in unrealized appreciation	33,902,831	25,637,680
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	229,579,093	18,705,771
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230,717,575	$20,931,914

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2024	21

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS:
Net investment income	$1,138,482	$1,748,148
Net realized gain/(loss)	195,676,262	(324,191,527)
Net change in unrealized appreciation	33,902,831	248,102,739
Net increase/(decrease) in net assets resulting from operations	230,717,575	(74,340,640)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(103,401)	(13,928,273)
Institutional Class	(1,196,649)	(35,401,136)
Net decrease in net assets from distributions	(1,300,050)	(49,329,409)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	4,035,601	10,502,788
Issued to shareholders in reinvestment of distributions	91,742	12,856,196
Cost of shares redeemed	(128,229,453)	(187,167,100)
Institutional Class
Proceeds from sales of shares	146,065,697	120,576,734
Issued to shareholders in reinvestment of distributions	1,140,372	33,617,847
Cost of shares redeemed	(495,617,376)	(341,125,529)
Net decrease from share transactions	(472,513,417)	(350,739,064)

Net decrease in net assets	(243,095,892)	(474,409,113)

NET ASSETS:
Beginning of year	929,418,127	1,403,827,240
End of year	$686,322,235	$929,418,127

See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Statements of Changes in Net Assets	Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS:
Net investment income	$2,226,143	$2,124,969
Net realized loss	(6,931,909)	(338,526,401)
Net change in unrealized appreciation	25,637,680	183,042,029
Net increase/(decrease) in net assets resulting from operations	20,931,914	(153,359,403)

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From distributable earnings
Investor Class	(197,522)	(14,357,975)
Institutional Class	(1,702,595)	(42,240,952)
Net decrease in net assets from distributions	(1,900,117)	(56,598,927)

SHARE TRANSACTIONS (Note 5):
Investor Class
Proceeds from sales of shares	4,850,934	12,041,666
Issued to shareholders in reinvestment of distributions	175,315	12,472,069
Cost of shares redeemed	(35,058,287)	(116,071,465)
Institutional Class
Proceeds from sales of shares	63,581,936	187,809,773
Issued to shareholders in reinvestment of distributions	1,373,221	31,035,572
Cost of shares redeemed	(162,850,567)	(442,086,874)
Net decrease from share transactions	(127,927,448)	(314,799,259)

Net decrease in net assets	(108,895,651)	(524,757,589)

NET ASSETS:
Beginning of year	418,550,631	943,308,220
End of year	$309,654,980	$418,550,631

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2024	23

Financial Highlights	Vulcan Value Partners Fund
For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
$19.01	$20.74	$29.87	$19.50	$21.05

–	0.00 (b)	(0.16)	(0.14)	0.03
6.21	(0.74)	(5.75)	11.42	(0.53)
6.21	(0.74)	(5.91)	11.28	(0.50)

(0.01)	–	–	0.00 (b)	0.00 (b)
–	(0.99)	(3.22)	(0.91)	(1.05)
(0.01)	(0.99)	(3.22)	(0.91)	(1.05)

–	–	–	0.00 (b)	0.00 (b)
6.20	(1.73)	(9.13)	10.37	(1.55)
$25.21	$19.01	$20.74	$29.87	$19.50

32.68%	(2.99%)	(22.93%)	58.62%	(3.15%)

$170,238	$232,565	$437,470	$624,789	$500,309

1.08%	1.08%	1.06%	1.08%	1.09%
1.08%	1.08%	1.06%	1.08%	1.09%

(0.02%)	0.01%	(0.54%)	(0.57%)	0.12%

32%	40%	49%	67%	80%

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2024	25

Financial Highlights	Vulcan Value Partners Fund

For a share outstanding throughout the years presented.

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

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Vulcan Value Partners Fund

For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
$19.15	$20.84	$29.93	$19.52	$21.02

0.04	0.04	(0.10)	(0.09)	0.09
6.26	(0.74)	(5.77)	11.46	(0.51)
6.30	(0.70)	(5.87)	11.37	(0.42)

(0.05)	–	–	(0.05)	(0.03)
–	(0.99)	(3.22)	(0.91)	(1.05)
(0.05)	(0.99)	(3.22)	(0.96)	(1.08)

–	–	–	0.00 (b)	0.00	(b)
6.25	(1.69)	(9.09)	10.41	(1.50)
$25.40	$19.15	$20.84	$29.93	$19.52

32.94%	(2.78%)	(22.74%)	59.02%	(2.83	%)(c)

$516,084	$696,853	$966,357	$1,147,175	$768,726

1.13%	1.13%	1.11%	1.12%	1.14	%(d)
0.85%	0.85%	0.85%	0.85%	0.85	%(d)

0.20%	0.23%	(0.34%)	(0.36%)	0.40	%(d)

32%	40%	49%	67%	80	%(c)

See Accompanying Notes to Financial Statements.

Annual Report | Annual Report	27

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the years presented.

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

28	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
$10.87	$14.47	$22.62	$12.01	$17.31

0.04	0.01	(0.10)	(0.10)	0.12
0.62	(2.18)	(3.22)	10.73	(4.57)
0.66	(2.17)	(3.32)	10.63	(4.45)

(0.04)	–	–	(0.02)	(0.08)
–	(1.43)	(4.83)	–	(0.77)
(0.04)	(1.43)	(4.83)	(0.02)	(0.85)

–	–	–	0.00 (b)	0.00 (b)
0.62	(3.60)	(8.15)	10.61	(5.30)
$11.49	$10.87	$14.47	$22.62	$12.01

6.11%	(14.39%)	(21.58%)	88.51%	(27.28%)

$48,711	$75,271	$221,910	$310,600	$153,249

1.27%	1.26%	1.25%	1.25%	1.26%
1.25%	1.25%	1.25%	1.25%	1.25%

0.38%	0.12%	(0.47%)	(0.65%)	0.75%

33%	26%	69%	75%	102%

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2024	29

Financial Highlights	Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the period or years presented.

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

30	www.vulcanvaluepartners.com

Financial Highlights	Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
$10.99	$14.57	$22.70	$12.03	$17.18

0.07	0.05	(0.04)	(0.06)	0.12
0.62	(2.20)	(3.26)	10.77	(4.41)
0.69	(2.15)	(3.30)	10.71	(4.29)

(0.06)	–	–	(0.04)	(0.09)
–	(1.43)	(4.83)	–	(0.77)
(0.06)	(1.43)	(4.83)	(0.04)	(0.86)

–	–	–	0.00 (b)	0.00	(b)
0.63	(3.58)	(8.13)	10.67	(5.15)
$11.62	$10.99	$14.57	$22.70	$12.03

6.33%	(14.14%)	(21.40%)	89.07%	(26.56	%)(c)

$260,944	$343,279	$721,399	$710,679	$247,629

1.32%	1.31%	1.27%	1.29%	1.32	%(d)
1.00%	1.00%	1.00%	1.00%	1.00	%(d)

0.64%	0.42%	(0.19%)	(0.39%)	0.76	%(d)

33%	26%	69%	75%	102	%(c)

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2024	31

Notes to Financial Statements

April 30, 2024

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds offer Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service utilized by the valuation designee which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by the valuation designee under the general supervision of the Board of Trustees of the Trust (the "Board" or the “Trustees”).

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Notes to Financial Statements

April 30, 2024

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations for investments in the Funds. When such prices or quotations are not available, or when the Valuation Designee believes that they are unreliable, securities may be priced using fair value procedures utilized by the Valuation Designee. The fair valuation policies and procedures (“FV Procedures”) are utilized by the Valuation Designee for the fair valuation of portfolio assets held by the Funds in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2)  available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Valuation Designee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Funds.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2024	33

Notes to Financial Statements

April 30, 2024

The following is a summary of each input used to value each Fund’s investments as of April 30, 2024:

Vulcan Value Partners Fund:

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Unadjusted	Observable	Unobservable
Investments in Securities at Value	Quoted Prices	Inputs	Inputs	Total
Common Stocks(a)	$682,421,736	$–	$–	$682,421,736
Short Term Investments	7,245,191	–	–	7,245,191
TOTAL	$689,666,927	$–	$–	$689,666,927

Vulcan Value Partners Small Cap Fund:

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Unadjusted	Observable	Unobservable
Investments in Securities at Value	Quoted Prices	Inputs	Inputs	Total
Common Stocks(a)	$305,438,994	$–	$–	$305,438,994
Short Term Investments	3,940,511	–	–	3,940,511
TOTAL	$309,379,505	$–	$–	$309,379,505

(a)	For detailed descriptions of the underlying industries, see the accompanying Statements of Investments.

For the year ended April 30, 2024, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value. There were no transfers in/out of Level 3 securities during the year ended April 30, 2024.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as information is available to the Funds. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of

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Notes to Financial Statements

April 30, 2024

securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day.

For the year ended April 30, 2024, ReFlow purchased 4,409,885 shares at a value of $96,291,084 and redeemed 4,409,885 shares at a value of $96,891,108 from the Vulcan Value Partners Fund.

For the year ended April 30, 2024, ReFlow purchased 1,178,240 shares at a value of $13,452,352 and redeemed 1,178,240 shares at a value of $13,282,138 from the Vulcan Value Partners Small Cap Fund.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in

Annual Report | April 30, 2024	35

Notes to Financial Statements

April 30, 2024

foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

In-Kind Redemptions: During the year ended April 30, 2024, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $94,038,412. For financial reporting purposes, the Vulcan Value Partners Fund recognized gains on the in-kind redemptions in the amount of $52,542,738. During the year ended April 30, 2024, the Vulcan Value Partners Small Cap Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $10,879,632. For financial reporting purposes, the Vulcan Value Partners Small Cap Fund recognized gains on the in-kind redemptions in the amount of $4,173,937. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses:

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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Notes to Financial Statements

April 30, 2024

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to in-kind redemptions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at April 30, 2024, the following reclassifications were made to increase (decrease) such amounts:

		Distributable
Fund	Paid-in Capital	earnings
Vulcan Value Partners Fund	$52,033,529	$(52,033,529)
Vulcan Value Partners Small Cap Fund	3,330,109	(3,330,109)

Tax Basis of Investments: As of April 30, 2024, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

	Vulcan Value	Vulcan Value Partners
	Partners Fund	Small Cap Fund
Gross appreciation (excess of value over tax cost)	$234,710,595	$42,125,286
Gross depreciation (excess of tax cost over value)	(7,140,645)	(72,172,395)
Net appreciation (depreciation) of foreign currency	(16,512)	(1,782)
Net unrealized appreciation	$227,553,438	$(30,048,891)
Cost of investments for income tax purposes	$462,096,977	$339,426,614

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and C-Corp basis adjustments.

Annual Report | April 30, 2024	37

Notes to Financial Statements
April 30, 2024

Components of Distributable Earnings: As of April 30, 2024, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$1,555,210	$2,081,733
Accumulated Capital Gains/(Losses)	(214,851,090)	(367,201,015)
Net unrealized appreciation/(depreciation) on investments	227,553,438	(30,048,891)
Total	$14,257,558	$(395,168,173)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2024 were as follows:

	Ordinary Income	Long-Term Capital Gain
2024
Vulcan Value Partners Fund	$1,300,050	$–
Vulcan Value Partners Small Cap Fund	1,900,117	–

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain
2023
Vulcan Value Partners Fund	$29,911,862	$19,417,547
Vulcan Value Partners Small Cap Fund	–	56,598,927

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. The Vulcan Value Partners Fund used capital loss carryovers during the year ended April 30, 2024 in the amount of $143,580,634. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short Term Capital Losses Recognized	Long Term Capital Losses Recognized
Vulcan Value Partners Fund	$211,537,921	$3,313,169
Vulcan Value Partners Small Cap Fund	207,155,823	160,045,192

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Notes to Financial Statements
April 30, 2024

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and in-kind transactions) during the year ended April 30, 2024 were as follows:

Fund	Purchase of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$253,652,182	$625,949,420
Vulcan Value Partners Small Cap Fund	119,870,026	231,852,666

The cost of purchases in-kind, proceeds from sales in-kind along with their realized gains/(loss) during the year ended April 30, 2024 were as follows:

Fund	Purchases	Proceeds	Net Realized Gain/(Loss)
Vulcan Value Partners Fund	$–	$94,038,412	$52,542,738
Vulcan Value Partners Small Cap Fund	–	10,879,632	4,173,937

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
Shares Sold
Investor Class	190,272	563,599
Institutional Class	6,469,525	6,459,137
Shares Issued in Reinvestment of Dividends
Investor Class	4,158	759,374
Institutional Class	51,345	1,972,878
Less Shares Redeemed
Investor Class	(5,674,404)	(10,180,453)
Institutional Class	(22,599,363)	(18,415,727)
Net Decrease	(21,558,467)	(18,841,192)

Annual Report | April 30, 2024	39

Notes to Financial Statements
April 30, 2024

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
Shares Sold
Investor Class	427,806	968,145
Institutional Class	5,538,639	15,401,333
Shares Issued in Reinvestment of Dividends
Investor Class	15,938	1,215,601
Institutional Class	123,602	2,995,712
Less Shares Redeemed
Investor Class	(3,128,867)	(10,591,932)
Institutional Class	(14,448,515)	(36,650,988)
Net Decrease	(11,471,397)	(26,662,129)

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses with respect to either Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 0.85% and 1.00% of the Vulcan Value Partners Fund’s and the Vulcan Value Partners Small Cap Fund’s average daily net assets, respectively, for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess.

The Adviser agrees that the foregoing fee waiver and reimbursement agreement for each Fund are effective as of September 1, 2023 and shall continue through August 31, 2024.

The Adviser will be permitted to recapture expenses it has borne through this letter agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this letter

40	www.vulcanvaluepartners.com

Notes to Financial Statements
April 30, 2024

agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred.

For the year ended April 30, 2024, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund
Investor	$–	$–
Institutional	1,693,410	–
Vulcan Value Partners Small Cap Fund
Investor	10,654	–
Institutional	1,009,848	–

As of April 30, 2024, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2025	Expires 2026	Expires 2027	Total
Vulcan Value Partners Fund
Investor	$–	$–	$–	$–
Institutional	3,139,514	2,092,143	1,693,410	6,925,067
Vulcan Value Partners Small Cap Fund
Investor	–	20,237	10,654	30,891
Institutional	2,306,194	1,482,188	1,009,848	4,798,230

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2024 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements

Annual Report | April 30, 2024	41

Notes to Financial Statements
April 30, 2024

under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30,

2024 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

Trustees: The fees and expenses of the Trustees of the Board are presented in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Funds’ annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds’ new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of this rule and form amendment changes.

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Notes to Financial Statements
April 30, 2024

9. SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined there were no subsequent events to report through the issuance of these Financial Statements.

Annual Report | April 30, 2024	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the “Funds”), each a series of Financial Investors Trust, as of April 30, 2024, the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended April 30, 2023, and prior, were audited by other auditors whose report dated June 29, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 28, 2024

44	www.vulcanvaluepartners.com

Additional Information
April 30, 2024 (Unaudited)

1. FUND HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. The Funds’ Form N-PORT reports are also available upon request by calling (toll-free) (866) 759-5679.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2023:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	100%	100%
Vulcan Value Partners Small Cap Fund	100%	100%

In early 2024, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

4. CHANGE IN AUDITOR

Effective as of the close of business on March 13, 2024, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds' financial statements as of and for the fiscal year ended April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Funds' most recent fiscal year, and through March 13, 2024, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year. During the Funds' fiscal year ended April 30, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Annual Report | April 30, 2024	45

Additional Information
April 30, 2024 (Unaudited)

During each Fund's fiscal year ended April 30, 2023 and the subsequent interim period through March 13, 2024, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On March 13, 2024, upon the recommendation of the Funds' Audit Committee, the Board of Trustees of the Funds approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for each Fund for the fiscal year ending April 30, 2024. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Funds' former independent registered accounting firm on March 13, 2024.

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Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2024 (Unaudited)

On December 12, 2023, the Trustees met in person to discuss, among other things, the renewal of the Investment Advisory Agreement between Vulcan Value Partners, LLC (“Vulcan”) and the Trust, with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund (together, the “Vulcan Funds”), dated December 30, 2009, as amended (the “Vulcan Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Vulcan Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fees paid by the Trust, on behalf of the Vulcan Funds, to Vulcan, of 1.00% for the Vulcan Value Partners Fund and 1.15% for the Vulcan Value Partners Small Cap Fund, in light of the extent and quality of the advisory services provided by Vulcan to each of the Vulcan Funds.

The Board received and considered information including a comparison of the Investor Class and Institutional Class of each Vulcan Fund’s contractual advisory fee rate with those of funds in the peer group of funds based on an independent analysis by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate of both classes of both Vulcan Funds was higher than the Data Provider peer group median.

Total Net Expense Ratios: The Trustees further reviewed and considered that the total net expense ratios of both classes of both Vulcan Funds were higher than the Data Provider peer group median.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Vulcan Funds under the Vulcan Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Vulcan. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Vulcan Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Vulcan’s Code of Ethics.

Performance: The Trustees reviewed performance information in the independent analysis prepared by the Data Provider for the Investor Class and Institutional Class of the Vulcan Funds for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods, as applicable, ended September 30, 2023. That review included a comparison of each Vulcan Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted

Annual Report | April 30, 2024	47

Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2024 (Unaudited)

that each class of both Funds underperformed the peer group median over each applicable period. The Trustees considered Vulcan’s statements regarding the cause of the recent underperformance of the Funds, including the outsized impact of the performance of a small number of portfolio holdings on the Funds’ recent and longer-term performance. The Trustees considered Vulcan’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes. The Trustees also reviewed and considered the supplemental comparison prepared by the Data Provider at the request of Vulcan.

Comparable Accounts: The Trustees noted certain information provided by Vulcan regarding fees charged to its other clients utilizing a strategy similar to that employed by the Vulcan Funds.

Profitability: The Trustees received and considered a profitability analysis prepared by Vulcan based on the fees payable under the Vulcan Investment Advisory Agreement.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds have been or would be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate of the Institutional Class and the Investor Class of both Vulcan Funds was higher than the Data Provider peer group median;

●	the total net expense ratios of the Institutional Class and the Investor Class of both Vulcan Funds were higher than the Data Provider peer group median;

●	the nature, extent, and quality of services rendered by Vulcan under the Vulcan Investment Advisory Agreement with respect to each Vulcan Fund were adequate;

●	bearing in mind statements from Vulcan regarding the cause of the recent underperformance of the Funds, including the outsized impact of the performance of a small number of portfolio holdings on the Funds’ recent and longer-term performance, the Institutional Class and the Investor Class of both Vulcan Funds underperformed the Data Provider peer group median for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2023, as applicable;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Vulcan’s other clients employing a comparable strategy to any of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fee payable by the Vulcan Funds;

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Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2024 (Unaudited)

●	the profit, if any, realized by Vulcan in connection with the operation of any of the Vulcan Funds is not unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to Vulcan in connection with its relationship with any of the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of each of the Vulcan Funds and their shareholders.

Annual Report | April 30, 2024	49

Liquidity Risk Management Program
April 30, 2024 (Unaudited)

The Financial Investors Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment advisers, sub-advisers, and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on March 12, 2024, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the calendar year 2023. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

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Trustees and Officers

April 30, 2024 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 877-421-5078.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	16	Ms. Anstine is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Blue Biofuels (since 2020) and Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	16	Mr. Burke is a Trustee of ALPS ETF Trust (24 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2024	51

Trustees and Officers

April 30, 2024 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy W. Deems, 1976	Trustee	Since 2009	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	16	Mr. Deems is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 Fund); and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Since 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	16	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee and Chairman	Trustee Since 2009; Chairman Since 2024	Mr. Shell is Founder of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). He is currently CEO of TalkBox, a phone/privacy booth company and key venture of Red Idea, LLC (since 2023) and a board member of DLVR, a package security company (since 2018). Mr. Shell serves on the Finance Committee serving the Board of Directors of Children’s Hospital of Colorado (since 2023) and served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	16	None.

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Trustees and Officers

April 30, 2024 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Since 2020	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012).
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of Alpha Alternative Asset Fund, Centre Funds, GraniteShares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).
Benjamin Winograd, 1993	Assistant Secretary	Since 2023	Mr. Winograd joined ALPS in June 2023 and is currently Principal Legal Counsel. Prior to joining ALPS, Mr. Winograd was the Director of Enforcement at AdvisorLaw (law firm) from February 2020-August 2022. He also serves as Assistant Secretary of AVIT.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 16, and any other investment companies for which Vulcan Value Partners, LLC provides investment advisory services (currently none).

Annual Report | April 30, 2024	53

Privacy Policy
April 30, 2024 (Unaudited)

WHO WE ARE
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

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Privacy Policy
April 30, 2024 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2024	55

VULCAN
VALUE
PARTNERS

DISCLOSURES

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended April 30, 2024 and April 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $113,000 and $423,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2024 and April 30, 2023, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2024 and April 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $29,000 and $97,350, respectively. The fiscal years 2024 and 2023 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended April 30, 2024 and April 30, 2023, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $29,000 in the fiscal year ended April 30, 2024, and were $97,350 in the fiscal year ended April 30, 2023. These fees consisted of non-audit fees billed to (i) the Registrant of $29,000 in the fiscal year ended April 30, 2024, and $97,350 in the fiscal year ended April 30, 2023 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $0 in the fiscal year ended April 30, 2024 and $0 in the fiscal year ended April 30, 2023. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Change in Registrant's independent public accountants.

Effective as of the close of business on March 13, 2024, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds' financial statements as of and for the fiscal year ended April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Funds' most recent fiscal year, and through March 13, 2024, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year. During the Funds' fiscal year ended April 30, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund's fiscal year ended April 30, 2023 and the subsequent interim period through March 13, 2024, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Lucas Foss
Lucas Foss (Principal Executive Officer)
President

Date:	July 8, 2024

By:	/s/ Jennell Panella
Jennell Panella (Principal Financial Officer)
Treasurer

Date:	July 8, 2024